UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019—October 31, 2020

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2020
Vanguard Selected Value Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2020, Vanguard Selected Value Fund returned –11.25%. It underperformed its benchmark, which returned –6.94%.
•	In December 2019, Cooke & Bieler, LP, was added as an advisor to the fund with a target allocation of 40% of assets. Barrow, Hanley, Mewhinney & Strauss, LLC, no longer serves as an advisor to the fund.
•	The period was marked by the global spread of COVID-19 and efforts to contain it. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned 10.15%. Growth stocks outperformed value stocks, while large-capitalization stocks outperformed mid- and small-caps.
•	Returns were negative in nine of the fund’s 11 sectors, most notably in energy. The advisors’ holdings in materials and light weighting in real estate helped relative performance. Their holdings in industrials detracted most from relative returns.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15
CPI
Consumer Price Index	1.18%	1.82%	1.83%
1

Advisors' Report
For the 12 months ended October 31, 2020, Vanguard Selected Value Fund returned –11.25%. It underperformed its benchmark, the Russell Midcap Value Index, which returned –6.94%
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 13, 2020.
Pzena Investment Management, LLC
Portfolio Managers:
Richard Pzena, Managing Principal
and Co-Chief Investment Officer
John Flynn, Principal
Ben Silver, CFA, CPA, Principal
An easing of trade tensions between the U.S. and China propelled markets higher in the final months of 2019—but stocks then suffered their sharpest decline on record in response to the COVID-19 pandemic and associated economic slowdowns. Value stocks, already cheap, fared the worst in this sell-off; growth stocks drove the market in its rebound, propelled by ever-lower interest rates.
The portfolio declined mostly because of its exposure to energy and financials, while holdings in industrials added to results. Opportunistic buying during the March low helped performance.
Among our energy holdings, National Oilwell Varco and TechnipFMC suffered as oil prices remained volatile. Some forecasters reduced their expectations for oil demand, both short-term and longer-term. While we expect that oil demand may never return to the growth seen historically, our research shows that the shrinkage in supply is already severe, raising the prospects of a healthy recovery in price and an increase in the industry’s profitability.
In financials, property and casualty insurer Axis Capital detracted on concerns around elevated expenses related to COVID-19 and a large increase in reserves. Management has a history of conservative reserve development, and the company and industry are now benefiting from the material price increases on insurance renewals linked to the current hard market.
Two of the largest contributors, specialty chemical maker Dow and global insurer AIG, were new positions. Dow shares rebounded after management effectively

2

reduced costs during the downturn. AIG shares benefited from management's increased disclosure on lines impacted by COVID-19 exposure, as well as from the life and retirement segment’s investment portfolio exposure to credit losses and rate migration. AIG recently announced it will separate its life and retirement business and establish two independent companies.
Other notable new positions included Ford Motor, NRG Energy, Olin, Textron, and Reinsurance Group of America. To help fund these purchases, notable exits included KKR, Anixter International, Carlisle Companies, Avangrid, and Legg Mason.
Persistent market volatility and widespread uncertainty have resulted in the widest valuation dispersions in the last 50 years and some of the most attractive valuations in our history. We believe our companies have the ability to manage through the uncertainty without capital impairment and will thrive as the economy continues to recover.
Cooke & Bieler, LP
Portfolio Managers:
Mehul Trivedi, CFA, Partner
and Research Analyst
William Weber, CFA, Partner
and Research Analyst
Note: On December 16, 2019, Vanguard added Cooke & Bieler as an advisor to
Vanguard Selected Value Fund. The commentary below is for the period from December 16, 2019, through October 31, 2020.
The investment environment was shaped by the global coronavirus pandemic and the economic shocks it caused. Panic selling in the first quarter of 2020 quickly gave way to a rapid recovery. Growth stocks led the way, with technology companies seen as winning from the pandemic’s fallout.
The portfolio’s top contributors were relatively immune to the challenging economic environment. Helen of Troy’s health care product portfolio—including thermometers, residential air-filtration systems, and humidifiers—benefited from increased demand, while its housewares and beauty lineup also posted strong results. Appliance manufacturer Whirlpool saw healthy demand for appliances, driven by home price appreciation and expanding home equity. IAA, an operator of marketplaces for damaged and low-value vehicles, proved relatively resilient despite declines in driving activity, as auctions shifted online and higher revenue per vehicle offset lower volumes. Positioning was broadly positive, with a lack of exposure to energy and real estate especially helpful.
The portfolio’s largest detractors—AerCap, Norwegian Cruise Lines, and Hexcel—were affected by the pandemic. AerCap, a leading lessor of aircraft, suffered amid concerns about the pandemic’s long-term impact on air traffic and demand for aircraft. Norwegian was
3

forced to cease operations indefinitely as cruise ships were deemed vectors for coronavirus transmission. We eliminated it from the portfolio in April. Hexcel, a manufacturer of highly engineered aircraft components, suffered a sharp decline in commercial aerospace revenues as production schedules were sharply cut. Though 2020 was a difficult year for both AerCap and Hexcel, we believe both businesses have the financial wherewithal to survive the current downturn and prosper on the other side.
Outlook
We expect the U.S. economy to recover as people return to many pre-COVID routines, driven by improving therapies and, eventually, vaccines. As the economy normalizes, we expect that investors will better appreciate the enormous valuation disparity created between stocks of companies buoyed by COVID-19 and stocks of companies that have taken a hit but remain strong, viable businesses. Reasonably valued stocks of well-positioned, financially strong companies with staying power and fundamental improvement potential should perform well.
Donald Smith & Co., Inc.
Portfolio Managers:
Richard L. Greenberg, CFA,
Chief Executive Officer
and Co-Chief Investment Officer
Jon Hartsel, CFA,
Co-Chief Investment Officer
and Director of Research
After a strong fourth quarter of 2019 and a positive beginning to the new year, markets plummeted in March with the onset of the COVID-19 pandemic and the subsequent lockdowns. Initially, there was an indiscriminate sell-off that also affected the portfolio’s holdings, particularly those in COVID-impacted areas such as travel and hospitality. While the markets and our portfolio have made some recovery since the trough in March, the pandemic is far from over, and heightened risks remain for almost every sector.
The top contributors for the period were the gold miners Gold Fields, Kinross Gold, Equinox Gold, and IAMGOLD. While the subsector declined with the broader market in the initial pandemic-driven sell-off in March, miners quickly rebounded as gold rallied in response to unprecedented monetary and fiscal stimulus. The outlook for gold and gold miners is positive, as real interest rates are expected to remain low and valuation of the miners remains attractive relative to their expected profitability and free cash flow.
New holding Mosaic was another large contributor. The fertilizer company quickly recovered from its March low as the phosphate market tightened with improved demand and supply dynamics.
Airline and aircraft leasing stocks, including Air France, AerCap, and JetBlue, detracted most, as air travel came to an
4

almost complete halt. News of government aid to the airline industry helped alleviate some pressure, but airline stocks remain depressed. Aircraft lessors like AerCap struggled with customer requests for lease payment deferrals and the prospect of airline bankruptcies.
Financial holdings were mixed; insurers Unum Group and CNA Financial declined, while Fifth Third Bankcorp rose. Homebuilders were also mixed. We were able to sell out of Toll Brothers at a gain, but Taylor Morrison Home declined.
Throughout the period, we sold out of certain holdings to accommodate redemption requests—but also made new purchases in commodities-related industries such as aluminum, paper, and gold, as well as in shipping, real estate, and insurance. Given the strong performance of the gold miner group, we took gains in these names throughout the second and third quarters.
Our largest industry weightings are to insurance, metals, building and real estate, and airlines and aircraft leasing.
Our holdings are valued at 69% of tangible book value and 5.2 times our estimate of normalized earnings, compared with the Standard & Poor’s 500 Index at 1,193% of tangible book value and 16.4 times normalized earnings. This portfolio valuation is one of the most attractive levels we have seen on both an absolute and a relative basis. As the world eventually emerges from the pandemic and the economy shows signs of recovery, we believe our portfolio is positioned to perform well.
5

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Pzena Investment Management, LLC	40	2,027	Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.
Cooke & Bieler, L.P.	40	1,967	Conducts fundamental research in seeking high-quality businesses that have a record of generating attractive and sustainable returns on capital, durable competitive advantages, and skilled and shareholder-friendly management teams.
Donald Smith & Co., Inc.	18	911	Conducts fundamental research on the lowest price-to-tangible book value companies. Research focuses on underlying quality of book value and assets, and on long-term earnings potential.
Cash Investments	2	104	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2020
Selected Value Fund	Beginning Account Value 4/30/2020	Ending Account Value 10/31/2020	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,167.01	$1.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.63	1.53
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
8

Selected Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2010, Through October 31, 2020
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Selected Value Fund	-11.25%	3.35%	8.23%	$22,058
Russell Midcap Value Index	-6.94	5.32	9.40	24,565
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	11.41	12.75	33,211

See Financial Highlights for dividend and capital gains information.
9

Selected Value Fund
Fund Allocation
As of October 31, 2020
Communication Services	0.9%
Consumer Discretionary	14.2
Consumer Staples	0.6
Energy	3.7
Financials	28.3
Health Care	6.6
Industrials	22.6
Information Technology	9.2
Materials	9.5
Real Estate	1.9
Utilities	2.5
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

Selected Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.8%)
Communication Services (0.9%)
	Omnicom Group Inc.	692,900	32,705
	Interpublic Group of Cos. Inc.	585,529	10,592
			43,297
Consumer Discretionary (13.6%)
	Gildan Activewear Inc.	5,631,927	116,975
*	Taylor Morrison Home Corp. Class A	3,571,543	77,145
	American Eagle Outfitters Inc.	4,889,900	67,041
	Lear Corp.	528,357	63,831
*	Helen of Troy Ltd.	303,181	57,483
	Ford Motor Co.	6,858,769	53,018
	Whirlpool Corp.	239,800	44,353
*	Mohawk Industries Inc.	392,366	40,488
	Hanesbrands Inc.	2,506,100	40,273
	Newell Brands Inc.	2,065,477	36,476
	Gap Inc.	1,259,132	24,490
	PVH Corp.	397,619	23,177
	Gentex Corp.	775,300	21,453
	Extended Stay America Inc.	1,286,500	14,602
	Carnival Corp.	73,862	1,013
			681,818
Consumer Staples (0.6%)
	Spectrum Brands Holdings Inc.	514,869	29,281
Energy (3.5%)
	Halliburton Co.	4,945,509	59,643
	Baker Hughes Co. Class A	2,875,425	42,470
	National Oilwell Varco Inc.	4,227,629	35,512
	Cenovus Energy Inc.	5,167,683	16,950
	TechnipFMC plc	2,382,657	13,176
	Murphy Oil Corp.	645,960	4,987
	Euronav NV	309,587	2,279
*	WPX Energy Inc.	254,758	1,174
			176,191
Financials (27.1%)
	Fifth Third Bancorp	3,401,254	78,977
	Unum Group	4,278,000	75,549
	CNO Financial Group Inc.	4,031,828	71,565
	Globe Life Inc.	833,502	67,589
11

Selected Value Fund
		Shares	Market Value• ($000)
	Equitable Holdings Inc.	3,068,136	65,934
	Axis Capital Holdings Ltd.	1,509,132	64,425
	American International Group Inc.	2,041,847	64,298
	Regions Financial Corp.	4,652,548	61,879
	Voya Financial Inc.	1,252,126	60,014
	Alleghany Corp.	96,500	52,779
	TCF Financial Corp.	1,912,000	52,026
*	Arch Capital Group Ltd.	1,709,700	51,650
	KeyCorp	3,920,749	50,891
	Synchrony Financial	1,954,800	48,909
	Essent Group Ltd.	1,188,800	47,374
	Jefferies Financial Group Inc.	2,346,121	45,773
	CNA Financial Corp.	1,536,402	45,769
	State Street Corp.	760,000	44,764
	FirstCash Inc.	809,900	42,147
	Webster Financial Corp.	1,132,283	36,471
	Invesco Ltd.	2,742,777	35,958
	Progressive Corp.	372,684	34,250
	Reinsurance Group of America Inc.	325,907	32,923
	Fidelity National Financial Inc.	724,400	22,666
	Commerce Bancshares Inc.	354,501	22,068
	Hartford Financial Services Group Inc.	506,455	19,509
	American National Group Inc.	193,300	13,299
	Loews Corp.	350,000	12,138
	Allstate Corp.	121,976	10,825
	Everest Re Group Ltd.	51,771	10,203
	Hanover Insurance Group Inc.	97,763	9,352
	Comerica Inc.	121,055	5,509
	MFA Financial Inc.	1,016,357	2,866
			1,360,349
Health Care (6.3%)
*	Syneos Health Inc.	925,900	49,147
*	Integra LifeSciences Holdings Corp.	1,083,260	47,772
*	Laboratory Corp. of America Holdings	233,400	46,626
	Cardinal Health Inc.	956,318	43,790
	Hill-Rom Holdings Inc.	474,100	43,176
	Perrigo Co. plc	901,100	39,531
*	Mylan NV	1,719,068	24,995
	McKesson Corp.	138,658	20,451
			315,488
Industrials (21.7%)
*	AerCap Holdings NV	4,695,200	116,582
*	JetBlue Airways Corp.	6,440,529	77,093
	Terex Corp.	2,618,814	64,659
	Ryder System Inc.	1,182,066	58,229
*	IAA Inc.	991,400	56,103
	Snap-on Inc.	342,869	54,012
	BWX Technologies Inc.	887,000	48,794
	Westinghouse Air Brake Technologies Corp.	807,524	47,886
*	Colfax Corp.	1,660,600	45,152
	Huntington Ingalls Industries Inc.	296,200	43,684
	Textron Inc.	1,179,129	42,213
	Eaton Corp. plc	397,600	41,267
	Woodward Inc.	510,600	40,618
	Acuity Brands Inc.	435,900	38,856
12

Selected Value Fund
		Shares	Market Value• ($000)
*	JELD-WEN Holding Inc.	1,785,519	37,549
	Enerpac Tool Group Corp. Class A	1,717,514	30,623
	AMETEK Inc.	299,800	29,440
*	Avis Budget Group Inc.	854,586	28,774
	Johnson Controls International plc	680,101	28,707
*	AECOM	464,104	20,810
	MSC Industrial Direct Co. Inc. Class A	295,765	20,603
	Stanley Black & Decker Inc.	121,952	20,268
*	Air France KLM ADR	5,952,756	19,287
*	Gates Industrial Corp. plc	1,710,800	18,990
	Donaldson Co. Inc.	398,900	18,948
	Hexcel Corp.	514,800	17,236
	Steelcase Inc. Class A	1,141,585	11,918
	Triton International Ltd.	211,500	7,800
*	MasTec Inc.	300	15
			1,086,116
Information Technology (8.8%)
*	Arrow Electronics Inc.	1,171,913	91,280
	Avnet Inc.	2,266,809	55,922
	Leidos Holdings Inc.	574,900	47,717
	Amdocs Ltd.	827,300	46,643
*	Micron Technology Inc.	787,300	39,633
	MKS Instruments Inc.	309,300	33,525
	TE Connectivity Ltd.	332,900	32,251
	Hewlett Packard Enterprise Co.	3,137,063	27,104
	KBR Inc.	833,444	18,578
	Genpact Ltd.	505,149	17,362
	Juniper Networks Inc.	829,020	16,348
*	Celestica Inc.	2,485,719	14,591
			440,954
Materials (9.1%)
*	IAMGOLD Corp.	19,855,730	72,871
	Mosaic Co.	3,755,300	69,473
	Reliance Steel & Aluminum Co.	434,000	47,302
	Gold Fields Ltd. ADR	4,128,027	45,119
	Olin Corp.	2,588,526	42,840
	Dow Inc.	874,083	39,762
*	Axalta Coating Systems Ltd.	1,165,100	29,256
*	Equinox Gold Corp.	2,671,383	28,532
	Domtar Corp.	992,900	23,710
	Schweitzer-Mauduit International Inc.	676,200	22,450
	Kinross Gold Corp.	2,170,709	17,301
*	Alcoa Corp.	1,226,700	15,849
			454,465
Real Estate (1.8%)
*	CBRE Group Inc. Class A	772,800	38,949
*	Howard Hughes Corp.	392,541	24,412
	Park Hotels & Resorts Inc.	1,475,473	14,652
*	Realogy Holdings Corp.	1,286,639	14,359
			92,372
Utilities (2.4%)
	Edison International	900,709	50,476
	NRG Energy Inc.	1,559,325	49,306
13

Selected Value Fund
		Shares	Market Value• ($000)
	Entergy Corp.	190,579	19,290
			119,072
Total Common Stocks (Cost $5,282,072)			4,799,403
Temporary Cash Investments (4.1%)
Money Market Fund (4.0%)
[1]	Vanguard Market Liquidity Fund, 0.112%	1,998,315	199,831
		Face Amount ($000)
U.S. Government and Agency Obligations (0.1%)
[2]	U.S. Treasury Bill, 0.096%, 1/28/21	5,520	5,519
Total Temporary Cash Investments (Cost $205,322)			205,350
Total Investments (99.9%) (Cost $5,487,394)			5,004,753
Other Assets and Liabilities—Net (0.1%)			4,484
Net Assets (100%)			5,009,237
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Securities with a value of $5,519,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	657	107,245	(2,555)

See accompanying Notes, which are an integral part of the Financial Statements.
14

Selected Value Fund
Statement of Assets and Liabilities
As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,287,591)	4,804,922
Affiliated Issuers (Cost $199,803)	199,831
Total Investments in Securities	5,004,753
Investment in Vanguard	212
Cash	921
Cash Collateral Pledged—Futures Contracts	2,829
Receivables for Investment Securities Sold	8,354
Receivables for Accrued Income	2,879
Receivables for Capital Shares Issued	2,196
Total Assets	5,022,144
Liabilities
Foreign Currency Due to Custodian, at Value	3
Payables for Investment Securities Purchased	3,017
Payables to Investment Advisor	2,031
Payables for Capital Shares Redeemed	6,186
Payables to Vanguard	417
Variation Margin Payable—Futures Contracts	1,253
Total Liabilities	12,907
Net Assets	5,009,237
At October 31, 2020, net assets consisted of:

Paid-in Capital	4,971,894
Total Distributable Earnings (Loss)	37,343
Net Assets	5,009,237

Net Assets
Applicable to 219,941,270 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,009,237
Net Asset Value Per Share	$22.78

See accompanying Notes, which are an integral part of the Financial Statements.
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Selected Value Fund
Statement of Operations

Year Ended October 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	111,279
Dividends—Affiliated Issuers	—
Interest—Unaffiliated Issuers	94
Interest—Affiliated Issuers	3,100
Securities Lending—Net	996
Total Income	115,469
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,987
Performance Adjustment	(3,926)
The Vanguard Group—Note C
Management and Administrative	8,817
Marketing and Distribution	642
Custodian Fees	44
Auditing Fees	32
Shareholders’ Reports	260
Trustees’ Fees and Expenses	10
Total Expenses	18,866
Expenses Paid Indirectly	(163)
Net Expenses	18,703
Net Investment Income	96,766
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	710,589
Investment Securities Sold—Affiliated Issuers	(10,132)
Futures Contracts	41,779
Foreign Currencies	(91)
Realized Net Gain (Loss)	742,145
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(1,805,345)
Investment Securities—Affiliated Issuers	28,824
Futures Contracts	(5,772)
Change in Unrealized Appreciation (Depreciation)	(1,782,293)
Net Increase (Decrease) in Net Assets Resulting from Operations	(943,382)
1	Dividends are net of foreign withholding taxes of $520,000.

See accompanying Notes, which are an integral part of the Financial Statements.
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Selected Value Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2020 ($000)	2019 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	96,766	153,096
Realized Net Gain (Loss)	742,145	477,469
Change in Unrealized Appreciation (Depreciation)	(1,782,293)	301,384
Net Increase (Decrease) in Net Assets Resulting from Operations	(943,382)	931,949
Distributions[1]
Total Distributions	(563,718)	(820,440)
Capital Share Transactions
Issued	671,477	750,115
Issued in Lieu of Cash Distributions	520,183	757,580
Redeemed	(2,567,674)	(2,537,860)
Net Increase (Decrease) from Capital Share Transactions	(1,376,014)	(1,030,165)
Total Increase (Decrease)	(2,883,114)	(918,656)
Net Assets
Beginning of Period	7,892,351	8,811,007
End of Period	5,009,237	7,892,351
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
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Selected Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.59	$27.38	$33.15	$27.24	$28.15
Investment Operations
Net Investment Income	.368[1]	.493[1]	.493[1]	.449[1]	.527[1]
Net Realized and Unrealized Gain (Loss) on Investments	(3.163)	2.392	(3.153)	6.760	.030
Total from Investment Operations	(2.795)	2.885	(2.660)	7.209	.557
Distributions
Dividends from Net Investment Income	(.450)	(.506)	(.423)	(.501)	(.443)
Distributions from Realized Capital Gains	(1.565)	(2.169)	(2.687)	(.798)	(1.024)
Total Distributions	(2.015)	(2.675)	(3.110)	(1.299)	(1.467)
Net Asset Value, End of Period	$22.78	$27.59	$27.38	$33.15	$27.24
Total Return[2]	-11.25%	12.51%	-9.15%	27.17%	2.20%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,009	$7,892	$8,811	$10,574	$8,802
Ratio of Total Expenses to Average Net Assets[3]	0.31%	0.33%	0.36%	0.39%	0.35%
Ratio of Net Investment Income to Average Net Assets	1.58%	1.89%	1.61%	1.47%	2.00%
Portfolio Turnover Rate	85%	31%	31%	22%	27%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.06%), (0.02%), 0.00%, and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.
18

Selected Value Fund
Notes to Financial Statements
Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers.
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Selected Value Fund
The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on future contracts.
During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by
20

Selected Value Fund
Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Pzena Investment Management, LLC, Donald Smith & Co., Inc., and, beginning December 2019, Cooke & Bieler, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years. In accordance with the advisory contract entered into with Cooke & Bieler, LP, beginning February 1, 2021, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index since January 31, 2020. Until November 2019, a portion of the fund was managed by Barrow, Hanley, Mewhinney& Strauss, LLC. The basic fee paid to Barrow, Hanley, Mewhinney & Strauss, LLC, was subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
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Selected Value Fund
For the year ended October 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $3,926,000 (0.06%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $212,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2020, these arrangements reduced the fund’s management and administrative expenses by $163,000 and custodian fees by less than $1,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund’s average net assets.
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,799,403	—	—	4,799,403
Temporary Cash Investments	199,831	5,519	—	205,350
Total	4,999,234	5,519	—	5,004,753

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Selected Value Fund
Derivative Financial Instruments
Liabilities
Future Contracts[1]	1,253	—	—	1,253
1	Represents variation margin on the last day of the reporting period.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	282,846
Total Distributable Earnings (Loss)	(282,846)
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	56,303
Undistributed Long-Term Gains	475,465
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(494,425)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	125,895	155,280
Long-Term Capital Gains	437,823	665,160
Total	563,718	820,440
*	Includes short-term capital gains, if any.
23

Selected Value Fund
As of October 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,499,179
Gross Unrealized Appreciation	546,163
Gross Unrealized Depreciation	(1,040,588)
Net Unrealized Appreciation (Depreciation)	(494,425)
G.	During the year ended October 31, 2020, the fund purchased $4,948,910,000 of investment securities and sold $6,631,450,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	30,348	29,246
Issued in Lieu of Cash Distributions	19,338	33,010
Redeemed	(115,758)	(98,003)
Net Increase (Decrease) in Shares Outstanding	(66,072)	(35,747)
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Oct. 31, 2019 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2020 Market Value ($000)
IAMGOLD Corp.	117,209	—	48,538	(6,454)	10,654	—	—	NA1
SeaWorld Entertainment Inc.	110,455	8,385	133,259	(3,731)	18,150	—	—	—
Vanguard Market Liquidity Fund	317,137	NA2	NA2	53	20	3,100	—	199,831
Total	544,801			(10,132)	28,824	3,100	—	199,831
1	Not applicable—at October 31, 2020, the security was still held, but the issuer was no longer an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no other events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.
24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Selected Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Selected Value Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
25

Special 2020 tax information (unaudited) for Vanguard Selected Value Fund
This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $710,522,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund distributed $121,300,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $4,595,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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Q9340 122020

Annual Report   |   October 31, 2020
Vanguard Mid-Cap Growth Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2020, Vanguard Mid-Cap Growth Fund returned 18.33%. It underperformed its benchmark, the Russell Midcap Growth Index, which returned 21.14%.
•	The period was marked by the global spread of COVID-19 and efforts to contain it, including lockdowns, the shuttering of nonessential businesses, and travel restrictions. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment. The U.S. stock market rebounded more strongly than emerging markets and much more than developed markets outside the United States.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned 10.15% for the 12 months. Growth stocks outperformed value, and large-capitalization stocks outperformed mid- and small-caps.
•	Returns were propelled especially by strong advisor selections in information technology, the fund’s largest weighting. The fund’s health care sector, its second-largest weighting, had a double-digit return but did only about half as well as its counterpart in the benchmark, which hurt relative performance.
•	Over the decade ended October 31, the fund’s average annualized return was 12.64%, trailing that of its expense-free benchmark by about 1.5 percentage points.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15
CPI
Consumer Price Index	1.18%	1.82%	1.83%
1

Advisors' Report
For the 12 months ended October 31, 2020, Vanguard Mid-Cap Growth Fund returned 18.33%. It underperformed its benchmark, the Russell Midcap Growth Index, which returned 21.14%.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 13, 2020.
RS Investments
Portfolio Managers:
D. Scott Tracy, CFA,
Chief Investment Officer
Stephen J. Bishop
Melissa Chadwick-Dunn
Christopher W. Clark, CFA
Paul Leung, CFA
The portfolio’s positive absolute return was driven by the performance of mid-capitalization growth companies in the information technology, health care, materials, and communication services sectors. The largest absolute detractors were holdings in energy and real estate.
Among our holdings, the IT sector provided the largest positive relative contribution.
RingCentral, which provides software-as-a-service, cloud-based business communications solutions, was the largest contributor. It offers a single-user identity across multiple locations and devices that benefited from the unprecedented work-from-home shift during the COVID-19 pandemic. The outlook for the company remains strong.
The biggest individual detractor was Sage Therapeutics, a clinical-stage biopharmaceutical company that develops and commercializes novel medicines to treat central nervous system disorders. Sage sold off sharply in the fourth quarter of 2019 following disappointing trial results for its SAGE-217 drug. Underlying data suggested the drug works, but the trial was poorly run. As a result, we thought the decline in the stock was too severe for what we viewed as a setback, rather than failure, for the drug.
Given the outsized impact of the coronavirus globally, we believe investors should expect all companies to feel some level of direct and secondary economic effects. We expect ongoing volatility in equity markets, which we feel will create

2

an abundance of opportunities in many sectors. We do not have a clear view or projection as to how prolonged the impact will be. However, we believe there are clear pockets of the economy that are and will continue to be better positioned than others because of the ability of their workers to remain productive (remotely or on-site). End-customer demand is likely to remain relatively strong for their products and services.
In this environment, we will focus further on companies with flexible business models that offer innovative products and services and are poised to take market share from legacy companies that may be more challenged by conditions. Now is the time when an active approach should shine. Our “farm team” approach seeks to identify and monitor premier companies in each index but then wait for a favorable price. We are confident that our process will allow us to take advantage of the current environment and will pay off handsomely when markets and the broader economy are eventually more normal.
Frontier Capital Management Co., LLC
Portfolio Managers:
Christopher J. Scarpa, Vice President
Ravi Davas, Vice President
The COVID-19 pandemic and the U.S. response to combat its aftermath dominated the past 12 months. The Russell Midcap Growth Index plummeted approximately 35% from its peak before surging dramatically to gain more than 21% for the period, buoyed by massive stimulus and near-zero interest rates. Our portfolio trailed primarily because of pandemic-related headwinds in the health care and consumer discretionary sectors.
Entering the year, we had positioned the portfolio for “social interaction,” consistent with our view of improving economic activity, rather than “social distancing.” When the pandemic erupted, we pivoted by increasing technology and health care weightings while reducing exposure to consumer discretionary and cyclical industries.
An overweight position in the lagging financial sector and a modest underweighting in technology were the two most significant underperformers. These were partially offset by a favorable underweight position in consumer staples.
Stock selection detracted in health care and consumer discretionary but contributed in industrials and technology. In health care, medical device makers Teleflex and Edwards Lifesciences each underwent a significant revenue drop because of a sharp decline in elective surgeries. Contact lens manufacturers Cooper Companies and Alcon underperformed as demand shrank with people working from home. In consumer discretionary, luxury retailer Capri Holdings fell 59% because of store closures.
3

Among our information technology holdings, payment processor Square Inc. posted a 129% gain as it strengthened its seller ecosystem through new offerings while rapidly growing its cash app business. Computer chip designer Advanced Micro Devices was a standout with a return of 122% on continued share gains.
The markets remain resilient despite significant uncertainty that includes the control of the U.S. Senate, the fate of a coronavirus stimulus bill, and a resurgent virus that threatens economic recovery. American businesses and consumers are adapting to the pandemic and marching ahead with extraordinary ingenuity. Development of a COVID-19 vaccine is on track, and the Federal Reserve remains supportive. Against this backdrop, we are optimistic as we look for market-leading companies with defendable business models that offer multiple ways to win.
Wellington Management Company llp
Portfolio Manager:
Timothy N. Manning,
Senior Managing Director
and Equity Portfolio Manager
Over the 12 months, large-capitalization stocks (as measured by the S&P 500 Index) outperformed small-cap (as measured by the Russell 2000 Index) and mid-cap stocks (as measured by the S&P MidCap 400 Index). By style factor, growth outperformed value.
Our performance was almost entirely driven by stock selection, particularly in consumer discretionary and industrials. Notable detractors included Hexcel, an industrial materials company specializing in aerospace-grade carbon fiber; Aramark, a provider of uniform and food services to a broad base of customers; and Expedia Group, a U.S.-based online travel services company that offers a range of travel shopping and reservation services.
Top relative contributors included positions in DocuSign, an electronic signature solutions company; Monolithic Power Systems, a maker of power circuits for a wide range of industries; and Square, a mobile payment solutions provider enabling small businesses to accept digital payment methods.
The portfolio continues to have meaningful overweight positions in the consumer discretionary and industrial sectors but has reduced exposure to information technology, now the largest underweight. It is underweighted in consumer staples and has no exposure to materials, real estate, energy, or utilities.
Over the period, we added several new holdings, including J.B. Hunt Transport Services and Hamilton Lane, an alternative investment manager providing innovative private-market services. We also eliminated several holdings that left our market-cap universe or exceeded our valuation comfort zone on the back of strong performance.
While we do not profess to know how the next phase of the pandemic will unfold,
4

we take some comfort in knowing that there should be a more defined playbook to facilitate an effective response. In other words, the uncertainty surrounding many elements of COVID-19 in the first quarter has been reduced. We now have a strong and ongoing monetary and fiscal response, many companies are learning how to manage in this new environment, progress toward a vaccine is being made, and consumers are showing signs that they are eager to revert to old spending habits.
We remain balanced between short-term winners and losers, with a little more weight added to stocks that have underperformed this year and less to the winners at extreme valuation highs. In our view, there are a large number of terrific alpha opportunities in front of us, and we will continue to use volatility to position for success in the coming two- to three-year period.
5

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
RS Investments	46	1,979	RS Investments, a Victory Capital investment franchise, employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multiyear horizon. Investment candidates typically exhibit some or all of the following criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams.
Frontier Capital Management Co., LLC	44	1,963	Frontier Capital employs a fundamental, bottom-up, research-intensive investment approach to select mid-cap growth stocks. It seeks companies with above-average mid-cap growth prospects and competitive advantages that will allow them to earn superior rates of return on capital over a business cycle. The approach attempts to balance growth prospects with reasonable valuation and is long-term in nature; investment time frames are typically three to five years.
Wellington Management Company LLP	8	372	Wellington Management uses traditional methods of stock selection—fundamental research and analysis—to identify companies that it believes have above-average growth prospects. It believes that a short-term bias in equity markets rewards near-term cyclical growth and creates opportunity for long-term growth. The team focuses on sustainable earnings power and develops bottom-up valuations based on return on investment capital forecasts, price-to-sales, and quantitative risk factors. It seeks to control risk by emphasizing larger positions in established growth stocks and smaller positions in emerging names.
Cash Investments	2	100	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2020
Mid-Cap Growth Fund	Beginning Account Value 4/30/2020	Ending Account Value 10/31/2020	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,239.22	$1.86
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.48	1.68
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
8

Mid-Cap Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2010, Through October 31, 2020
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mid-Cap Growth Fund	18.33%	11.30%	12.64%	$32,872
Russell Midcap Growth Index	21.14	14.15	14.13	37,485
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	11.41	12.75	33,211

See Financial Highlights for dividend and capital gains information.
9

Mid-Cap Growth Fund
Fund Allocation
As of October 31, 2020
Communication Services	4.9%
Consumer Discretionary	15.6
Consumer Staples	1.5
Financials	5.7
Health Care	20.3
Industrials	11.9
Information Technology	35.8
Materials	3.3
Real Estate	1.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

Mid-Cap Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.0%)
Communication Services (4.7%)
*	Twitter Inc.	1,397,989	57,821
*	IAC/Inter Active Corp.	399,222	48,194
*	Match Group Inc.	352,732	41,192
*	Take-Two Interactive Software Inc.	241,123	37,355
*	Electronic Arts Inc.	129,154	15,477
*	ZoomInfo Technologies Inc. Class A	178,848	6,794
			206,833
Consumer Discretionary (14.9%)
	Dollar General Corp.	312,685	65,260
*	O'Reilly Automotive Inc.	146,912	64,142
*	Caesars Entertainment Inc.	1,231,901	55,214
*	Burlington Stores Inc.	278,197	53,853
*	Bright Horizons Family Solutions Inc.	339,942	53,728
*	Lululemon Athletica Inc.	163,107	52,078
*	Chipotle Mexican Grill Inc. Class A	33,820	40,634
	Pool Corp.	101,330	35,448
*	Mattel Inc.	2,551,062	35,128
*	Floor & Decor Holdings Inc. Class A	358,708	26,186
	Domino's Pizza Inc.	62,411	23,611
*	Carvana Co. Class A	117,635	21,804
*	Chewy Inc. Class A	331,480	20,419
	Wendy's Co.	867,320	18,951
*	CarMax Inc.	211,570	18,288
	Ross Stores Inc.	206,926	17,624
	Advance Auto Parts Inc.	110,413	16,262
*	Planet Fitness Inc. Class A	197,077	11,681
	Aramark	382,291	10,605
	Vail Resorts Inc.	42,754	9,921
*	Etsy Inc.	67,565	8,215
			659,052
Consumer Staples (1.4%)
*	Boston Beer Co. Inc. Class A	21,820	22,675
*	Beyond Meat Inc.	152,580	21,732
	Church & Dwight Co. Inc.	168,500	14,894
*	Freshpet Inc.	25,097	2,873
			62,174
11

Mid-Cap Growth Fund
		Shares	Market Value• ($000)
Financials (5.5%)
	MSCI Inc. Class A	166,539	58,262
*	SVB Financial Group	110,406	32,095
	Aon plc Class A	166,827	30,698
	KKR & Co. Inc.	868,429	29,657
	MarketAxess Holdings Inc.	40,060	21,586
	Nasdaq Inc.	150,819	18,248
	Moody's Corp.	68,391	17,980
	Hamilton Lane Inc. Class A	221,353	15,428
	FactSet Research Systems Inc.	32,610	9,995
	Tradeweb Markets Inc. Class A	156,781	8,541
			242,490
Health Care (19.5%)
*	Insulet Corp.	251,653	55,930
*	Veeva Systems Inc. Class A	182,573	49,304
*	IDEXX Laboratories Inc.	104,146	44,243
*	DexCom Inc.	127,383	40,709
*	Exact Sciences Corp.	300,217	37,176
*	Horizon Therapeutics plc	487,030	36,493
	West Pharmaceutical Services Inc.	128,250	34,893
	Royalty Pharma plc Class A	842,490	30,919
*	Charles River Laboratories International Inc.	131,030	29,836
*	Seagen Inc.	178,402	29,757
*	Incyte Corp.	334,861	29,012
*	Align Technology Inc.	65,920	28,087
	AmerisourceBergen Corp. Class A	232,310	22,318
	Teleflex Inc.	66,678	21,219
*	Masimo Corp.	93,460	20,918
	STERIS plc	112,428	19,921
	Encompass Health Corp.	288,170	17,668
*	Mirati Therapeutics Inc.	80,150	17,404
*	Centene Corp.	290,293	17,156
	ResMed Inc.	86,052	16,517
*	Iovance Biotherapeutics Inc.	460,410	16,427
*	ABIOMED Inc.	62,372	15,710
*	Bluebird Bio Inc.	292,078	15,103
*	Hologic Inc.	211,707	14,570
*	Mettler-Toledo International Inc.	14,567	14,537
	Humana Inc.	33,958	13,559
*	Fate Therapeutics Inc.	304,900	13,538
*	BioMarin Pharmaceutical Inc.	181,748	13,528
*	10X Genomics Inc. Class A	97,340	13,326
*	Sage Therapeutics Inc.	179,570	13,177
*	Neurocrine Biosciences Inc.	124,780	12,312
*	Apellis Pharmaceuticals Inc.	381,330	12,164
*	ICON plc	66,007	11,901
*	Ascendis Pharma A/S ADR	66,570	10,874
	Cooper Cos. Inc.	30,449	9,715
*	Edwards Lifesciences Corp.	127,167	9,117
*	Moderna Inc.	131,713	8,887
*	Alcon Inc.	149,459	8,495
	Agilent Technologies Inc.	82,956	8,469
*	Illumina Inc.	26,036	7,621
*	Penumbra Inc.	26,755	6,984
*	Allogene Therapeutics Inc.	202,100	6,855
12

Mid-Cap Growth Fund
		Shares	Market Value• ($000)
*	ACADIA Pharmaceuticals Inc.	100,695	4,677
*	Abcam plc ADR	35,000	665
			861,691
Industrials (11.4%)
	IHS Markit Ltd.	612,657	49,546
	Cintas Corp.	121,831	38,322
	Quanta Services Inc.	528,683	33,006
	TransUnion	353,086	28,127
	Nordson Corp.	129,920	25,130
*	CoStar Group Inc.	30,460	25,087
	Pentair plc	503,530	25,056
*	Generac Holdings Inc.	108,880	22,881
	Rockwell Automation Inc.	93,485	22,167
	Verisk Analytics Inc. Class A	120,070	21,369
	Knight-Swift Transportation Holdings Inc.	511,438	19,429
	L3Harris Technologies Inc.	111,823	18,016
	IDEX Corp.	103,900	17,703
	Waste Connections Inc.	173,300	17,212
	BWX Technologies Inc.	290,107	15,959
	Old Dominion Freight Line Inc.	78,750	14,992
*	Trex Co. Inc.	200,450	13,939
*	Stericycle Inc.	223,045	13,896
	JB Hunt Transport Services Inc.	110,474	13,449
	Trane Technologies plc	96,790	12,849
*	FTI Consulting Inc.	129,490	12,750
*	Builders FirstSource Inc.	382,315	11,584
	Fortune Brands Home & Security Inc.	108,836	8,801
	Masco Corp.	147,760	7,920
	Hexcel Corp.	224,853	7,528
	Roper Technologies Inc.	19,663	7,302
			504,020
Information Technology (34.4%)
*	RingCentral Inc. Class A	449,402	116,098
*	Square Inc. Class A	539,603	83,574
*	Paycom Software Inc.	187,393	68,228
	Microchip Technology Inc.	614,628	64,585
*	Twilio Inc. Class A	218,600	60,983
	KLA Corp.	285,559	56,306
*	Coupa Software Inc.	204,229	54,672
	Amphenol Corp. Class A	457,045	51,573
*	Wix.com Ltd.	203,510	50,332
*	Synopsys Inc.	233,890	50,020
	Monolithic Power Systems Inc.	150,078	47,965
*	Splunk Inc.	239,601	47,451
	Marvell Technology Group Ltd.	1,230,768	46,166
*	DocuSign Inc. Class A	219,370	44,368
*	Okta Inc.	211,179	44,312
*	Advanced Micro Devices Inc.	565,839	42,602
	Global Payments Inc.	263,351	41,541
	Lam Research Corp.	102,917	35,206
*	GoDaddy Inc. Class A	437,439	30,944
*	MongoDB Inc.	133,957	30,605
*	Dropbox Inc. Class A	1,601,732	29,248
*	Zendesk Inc.	244,050	27,075
*	Five9 Inc.	174,645	26,497
13

Mid-Cap Growth Fund
		Shares	Market Value• ($000)
	Entegris Inc.	350,630	26,217
	Jack Henry & Associates Inc.	160,000	23,720
*	Atlassian Corp. plc Class A	119,106	22,823
*	Keysight Technologies Inc.	200,480	21,024
*	Fair Isaac Corp.	51,840	20,293
*	Trimble Inc.	412,470	19,852
	Xilinx Inc.	154,879	18,383
	CDW Corp.	148,189	18,168
*	Black Knight Inc.	199,878	17,579
*	Workday Inc. Class A	78,895	16,577
*	Autodesk Inc.	65,958	15,536
	Leidos Holdings Inc.	185,389	15,387
	SS&C Technologies Holdings Inc.	250,603	14,841
*	Proofpoint Inc.	152,870	14,636
*	Cree Inc.	217,352	13,824
	Dolby Laboratories Inc. Class A	172,690	12,965
*	Guidewire Software Inc.	124,543	11,970
*	Dynatrace Inc.	336,072	11,867
	Genpact Ltd.	339,897	11,682
*	Medallia Inc.	386,516	10,996
*	Tyler Technologies Inc.	22,178	8,525
	Booz Allen Hamilton Holding Corp. Class A	104,132	8,174
*	Avalara Inc.	53,235	7,935
	Teradyne Inc.	64,261	5,645
			1,518,970
Materials (3.2%)
	Ball Corp.	455,120	40,506
	FMC Corp.	298,950	30,714
	Scotts Miracle-Gro Co.	193,820	29,083
	Sherwin-Williams Co.	30,862	21,232
	Vulcan Materials Co.	118,781	17,204
			138,739
Real Estate (1.0%)
	SBA Communications Corp. Class A	152,324	44,230
Total Common Stocks (Cost $3,132,031)			4,238,199
Temporary Cash Investments (4.2%)
Money Market Fund (3.9%)
[1,2]	Vanguard Market Liquidity Fund, 0.112%	1,722,290	172,229
		Face Amount ($000)
U.S. Government and Agency Obligations (0.3%)
[3]	U.S. Cash Management Bill, 0.097%, 1/5/21	6,548	6,547
[3]	U.S. Cash Management Bill, 0.091%, 2/16/21	612	612
[3]	U.S. Treasury Bill, 0.094%, 11/3/20	3,400	3,400
14

Mid-Cap Growth Fund
		Face Amount ($000)	Market Value• ($000)
[3]	U.S. Treasury Bill, 0.122%, 12/15/20	80	80
			10,639
Total Temporary Cash Investments (Cost $182,842)			182,868
Total Investments (100.2%) (Cost $3,314,873)			4,421,067
Other Assets and Liabilities—Net (-0.2%)			(6,750)
Net Assets (100%)			4,414,317
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $2,098,000 was received for securities on loan, of which $201,000 is held in Vanguard Market Liquidity Fund and $1,897,000 is held in cash.
3	Securities with a value of $7,820,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	628	102,512	(2,761)

See accompanying Notes, which are an integral part of the Financial Statements.
15

Mid-Cap Growth Fund
Statement of Assets and Liabilities
As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,142,669)	4,248,838
Affiliated Issuers (Cost $172,204)	172,229
Total Investments in Securities	4,421,067
Investment in Vanguard	190
Cash	1,897
Receivables for Investment Securities Sold	39,968
Receivables for Accrued Income	330
Receivables for Capital Shares Issued	2,552
Total Assets	4,466,004
Liabilities
Due to Custodian	10,291
Payables for Investment Securities Purchased	31,862
Collateral for Securities on Loan	2,098
Payables to Investment Advisor	1,516
Payables for Capital Shares Redeemed	4,240
Payables to Vanguard	461
Variation Margin Payable—Futures Contracts	1,210
Other Liabilities	9
Total Liabilities	51,687
Net Assets	4,414,317
At October 31, 2020, net assets consisted of:

Paid-in Capital	3,015,571
Total Distributable Earnings (Loss)	1,398,746
Net Assets	4,414,317

Net Assets
Applicable to 147,706,340 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,414,317
Net Asset Value Per Share	$29.89

See accompanying Notes, which are an integral part of the Financial Statements.
16

Mid-Cap Growth Fund
Statement of Operations

Year Ended October 31, 2020
($000)
Investment Income
Income
Dividends	23,264
Interest[1]	1,380
Securities Lending—Net	1,163
Total Income	25,807
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,359
Performance Adjustment	(2,230)
The Vanguard Group—Note C
Management and Administrative	8,331
Marketing and Distribution	367
Custodian Fees	28
Auditing Fees	33
Shareholders’ Reports	101
Trustees’ Fees and Expenses	6
Total Expenses	14,995
Expenses Paid Indirectly	(199)
Net Expenses	14,796
Net Investment Income	11,011
Realized Net Gain (Loss)
Investment Securities Sold[1]	326,896
Futures Contracts	2,238
Realized Net Gain (Loss)	329,134
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	376,806
Futures Contracts	(3,530)
Change in Unrealized Appreciation (Depreciation)	373,276
Net Increase (Decrease) in Net Assets Resulting from Operations	713,421
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,327,000, ($57,000), and $13,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Mid-Cap Growth Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2020 ($000)	2019 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,011	12,097
Realized Net Gain (Loss)	329,134	495,739
Change in Unrealized Appreciation (Depreciation)	373,276	39,055
Net Increase (Decrease) in Net Assets Resulting from Operations	713,421	546,891
Distributions[1]
Total Distributions	(446,385)	(480,130)
Capital Share Transactions
Issued	747,451	877,078
Issued in Lieu of Cash Distributions	427,134	461,067
Redeemed	(1,563,492)	(1,029,526)
Net Increase (Decrease) from Capital Share Transactions	(388,907)	308,619
Total Increase (Decrease)	(121,871)	375,380
Net Assets
Beginning of Period	4,536,188	4,160,808
End of Period	4,414,317	4,536,188
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.93	$28.08	$26.51	$21.75	$24.88
Investment Operations
Net Investment Income	.068[1]	.074[1]	.114[1]	.093[1]	.147[2]
Net Realized and Unrealized Gain (Loss) on Investments	4.680	3.027	2.379	4.817	(1.437)
Total from Investment Operations	4.748	3.101	2.493	4.910	(1.290)
Distributions
Dividends from Net Investment Income	(.067)	(.099)	(.095)	(.150)	(.070)
Distributions from Realized Capital Gains	(2.721)	(3.152)	(.828)	—	(1.770)
Total Distributions	(2.788)	(3.251)	(.923)	(.150)	(1.840)
Net Asset Value, End of Period	$29.89	$27.93	$28.08	$26.51	$21.75
Total Return[3]	18.33%	13.56%	9.61%	22.69%	-5.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,414	$4,536	$4,161	$4,240	$3,980
Ratio of Total Expenses to Average Net Assets[4]	0.34%	0.36%	0.36%	0.36%	0.36%
Ratio of Net Investment Income to Average Net Assets	0.25%	0.27%	0.40%	0.39%	0.64%[2]
Portfolio Turnover Rate	74%	111%	75%	118%	91%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.018 and 0.08%, respectively, resulting from a special dividend from Transdigm Group in October 2016.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.02%), (0.04%), (0.05%), and (0.04%).
19

Mid-Cap Growth Fund
Notes to Financial Statements
Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers.
The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on future contracts.
During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
20

Mid-Cap Growth Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
21

Mid-Cap Growth Fund
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Victory Capital Management Inc., through its RS Investments franchise, Frontier Capital Management Co., LLC, and Wellington Management Company llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Victory Capital Management Inc. is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years. The basic fees of Frontier Capital Management Co., LLC, and Wellington Management Company llp are subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index since January 31, 2019.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.19% of the fund’s average net assets, before a decrease of $2,230,000 (0.05%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $190,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2020, these arrangements reduced the fund’s expenses by $199,000 (an annual rate of less than 0.01%% of average net assets).
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Mid-Cap Growth Fund
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,238,199	—	—	4,238,199
Temporary Cash Investments	172,229	10,639	—	182,868
Total	4,410,428	10,639	—	4,421,067
Derivative Financial Instruments
Liabilities
Future Contracts[1]	1,210	—	—	1,210
1	Represents variation margin on the last day of the reporting period.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for passive foreign investment companies and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	35,193
Total Distributable Earnings (Loss)	(35,193)
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of
23

Mid-Cap Growth Fund
unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	6,112
Undistributed Long-Term Gains	297,697
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,094,937
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	10,665	66,068
Long-Term Capital Gains	435,720	414,062
Total	446,385	480,130
*	Includes short-term capital gains, if any.
As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,326,129
Gross Unrealized Appreciation	1,196,463
Gross Unrealized Depreciation	(101,526)
Net Unrealized Appreciation (Depreciation)	1,094,937
G.	During the year ended October 31, 2020, the fund purchased $3,139,994,000 of investment securities and sold $3,942,080,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	27,947	32,573
Issued in Lieu of Cash Distributions	16,191	20,099
Redeemed	(58,817)	(38,454)
Net Increase (Decrease) in Shares Outstanding	(14,679)	14,218
24

Mid-Cap Growth Fund
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Mid-Cap Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
26

Special 2020 tax information (unaudited) for Vanguard Mid-Cap Growth Fund
This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $469,435,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund distributed $10,665,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
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You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3010 122020

Annual Report | October 31, 2020

Vanguard International Explorer™ Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisors’ Report	2

About Your Fund’s Expenses	8

Performance Summary	10

Financial Statements	12

Trustees Approve Advisory Arrangements	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended October 31, 2020, Vanguard International Explorer Fund returned 0.62%. Its benchmark, the S&P EPAC SmallCap Index, returned –0.92%.

•    In August, Baillie Gifford Overseas Limited was added as an advisor to the fund, managing 11% of assets. The fund’s four advisors invest in smaller companies—mostly from developed European and Pacific markets—that they believe have strong long-term growth prospects.

•    The period was marked by the global spread of COVID-19 and efforts to contain it, including lockdowns, the shuttering of nonessential businesses, and travel restrictions. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment. The U.S. stock market rebounded more strongly than emerging markets and much more than developed markets outside the United States.

•    Stocks from emerging markets and Europe boosted the fund’s relative performance. Results were hampered by underweight allocations to North America and the Pacific region.

•    Six of the fund’s 11 industry sectors boosted performance relative to the benchmark; real estate helped the most. Materials, consumer discretionary, and utilities were the largest relative detractors.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15

CPI
Consumer Price Index	1.18%	1.82%	1.83%

1

Advisors’ Report

For the fiscal year ended October 31, 2020, Vanguard International Explorer Fund returned 0.62%. Your fund is managed by four independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors and the amount and percentage of fund assets each manages are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on November 19, 2020.

Schroder Investment Management North America Inc.

Portfolio Managers:

Matthew F. Dobbs,

Head of Global Small Companies

Luke Biermann,

Co-manager

Given the momentous events of the fiscal year surrounding the emergence of the global COVID-19 pandemic, it is perhaps surprising to report that international small-capitalization stocks largely held their ground, registering a marginal decline and returning –0.9% as measured by the S&P EPAC SmallCap Index. Indeed, smaller-company stocks outperformed their larger-cap peers, as the S&P Large-Midcap EPAC Index returned –5.2%. Small-cap health care was especially strong, but small-caps also benefited from lower exposure to energy and financials, where sentiment was particularly impacted by the pandemic.

For the period, we had strong stock selection in every region. The biggest contribution came from Japan, where a number of our holdings in the industrial (Daifuku, Nabtesco) and information technology (GMO Internet, NEC Networks & System Integration, Disco) sectors performed well.

The contribution from the United Kingdom, where our holdings proved defensive in a poorly performing market, was not far behind. This was most evident in industrials (Bunzl), real estate (thanks to the focus on residential and warehouse distribution), and financials (IG Group, which benefited from market volatility). Consumer cyclicals remained a difficult area given pandemic-related lockdowns, although Pets at Home and Dunelm bucked the trend.

After a difficult couple of years, it is a relief to report strong numbers from our continental European segment. Within consumer cyclicals, Hello Fresh benefited from increased dining at home. Other notable performers included Trigano (recreational vehicles), Arjo (medical

2

equipment), Recordati (pharmaceuticals), and Logitech (computer and gaming peripherals).

Stock selection in Asia ex-Japan and emerging markets also contributed, with notable strength in Techtronic Industries (cordless power tools), Li-Ning (Chinese sportswear retailer), and Voltronic Power Technology, a Taiwanese manufacturer of uninterrupted power supply equipment.

In many ways, the last year has accelerated structural trends evident in prior years, such as the increased penetration of online commerce, digital payments, and more automation and technology in our lives. We believe that well-placed smaller companies can provide attractive exposure to the dynamism of the global economy.

Wellington Management Company LLP

Portfolio Manager:

Mary L. Pryshlak, CFA,

Senior Managing Director and Head of

Investment Research

For the 12 months ended October 31, 2020, international small-cap equities returned –0.9% as measured by the S&P EPAC SmallCap Index, while global equities rose more than 5.4%, as measured by the MSCI All Country World Index.

In the fourth quarter of 2019, declining recession fears and forecasts for improving global growth helped bolster risk sentiment, while geopolitics and trade disputes continued to be major drivers of market volatility. The U.S. canceled tariffs that were scheduled to take effect in December, in an effort to secure a phase one trade deal with China.

International equities ended the first quarter of 2020 sharply lower as the coronavirus spread rapidly, causing unprecedented disruptions to financial markets and economies. Most governments took extraordinary measures to limit financial market stress and mitigate the economic fallout. In the second quarter, international equities surged, as markets were fueled by optimism about successful early stage trials for a potential COVID-19 vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. In the third quarter, markets were bolstered by the impact of the massive fiscal and monetary stimulus, further signs of a recovery in global economic growth, and encouraging progress with vaccines.

In our portion of the fund, stock selection in the consumer discretionary, industrials, and materials sectors detracted most from relative performance. This was partly offset by positive selection in health care and financials. Among regions, selection within Europe and Japan detracted the most from relative performance.

3

Among the top relative detractors were Autogrill, Dufry, and Elior Group. Shares of Autogrill, an Italian food and beverage operator with global exposure to airports and motorways, declined on reduced travel demand because of COVID-19. We like the long-term fundamentals of the business but have reduced the size of our position significantly. Dufry, a Swiss operator of duty-free and duty-paid shops in airports, train stations, and other transportation centers, faced similar challenges given the physical footprint of its stores. We remain confident in the company’s long-term trajectory and are encouraged by its dominant market share in airport retail worldwide. Shares of Elior Group, a France-based concession catering services company, fell after the company reported declines in multiple quarterly earnings. COVID-19 affected demand across its business segments: health care, education and business and industry. We continue to hold our position and believe that the long-term trend of dining away from home remains intact and that revenues should recover once a vaccine is introduced.

Top relative contributors included STRATEC, DiaSorin, and Shandong Weigao. STRATEC is a German life science company and automation provider for in vitro diagnostics; its shares rose as the company stands to benefit from increasing COVID-19 testing. DiaSorin is an Italy-based global leader in laboratory diagnostics, specializing in immuno- and molecular diagnostics. Shares rose after the company announced that its new coronavirus test would slash the wait time for results. Shandong Weigao is a market leader in medical consumables and orthopedics in China. The company benefited from an increase in the export of masks and other relevant products to combat the spread of COVID-19. We eliminated our positions in DiaSorin and Shandong Weigao on strength and continue to hold a position in STRATEC.

Equity markets have seen both a historic drop and remarkable recovery in 2020. Throughout this turbulent period, various sectors have led and lagged as allocators attempted to navigate when and to what degree economies will shift in a post-COVID world. The lasting impacts of COVID-19 on enterprise and consumer behavior are key topics for debate among our global industry analysts (GIAs) and broader market participants. Our GIAs remain focused on identifying companies within their coverage areas that are best positioned for growth in both the current environment and years to come.

TimesSquare Capital Management, LLC

Portfolio Manager:

Magnus S. Larsson,

Director, Head of International Team

In early 2020, COVID-19 infected all aspects of the global economy, leading to a precipitous sell-off. As the world gradually emerged from lockdowns,

4

signs of recovery in economic activities and fiscal stimulus measures restored positive sentiment to the markets. Amid this rapidly shifting environment, contributions were strongest from our holdings in Japan and Europe, though they were offset by Asia/Pacific ex-Japan and emerging markets.

In Japan, discount supermarket chain Kobe Bussan benefited from pandemic-stimulated household demand. The company continues to garner share from mom-and-pop supermarkets that lack its buying power and breadth of product offerings. Also positive was Sushiro, Japan’s leader in conveyor-belt sushi restaurants. Although same-store sales declined in March and April, fundamentals improved in May as the government eased its state of emergency.

In Europe, Melrose Industries is a U.K.-based industrial holding company that focuses on acquiring fundamentally good, but mismanaged, assets. Shares detracted from performance on the back of its exposure to the more cyclical aerospace and automotive end markets. Also negative was Rubis, a French company that provides bulk storage and distribution of petroleum. Its shares fell as fuel distribution volumes were hurt by lockdowns and on concerns about its exposure to oil prices.

Offsetting the negative trend was Keywords Studios, a provider of outsourced creative and technical services to the video game industry. Increased play by gamers during the pandemic has been an impetus for video game companies to increase the cadence of content development. Also contributing to performance was Italian online financial services firm FinecoBank, which benefited from the industry’s structural digital migration.

Our Australian financial services holdings also faced challenges. Notable was Challenger, the leader in fixed income products to the underpenetrated Australian market, as regulatory changes weighed on its local annuity sales. Declining interest rates also hurt the company’s investment returns.

Weakness in the emerging markets resulted from our holdings in the Americas. Shares in Regional SAB, a Mexican bank focused on small and medium-sized enterprises, retreated on rising concerns of a decline in asset quality and the impact of low interest rates on profitability. Recognizing those risks, we sold out of the name.

Given our strong valuation discipline, we took profits in some of our top contributors and opportunistically added to high-conviction ideas on undue weakness. As the unique environment accelerated the pathway to profitability for some companies, this provided an opportunity to enhance our holdings in select leaders that emphasize digitalization and still have significant runway for growth in a post-COVID world. Uncertainty remains regarding the outlook for COVID-19 and

5

economic activities. Those abrupt changes can disconnect stock prices from company fundamentals, which may provide opportunities for our bottom-up approach.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Brian Lum, CFA,

Chair of the International Smaller

Companies Portfolio Construction Group

Steven Vaughan, CFA

Investment Manager

We aim to invest with the mindset of an owner and a focus on growth. Therefore, it’s no surprise that our portfolio consists of many companies that are beneficiaries of powerful long-term megatrends. Industrial automation, health care innovation, big data, and digitization are well-represented in our portion of the portfolio.

COVID-19 is proving a powerful accelerator of these megatrends. The pandemic has prompted a period of rapid adaptation for individuals, companies, and societies at large, with inertia to change being shattered and new habits forming. This is particularly significant as customer inertia is often the key bottleneck to growth for the portfolio’s more innovative holdings, and we’ve seen its removal positively impact share-price performance.

Since we joined the fund as an advisor in August, the top contributors to performance have been three Japanese online businesses: Raksul (logistics and printing platform), Bengo4.com (a platform connecting lawyers with clients and a fast-growing digital signature business), and Demae-Can (a food delivery platform). This year’s challenges have highlighted the value of their propositions and will likely lead to a long-term improvement in these companies’ prospects.

Of course, not all holdings fared as well. Locondo (a Japanese online shoe retailer) and Dialog Semiconductor (a European semiconductor designer) were among the leading detractors, because of weaker-than-expected earnings. Hypoport (a German financial services business) also detracted, although this share-price fall seems more attributable to sentiment and speculation than to operational reasons.

Looking forward, we’re focused on generating the new ideas and insights required to capture the second-order effects of this period. In our experience, the most exciting smaller companies are nimbler and more entrepreneurial than their large-cap competitors, meaning they are often uniquely able to tackle novel challenges. Given this, we are enthusiastic about our opportunity set and are motivated to find new, exciting businesses for the portfolio.

6

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment Management North America Inc.	39	906	The advisor employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including a company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors. The advisor also considers the relative value of a company’s securities compared with those of other companies and the market as a whole.
Wellington Management Company LLP	29	668	The advisor allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.
TimesSquare Capital Management, LLC	19	453	The advisor employs a quality growth philosophy that is based on the premise that a skilled research team—emphasizing management quality, superior business models, and valuation—contributes to a diversified portfolio that seeks to deliver superior risk-adjusted returns over the long term.
Baillie Gifford Overseas Ltd.	11	265	The advisor employs rigorous, fundamental, bottom-up analysis. It believes that a few companies will drive most of the market’s return over the long run and considers sustainable earnings growth and free cash flow growth to be the most important determinants of a company’s prospects.
Cash Investments	2	37	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

7

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

8

Six Months Ended October 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2020	10/31/2020	Period
Based on Actual Fund Return	$1,000.00	$1,190.14	$2.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.13	2.03

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

9

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2010, Through October 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Explorer Fund	0.62%	3.97%	5.30%	$16,767
S&P EPAC SmallCap Index	-0.92	4.88	6.28	18,389
MSCI All Country World Index ex USA	-2.19	4.76	3.91	14,671

See Financial Highlights for dividend and capital gains information.

10

International Explorer Fund

Fund Allocation

As of October 31, 2020

Communication Services	6.9%
Consumer Discretionary	14.2
Consumer Staples	4.6
Energy	0.4
Financials	9.7
Health Care	9.8
Industrials	20.2
Information Technology	21.3
Materials	4.3
Other	0.4
Real Estate	7.0
Utilities	1.2

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard ("GICS"), except for the "Other" category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

11

International Explorer Fund

Financial Statements

Schedule of Investments

As of October 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.6%)
Australia (3.8%)
	Steadfast Group Ltd.	3,860,700	9,680
	James Hardie Industries plc	330,415	8,022
	Link Administration Holdings Ltd.	1,996,800	6,714
	IPH Ltd.	1,337,900	6,201
*	NEXTDC Ltd.	668,044	5,982
^	Bingo Industries Ltd.	3,389,068	5,867
	Challenger Ltd.	1,620,800	5,479
	Ansell Ltd.	179,983	5,089
	Iluka Resources Ltd.	1,144,991	4,149
	Netwealth Group Ltd.	264,512	3,213
*	Deterra Royalties Ltd.	1,144,991	3,163
	Northern Star Resources Ltd.	287,113	3,033
	AUB Group Ltd.	240,097	2,814
*	Saracen Mineral Holdings Ltd.	678,686	2,712
	Orora Ltd.	1,440,892	2,611
	Seven Group Holdings Ltd.	145,656	1,989
	Altium Ltd.	74,910	1,966
	Mineral Resources Ltd.	102,193	1,795
	Reliance Worldwide Corp. Ltd.	592,971	1,712
*	Tyro Payments Ltd.	650,286	1,700
*	Nufarm Ltd.	419,333	1,014
	Alumina Ltd.	650,210	657
*	Karoon Energy Ltd.	1,166,087	635
*,^	Mesoblast Ltd.	288,017	619
	Beach Energy Ltd.	724,843	601
^	Whitehaven Coal Ltd.	543,140	407
			87,824
Austria (0.2%)
*,1	BAWAG Group AG	94,815	3,482
	Wienerberger AG	45,330	1,144
	Palfinger AG	41,100	952
			5,578
Belgium (1.0%)
	Barco NV	785,116	12,316
	bpost SA	341,853	3,029
*	Argenx SE ADR	11,601	2,879
*	KBC Ancora	93,183	2,641
	Melexis NV	23,312	1,775
*	Argenx SE	4,638	1,157
*,^,1	Biocartis Group NV	148,357	645
			24,442
Brazil (0.8%)
*	StoneCo Ltd. Class A	102,091	5,364
*,1	Locaweb Servicos de Internet SA	355,200	4,281
	Afya Ltd. Class A	121,500	2,916
	Boa Vista Servicos SA	1,012,100	2,393
	Totvs SA	508,200	2,391
*	Braskem SA Preference Shares	313,200	1,247
	Cia de Saneamento do Parana	164,300	678
			19,270
Canada (0.6%)
*	Kinaxis Inc.	53,087	8,104
	Real Matters Inc.	147,500	2,576
*	EcoSynthetix Inc.	705,853	1,415
*	Nuvei Corp.	36,063	1,340
	Canacol Energy Ltd.	421,774	1,143
			14,578
China (3.7%)
	Li Ning Co. Ltd.	1,351,000	7,041
^	HUYA Inc. ADR	310,400	6,953
	Haitian International Holdings Ltd.	2,547,000	6,313
*,1	Tongcheng-Elong Holdings Ltd.	3,784,400	6,299
*	New Oriental Education & Technology Group Inc. ADR	38,147	6,118
	Shenzhou International Group Holdings Ltd.	344,800	5,999

12

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Kingdee International Software Group Co. Ltd.	1,964,000	5,185
*	51job Inc. ADR	68,811	4,824
*	Zai Lab Ltd. ADR	55,075	4,519
[1]	A-Living Services Co. Ltd. Class H	1,060,550	4,466
	Chinasoft International Ltd.	6,131,300	4,451
	China Longyuan Power Group Corp. Ltd. Class H	4,549,000	3,118
	Yeahka Ltd.	562,800	3,031
	Wuhan Raycus Fiber Laser Technologies Co. Ltd. Class A	234,297	2,622
	Kingboard Holdings Ltd.	731,000	2,476
*	Niu Technologies ADR	82,789	2,175
	Sinopec Shanghai Petrochemical Co. Ltd. Class H	11,058,000	2,044
^	Nexteer Automotive Group Ltd.	2,343,000	1,957
	BEST Inc. ADR	727,400	1,869
*	Tencent Music Entertainment Group ADR	119,610	1,780
*	Hutchison China MediTech Ltd. ADR	46,379	1,365
*	Tongdao Liepin Group	524,800	1,294
	Ningbo Joyson Electronic Corp. Class A	147,900	530
*	Baozun Inc. Class A	37,700	454
			86,883
Denmark (2.4%)
	Royal Unibrew A/S	206,924	20,177
	Topdanmark A/S	263,583	10,322
*	Ascendis Pharma A/S ADR	30,328	4,954
	SimCorp A/S	38,613	4,606
*	ALK-Abello A/S	12,779	4,276
	ROCKWOOL International A/S Class B	9,544	3,736
*,1	Netcompany Group A/S	44,092	3,667
*	Dfds A/S	77,235	2,889
*	Zealand Pharma A/S	43,497	1,459
			56,086
Finland (0.4%)
*	Kojamo Oyj	224,150	4,620
	Cargotec Oyj Class B	89,843	3,088
	Kemira Oyj	116,697	1,442
			9,150
France (5.1%)
	Teleperformance	60,473	18,153
	Rubis SCA	420,763	13,835
	Trigano SA	100,406	13,331
	Kaufman & Broad SA	322,138	11,480
*,^	Solutions 30 SE	499,376	8,896
	Orpea	77,900	7,781
*	Ubisoft Entertainment SA	87,072	7,691
*	JCDecaux SA	353,122	5,450
*,1	Maisons du Monde SA	325,871	4,360
*	Criteo SA ADR	250,690	4,302
[1]	Elior Group SA	1,077,874	4,065
	Nexity SA	142,165	3,991
	Gaztransport Et Technigaz SA	30,300	2,904
	Ipsos	110,000	2,704
*	Soitec	17,958	2,548
*	Scor Se	97,577	2,370
*,1	Smcp SA	494,739	1,937
*	Cellectis SA	88,883	1,412
*	ESI Group	23,825	1,082
	Vicat SA	31,706	975
*	Rothschild & Co.	3,501	90
			119,357
Germany (7.0%)
	Gerresheimer AG	168,193	16,908
*	HelloFresh SE	296,211	15,829
[1]	Befesa SA	342,882	14,121
	Grand City Properties SA	530,250	12,036
	Stabilus SA	199,987	11,338
	Deutsche Wohnen SE	219,790	11,093
	New Work SE	41,251	10,763
*	Hypoport SE	19,054	9,976
*,^	S&T AG (XETR)	464,390	8,403
*	CTS Eventim AG & Co. KGaA	188,204	8,343
*	Knaus Tabbert AG	85,696	6,038
*	Aroundtown SA	1,086,120	5,210
	STRATEC SE	34,020	4,993
	Dermapharm Holding SE	88,846	4,315
*	Dialog Semiconductor plc	90,074	3,434
	Nemetschek SE	40,100	2,903
	Stemmer Imaging AG	139,662	2,578
*	Zooplus AG	15,668	2,512
	Rheinmetall AG	28,536	2,085
	Siltronic AG	21,411	2,026
	Bertrandt AG	57,358	1,967
	Aurubis AG	28,414	1,818
*,^	Jumia Technologies AG ADR	109,895	1,644
[1]	Brockhaus Capital Management AG	37,300	1,299
*,1	Aumann AG	28,781	305

13

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Hamburger Hafen und Logistik AG	13,821	232
*	S&T AG (XWBO)	9,129	165
			162,334
Greece (0.1%)
	Hellenic Telecommunications Organization SA	172,192	2,284

Hong Kong (2.0%)
	Johnson Electric Holdings Ltd.	3,137,625	6,492
	ASM Pacific Technology Ltd.	634,300	6,397
	Techtronic Industries Co. Ltd.	446,000	6,007
	Kerry Logistics Network Ltd.	2,828,500	5,907
	Hang Lung Properties Ltd.	1,888,000	4,596
	Kerry Properties Ltd.	1,603,500	3,934
	SUNeVision Holdings Ltd.	3,607,000	3,166
	Minth Group Ltd.	736,000	3,046
	Dah Sing Financial Holdings Ltd.	1,163,200	2,897
*	Mandarin Oriental International Ltd.	981,000	1,794
[1]	Crystal International Group Ltd.	5,465,500	1,509
*	Hypebeast Ltd.	8,202,500	787
	Singamas Container Holdings Ltd.	2,848,248	121
			46,653
Iceland (0.4%)
^,1	Marel HF	1,710,357	8,268

India (0.8%)
	Gujarat Pipavav Port Ltd.	6,724,221	8,024
	Apollo Hospitals Enterprise Ltd.	197,838	5,655
	Alembic Pharmaceuticals Ltd.	308,301	4,012
	Tube Investments of India Ltd.	32,845	290
			17,981
Indonesia (0.0%)
	Link Net Tbk PT	5,388,400	769

Ireland (1.4%)
*	Dalata Hotel Group plc	5,050,786	14,230
	Smurfit Kappa Group plc	271,811	10,242
*	Kingspan Group plc	105,689	9,223
			33,695
Israel (0.4%)
	Maytronics Ltd.	357,755	5,455
*,^	UroGen Pharma Ltd.	84,910	1,912
	Caesarstone Ltd.	146,112	1,410
			8,777
Italy (6.8%)
	Recordati Industria Chimica e Farmaceutica SPA	303,409	15,730
	Reply SPA	144,837	15,561
*	Cerved Group SPA	2,037,293	14,415
	FinecoBank Banca Fineco SPA	1,023,300	14,050
	Interpump Group SPA	298,497	11,275
*	Banca Generali SPA	390,159	11,110
*,1	doValue SPA	1,139,022	10,548
*,1	Nexi SPA	599,790	9,233
	Amplifon SPA	249,100	9,057
*	Prada SpA	1,646,800	6,518
[1]	Infrastrutture Wireless Italiane SPA	543,159	5,867
*	Moncler SPA	145,157	5,808
*,^	Brunello Cucinelli SPA	192,085	5,768
	Italgas SPA	743,851	4,299
	Tamburi Investment Partners SPA	399,034	2,488
*,^	Salvatore Ferragamo SPA	187,005	2,412
*,1	Technogym SPA	322,972	2,402
	Buzzi Unicem SPA	101,965	2,206
*,^,1	Ovs SpA	2,418,667	2,181
	Piaggio & C SPA	731,173	1,995
*	Autogrill SPA	467,899	1,754
*	Astm SpA	74,436	1,385
[1]	Enav SPA	300,771	1,044
	Datalogic SPA	85,600	986
			158,092
Japan (25.1%)
	Katitas Co. Ltd.	652,500	18,512
	Disco Corp.	67,600	18,246
^	Kobe Bussan Co. Ltd.	615,200	17,309
	Nippon Shinyaku Co. Ltd.	238,600	17,049
*	Bengo4.com Inc.	119,100	15,763
	Digital Garage Inc.	402,600	14,315
	GMO Internet Inc.	484,600	12,925
	SBI Holdings Inc.	557,400	12,849
	Sushiro Global Holdings Ltd.	471,200	12,791

14

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Sumitomo Forestry Co. Ltd.	714,700	11,258
	Nabtesco Corp.	286,300	10,696
	Nifco Inc.	335,800	10,051
	Tsugami Corp.	678,100	9,459
*,^	Raksul Inc.	190,600	9,273
*	Demae-Can Co. Ltd.	293,100	8,691
	Ai Holdings Corp.	487,800	8,577
	Zenkoku Hosho Co. Ltd.	207,300	8,175
	Tri Chemical Laboratories Inc.	67,200	8,070
	Koito Manufacturing Co. Ltd.	167,000	8,053
	Daibiru Corp.	664,300	7,522
	Tsuruha Holdings Inc.	53,700	7,519
	Musashi Seimitsu Industry Co. Ltd.	665,500	6,956
	Comforia Residential REIT Inc.	2,404	6,875
	Trusco Nakayama Corp.	264,600	6,824
	Aica Kogyo Co. Ltd.	201,800	6,797
	Harmonic Drive Systems Inc.	102,200	6,769
	Systena Corp.	364,900	6,621
	Elecom Co. Ltd.	131,400	6,581
	Kakaku.com Inc.	247,800	6,549
	FP Corp.	163,700	6,529
	Nippon Densetsu Kogyo Co. Ltd.	320,100	6,202
	Sugi Holdings Co. Ltd.	93,300	6,161
	Mani Inc.	245,300	6,137
	Asics Corp.	487,400	6,089
	Daifuku Co. Ltd.	58,300	6,012
	en-japan Inc.	268,700	5,908
	GMO Payment Gateway Inc.	46,600	5,710
	Megachips Corp.	204,000	5,427
	Asahi Intecc Co. Ltd.	173,106	5,364
	Hakuhodo DY Holdings Inc.	411,400	5,242
	LaSalle Logiport REIT	3,337	5,195
	MedPeer Inc.	105,600	5,130
^	Japan Airport Terminal Co. Ltd.	114,100	4,956
	Outsourcing Inc.	533,300	4,946
	Infomart Corp.	586,700	4,852
	Kureha Corp.	112,700	4,784
	Fukushima Galilei Co. Ltd.	126,500	4,734
	Aruhi Corp.	254,400	4,568
*	Lifenet Insurance Co	306,700	4,517
	Bank of Kyoto Ltd.	101,400	4,478
	OBIC Business Consultants Co. Ltd.	82,500	4,440
	Sundrug Co. Ltd.	118,900	4,415
	Dip Corp.	225,300	4,329
	Iriso Electronics Co. Ltd.	113,000	4,302
	Rorze Corp.	94,600	4,213
	Tokyo Tatemono Co. Ltd.	348,800	4,012
	eGuarantee Inc.	177,000	3,942
	NEC Networks & System Integration Corp.	217,900	3,778
	As One Corp.	26,100	3,772
	Obara Group Inc.	107,200	3,720
	Pola Orbis Holdings Inc.	181,500	3,579
*,^	giftee Inc.	129,800	3,512
	Kissei Pharmaceutical Co. Ltd.	176,100	3,465
	KOMEDA Holdings Co. Ltd.	186,700	3,300
	Horiba Ltd.	66,300	3,261
	Amada Co. Ltd.	364,700	3,174
	Ito En Ltd.	49,300	3,122
	JSR Corp.	138,000	3,119
*	JMDC Inc.	59,400	3,116
	Glory Ltd.	146,400	3,086
	Fancl Corp.	97,700	3,079
^	Ichigo Office REIT Investment Corp.	4,741	3,066
	Kitanotatsujin Corp.	636,400	2,965
*	Locondo Inc.	123,600	2,958
	Ichigo Inc.	1,037,830	2,942
	Nichirei Corp.	116,600	2,938
	COLOPL Inc.	336,400	2,900
	Ryohin Keikaku Co. Ltd.	128,400	2,695
	JAFCO Group Co. ltd	59,400	2,686
	Taiyo Yuden Co. Ltd.	70,800	2,619
	Tokyo Ohka Kogyo Co. Ltd.	43,080	2,551
	THK Co. Ltd.	95,400	2,532
	Kintetsu World Express Inc.	116,600	2,479
	Lasertec Corp.	28,400	2,460
*	Uzabase Inc.	71,400	2,423
	Ushio Inc.	210,000	2,346
*	Healios Kk	123,100	2,223
	DMG Mori Co. Ltd.	158,700	2,122
*	Freee KK	27,100	2,121
	KH Neochem Co. Ltd.	89,100	2,085
	Itoham Yonekyu Holdings Inc.	299,500	2,005
	Nippon Television Holdings Inc.	186,100	1,964
	Anicom Holdings Inc.	183,600	1,939
	Optex Group Co. Ltd.	123,400	1,839
	Shiga Bank Ltd.	81,800	1,767
	MINEBEA MITSUMI Inc.	96,600	1,745
	Mitsubishi UFJ Lease & Finance Co. Ltd.	402,000	1,703
	Sato Holdings Corp.	87,400	1,664

15

International Explorer Fund

			Market
			Value•
		Shares	($000)
	San-In Godo Bank Ltd.	329,000	1,656
	Toyo Gosei Co. Ltd.	16,400	1,610
	Arcs Co. Ltd.	72,400	1,603
*	Istyle Inc.	458,600	1,588
*	Sansan Inc.	23,824	1,578
	Senko Group Holdings Co. Ltd.	176,400	1,578
	Link And Motivation Inc.	397,300	1,506
	Hitachi Transport System Ltd.	44,600	1,414
	TechMatrix Corp.	66,300	1,413
	Fukuyama Transporting Co. Ltd.	31,800	1,333
*	GA Technologies Co. Ltd.	46,200	1,282
	Nitto Boseki Co. Ltd.	33,500	1,230
	Ichiyoshi Securities Co. Ltd.	302,300	1,209
	SUMCO Corp.	76,200	1,162
*,^	Inter Action Corp.	69,300	1,160
	SMS Co. Ltd.	38,600	1,136
*,^	Money Forward Inc.	11,324	1,024
	NET One Systems Co. Ltd.	32,700	978
	Daikyonishikawa Corp.	173,600	962
	Jeol Ltd.	30,000	956
	TPR Co. Ltd.	74,600	893
	Nikkon Holdings Co. Ltd.	45,900	878
	Comture Corp.	32,939	838
	Rakus Co. Ltd.	35,800	704
	CyberAgent Inc.	10,000	629
			584,809
Kazakhstan (0.1%)
	JSC National Atomic Company Kazatomprom GDR	114,773	1,630
*,§,1	Kaspi.KZ JSC GDR	21,200	716
			2,346
Luxembourg (0.1%)
*	Addiko Bank AG	176,665	1,516

Malaysia (0.1%)
	Inari Amertron Bhd.	2,227,600	1,363

Mexico (0.4%)
	Grupo Aeroportuario del
	Pacifico SAB de CV Class B	726,586	6,047
	Orbia Advance Corp. SAB de CV	1,241,700	2,196
	Alpek SAB de CV	2,185,700	1,634
			9,877
Netherlands (2.1%)
	ASM International NV	83,578	11,937
*	SIF Holding NV	543,258	9,328
*,1	Basic-Fit NV	348,807	8,463
	Imcd NV	63,634	7,365
	TKH Group NV	134,978	4,346
	Corbion NV	60,596	2,752
*	Boskalis Westminster	81,294	1,635
	BE Semiconductor Industries NV	40,171	1,619
*,1	DP Eurasia NV	3,046,310	1,320
*	ProQR Therapeutics NV	189,167	698
			49,463
New Zealand (0.6%)
*	Xero Ltd.	86,013	6,673
	Kiwi Property Group Ltd.	4,913,036	3,994
	Pushpay Holdings Ltd.	374,100	2,250
			12,917
Norway (1.2%)
	Borregaard ASA	868,467	11,634
	TOMRA Systems ASA	170,170	6,872
	LINK Mobility Group Holding ASA	628,700	3,359
*	Salmar ASA	48,985	2,487
	Pexip Holding ASA	270,600	1,911
*	Bakkafrost P/F	20,557	1,176
*,1	Aker Solutions ASA	757,668	741
*	Aker Carbon Capture AS	409,561	302
*	Aker Offshore Wind Holding AS	409,561	151
			28,633
Other (0.6%)
*,^	iShares MSCI EAFE Small-Cap ETF	247,024	14,068

Philippines (0.1%)
	Bloomberry Resorts Corp.	16,758,200	2,450
	International Container Terminal Services Inc.	306,020	726
			3,176
Russia (0.1%)
*	HeadHunter Group plc ADR	37,226	854
	Mail.Ru Group Ltd. GDR	17,969	471
			1,325
Singapore (0.8%)
	Mapletree Industrial Trust	2,068,500	4,610
	Venture Corp. Ltd.	303,000	4,271
	Keppel DC REIT	1,632,000	3,465
	Frasers Centrepoint Trust	2,078,219	3,217
	SATS Ltd.	839,900	1,832
	NetLink NBN Trust	1,812,000	1,275
			18,670

16

International Explorer Fund

			Market
			Value•
		Shares	($000)
South Korea (1.8%)
	Douzone Bizon Co. Ltd.	164,514	14,505
	Koh Young Technology Inc.	133,284	9,380
*	NHN KCP Corp.	64,914	3,856
^	Hanon Systems	365,392	3,623
	Tokai Carbon Korea Co. Ltd.	33,300	2,723
	S&T Motiv Co. Ltd.	43,247	1,933
*	Cafe24 Corp.	38,053	1,886
*	Genexine Inc.	17,530	1,754
	LG Uplus Corp.	163,685	1,603
	Com2uSCorp	5,701	562
			41,825
Spain (1.3%)
	Prosegur Cia de Seguridad SA	3,078,055	7,051
	Viscofan SA	98,421	6,645
	CIE Automotive SA	198,557	3,886
*	Melia Hotels International SA	960,931	3,561
*,1	Unicaja Banco SA	4,478,627	2,868
	Ebro Foods SA	118,803	2,660
*	Arima Real Estate SOCIMI SA	189,061	1,713
[1]	Global Dominion Access SA	245,774	874
			29,258
Sweden (5.1%)
	Arjo AB	2,287,760	16,263
*	Embracer Group AB Class B	674,100	13,567
	Nordic Entertainment Group AB Class B	301,200	10,752
^	Intrum AB	352,900	8,624
*	Trelleborg AB Class B	440,421	7,328
*	Loomis AB Class B	326,800	7,289
	Catena AB	176,072	7,166
	AddTech AB	548,696	6,064
*	Nibe Industrier AB Class B	234,155	5,638
*,1	Thule Group AB	136,726	4,473
*	Fastighets AB Balder Class B	77,301	3,638
	Modern Times Group MTG AB Class B	265,600	3,537
*	HMS Networks AB	159,652	3,497
	Karnov Group AB	545,700	3,351
	SkiStar AB	254,042	2,848
	BillerudKorsnas AB	136,941	2,139
	Paradox Interactive AB	60,689	1,881
*	VNV Global AB	216,760	1,877
*	Indutrade AB	32,859	1,664
*	Storytel AB Class B	68,422	1,651
*	Xvivo Perfusion AB	50,446	1,280
*	Saab AB Class B	51,445	1,180
	Sweco AB Class B	23,026	1,159
*	Bactiguard Holding AB	66,682	1,089
*	Cellavision AB	31,097	972
*	INVISIO AB	827	15
*,§	OW Bunker A/S	1,000,000	—
			118,942
Switzerland (3.3%)
	Logitech International SA	147,426	12,402
	Julius Baer Group Ltd.	238,390	10,610
	Straumann Holding AG	8,005	8,356
[1]	VAT Group AG	43,802	8,218
	Tecan Group AG	16,804	7,974
	Comet Holding AG	55,056	7,740
	Bossard Holding AG	28,611	4,648
*,^	Dufry AG	115,879	4,376
*,1	Sensirion Holding AG	57,698	3,176
	Cembra Money Bank AG	26,526	2,947
	Ascom Holding AG	187,900	2,253
	Zur Rose Group AG	5,100	1,419
	OC Oerlikon Corp. AG	135,550	943
	u-blox Holding AG	18,097	910
			75,972
Taiwan (3.8%)
	Airtac International Group	461,000	12,411
	Chroma ATE Inc.	2,027,694	9,661
	ASPEED Technology Inc.	177,000	8,567
	Accton Technology Corp.	885,703	6,435
	Ennoconn Corp.	762,422	6,019
	Voltronic Power Technology Corp.	173,252	5,943
	Nien Made Enterprise Co. Ltd.	484,000	5,457
	Delta Electronics Inc.	806,000	5,363
	momo.com Inc.	189,700	4,540
	Globalwafers Co. Ltd.	279,000	4,063
	Global Unichip Corp.	349,000	3,168
	Realtek Semiconductor Corp.	234,248	2,918
	Sino-American Silicon Products Inc.	633,000	2,211
	Formosa Sumco Technology Corp.	518,000	2,050
	TCI Co. Ltd.	200,000	1,597
	Far Eastern New Century Corp.	1,769,000	1,597
	ITEQ Corp.	320,000	1,344
	Advanced Wireless Semiconductor Co.	378,000	1,307
	Parade Technologies Ltd.	31,000	1,185
	Alchip Technologies Ltd.	62,000	1,052
	ASMedia Technology Inc.	20,000	1,004
	Genius Electronic Optical Co. Ltd.	44,000	865

17

International Explorer Fund

			Market
			Value•
		Shares	($000)
	LandMark Optoelectronics Corp.	80,000	742
			89,499
United Kingdom (12.8%)
*	Keywords Studios plc	452,014	12,417
	Spectris plc	368,995	11,843
	Electrocomponents plc	1,249,300	10,969
	St. James’s Place plc	931,700	10,859
	Safestore Holdings plc	990,175	10,308
	Abcam plc	490,137	9,351
	Bodycote plc	1,078,800	9,097
	Intermediate Capital Group plc	543,527	8,256
[1]	Auto Trader Group plc	1,078,900	8,112
	Dechra Pharmaceuticals plc	167,000	7,555
	Pets at Home Group plc	1,498,639	7,526
	UDG Healthcare plc	712,600	6,698
	Melrose Industries plc	4,313,700	6,692
*	Dunelm Group plc	391,500	6,619
	Polypipe Group plc	1,095,200	6,521
	Rotork plc	1,744,267	6,355
[1]	ConvaTec Group plc	2,311,502	5,411
	Games Workshop Group plc	39,630	5,328
	Cranswick plc	125,284	5,223
	Halma plc	160,000	4,910
*	First Derivatives plc	127,034	4,830
	Howden Joinery Group plc	582,300	4,807
	B&M European Value Retail SA	745,933	4,681
	FDM Group Holdings plc	362,109	4,675
	Telecom Plus plc	252,000	4,341
	LondonMetric Property plc	1,510,000	4,222
*	Renishaw plc	57,000	4,135
*	IWG plc	1,200,000	3,936
	Segro plc	335,000	3,914
	QinetiQ Group plc	1,247,700	3,822
*	Greggs plc	225,000	3,758
	IG Group Holdings plc	370,000	3,651
*	UNITE Group plc	336,746	3,634
	Softcat plc	246,419	3,592
*,1	Network International Holdings plc	1,227,639	3,523
	Lancashire Holdings Ltd.	393,948	3,251
	Beazley plc	830,059	3,164
*	Team17 Group plc	313,876	2,889
*	Horizon Discovery Group plc	2,430,993	2,797
	Grainger plc	770,000	2,790
	Next plc	36,000	2,719
*	Vistry Group plc	380,000	2,681
	Workspace Group plc	335,277	2,680
*	Victoria plc	432,273	2,625
	Tate & Lyle plc	334,411	2,578
	SSP Group plc	1,043,031	2,526
	Synthomer plc	515,502	2,519
*	Draper Esprit plc	305,307	2,392
*	Redrow plc	442,784	2,387
*	Restaurant Group plc	4,495,450	2,361
	Sanne Group plc	285,784	2,246
	Smart Metering Systems plc	284,152	2,137
	Naked Wines plc	347,370	2,093
	Keller Group plc	305,520	2,010
	AJ Bell plc	367,980	2,009
	Bunzl plc	61,000	1,896
*	Ninety One plc	703,666	1,892
	Domino’s Pizza Group plc	433,531	1,861
	easyJet plc	268,354	1,760
*	Alpha FX Group plc	117,009	1,590
	Codemasters Group Holdings plc	289,000	1,557
	Centamin plc	872,547	1,403
*	Hotel Chocolat Group plc	302,383	1,352
*,1	Trainline plc	377,984	1,348
*	Travis Perkins plc	83,938	1,153
*	Balfour Beatty plc	357,547	988
	KAZ Minerals plc	119,298	973
	dotdigital group plc	487,310	936
	HomeServe plc	65,000	932
*	Cairn Energy plc	517,510	930
*	Meggitt plc	256,660	909
*	Hyve Group plc	1,304,971	862
*	Freeline Therapeutics Holdings plc ADR	38,286	663
[1]	John Laing Group plc	176,080	643
	Ultra Electronics Holdings plc	25,628	625
*	Grafton Group plc	64,392	560
	Ferrexpo plc	186,149	459
			297,717
United States (0.3%)
*	Clarivate plc	175,016	4,857
*	ACM Research Inc. Class A	12,952	912
*	Merus NV	65,790	801
	Kosmos Energy Ltd.	189,382	188
			6,758
Total Common Stocks
(Cost $1,992,686)			2,250,155

18

International Explorer Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (4.6%)
Money Market Fund (4.2%)
[2,3] Vanguard Market Liquidity Fund, 0.112%	975,555	975,555

	Face
	Amount
	($000)
Repurchase Agreement (0.2%)
Goldman Sachs & Co., 0.080%, 11/2/20 (Dated 10/30/20, Repurchase Value $3,900,000 collateralized by Federal Home Loan Mortgage Corp. 3.000%– 4.000%, 7/01/36–9/01/48, Federal National Mortgage Assn. 3.500%–6.000%, 7/01/40–1/01/48, and U.S. Treasury Note/Bond 3.000%, 2/15/49, with a value of $3,978,000)	3,900	3,900

U.S. Government and Agency Obligations (0.2%)
[4] United States Cash Management Bill, 0.115%, 2/16/21	1,007	1,007
[4] United States Treasury Bill, 0.109%, 12/31/20	2,032	2,032
[4] United States Treasury Bill, 0.095%, 1/28/21	1,763	1,763
		4,801
Total Temporary Cash Investments
(Cost $106,250)		106,256
Total Investments (101.2%)
(Cost $2,098,936)		2,356,411
Other Assets and Liabilities—Net (-1.2%)		(27,460)
Net Assets (100%)		2,328,951

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $37,365,000.

§	Security value determined using significant unobservable inputs.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate value of these securities was 139,865,000, representing 6.0% of net assets.

2	Collateral of $45,735,000 was received for securities on loan.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4	Securities with a value of $3,461,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt. GDR—Global Depositary Receipt. REIT—Real Estate Investment Trust.

19

International Explorer Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2020	347	30,951	(2,003)
MSCI Emerging Market Index	December 2020	179	9,862	(261)
				(2,264)

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Explorer Fund

Statement of Assets and Liabilities

As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,001,386)	2,258,856
Affiliated Issuers (Cost $97,550)	97,555
Total Investments in Securities	2,356,411
Investment in Vanguard	103
Cash	84
Foreign Currency, at Value (Cost $17,896)	17,844
Receivables for Investment Securities Sold	5,090
Receivables for Accrued Income	5,598
Receivables for Capital Shares Issued	813
Total Assets	2,385,943
Liabilities
Payables for Investment Securities Purchased	7,810
Collateral for Securities on Loan	45,735
Payables to Investment Advisor	1,362
Payables for Capital Shares Redeemed	1,569
Payables to Vanguard	216
Variation Margin Payable—Futures Contracts	300
Total Liabilities	56,992
Net Assets	2,328,951

At October 31, 2020, net assets consisted of:

Paid-in Capital	2,342,525
Total Distributable Earnings (Loss)	(13,574)
Net Assets	2,328,951

Net Assets
Applicable to 137,827,733 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,328,951
Net Asset Value Per Share	$16.90

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	41,065
Dividends—Affiliated Issuers	34
Interest—Unaffiliated Issuers	115
Interest—Affiliated Issuers	719
Securities Lending—Net	2,519
Total Income	44,452
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,734
Performance Adjustment	(1,171)
The Vanguard Group—Note C
Management and Administrative	4,019
Marketing and Distribution	314
Custodian Fees	252
Auditing Fees	37
Shareholders’ Reports	135
Trustees’ Fees and Expenses	5
Total Expenses	10,325
Net Investment Income	34,127
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(75,332)
Investment Securities Sold—Affiliated Issuers	3,699
Futures Contracts	(4,751)
Forward Currency Contracts	(1,345)
Foreign Currencies	(344)
Realized Net Gain (Loss)	(78,073)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	9,001
Investment Securities—Affiliated Issuers	(2,607)
Futures Contracts	(3,253)
Forward Currency Contracts	(736)
Foreign Currencies	(189)
Change in Unrealized Appreciation (Depreciation)	2,216
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,730)

1	Dividends are net of foreign withholding taxes of $4,052,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,127	75,420
Realized Net Gain (Loss)	(78,073)	(181,046)
Change in Unrealized Appreciation (Depreciation)	2,216	237,965
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,730)	132,339
Distributions[1]
Total Distributions	(80,592)	(262,165)
Capital Share Transactions
Issued	364,525	549,998
Issued in Lieu of Cash Distributions	72,030	237,472
Redeemed	(1,147,784)	(1,144,536)
Net Increase (Decrease) from Capital Share Transactions	(711,229)	(357,066)
Total Increase (Decrease)	(833,551)	(486,892)
Net Assets
Beginning of Period	3,162,502	3,649,394
End of Period	2,328,951	3,162,502

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Explorer Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.22	$17.86	$21.87	$16.82	$17.76
Investment Operations
Net Investment Income	.211[1]	.379[1]	.369[1]	.333[1]	.318
Net Realized and Unrealized Gain (Loss)
on Investments	(.081)	.300	(3.032)	5.035	(.334)
Total from Investment Operations	.130	.679	(2.663)	5.368	(.016)
Distributions
Dividends from Net Investment Income	(.450)	(.289)	(.447)	(.318)	(.263)
Distributions from Realized Capital Gains	—	(1.030)	(.900)	—	(.661)
Total Distributions	(.450)	(1.319)	(1.347)	(.318)	(.924)
Net Asset Value, End of Period	$16.90	$17.22	$17.86	$21.87	$16.82

Total Return[2]	0.62%	4.85%	-13.08%	32.58%	-0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,329	$3,163	$3,649	$3,980	$2,829
Ratio of Total Expenses to Average Net Assets[3]	0.39%	0.39%	0.39%	0.38%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.29%	2.28%	1.75%	1.68%	1.83%
Portfolio Turnover Rate	71%	35%	40%	43%	37%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.03%), (0.01%), (0.01%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Further, at October 31, 2020, the fund had a concentration of its investments in securities issued in Japan, and the performance of such investments may be impacted by the country’s social, political, and economic conditions. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on

25

International Explorer Fund

an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended October 31, 2020, the fund’s average investment in forward currency contracts represented 9% of net assets, based on the average of notional amounts at each quarter-end during the period.

26

International Explorer Fund

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

27

International Explorer Fund

9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

28

International Explorer Fund

B. The investment advisory firms Schroder Investment Management North America Inc., Wellington Management Company LLP, TimesSquare Capital Management, LLC, and, beginning August 2020, Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc., Wellington Management Company LLP, and TimesSquare Capital Management, LLC, are subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd., beginning November 1, 2021, the investment advisory fees will be subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US Small-Cap since October 31, 2020.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2020, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, before a decrease of $1,171,000 (-0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $103,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

29

International Explorer Fund

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks—International	106,712	2,135,969	716	2,243,397
Common Stocks—United States	6,758	—	—	6,758
Temporary Cash Investments	97,555	8,701	—	106,256
Total	211,025	2,144,670	716	2,356,411
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	300	—	—	300

1 Represents variation margin on the last day of the reporting period.

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	25,610
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(291,149)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	251,965

30

International Explorer Fund

The tax character of distributions paid was as follows:

	Year Ended	October 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	80,592	97,615
Long-Term Capital Gains	—	164,550
Total	80,592	262,165

* Includes short-term capital gains, if any.

As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,104,482
Gross Unrealized Appreciation	450,605
Gross Unrealized Depreciation	(198,675)
Net Unrealized Appreciation (Depreciation)	251,930

F. During the year ended October 31, 2020, the fund purchased $1,791,838,000 of investment securities and sold $2,520,360,000 of investment securities, other than temporary cash investments. Purchases include $364,000 in connection with in-kind purchases of the fund’s capital shares.

G.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	23,379	33,619
Issued in Lieu of Cash Distributions	4,035	15,758
Redeemed	(73,281)	(70,018)
Net Increase (Decrease) in Shares Outstanding	(45,867)	(20,641)

31

International Explorer Fund

H. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard FTSE
All World ex-US
Small-Cap ETF	22,452	—	23,530	3,677	(2,599)	34	—	—
Vanguard Market
Liquidity Fund	173,092	NA1	NA1	22	(8)	719	—	97,555
Total	195,544			3,699	(2,607)	753	—	97,555

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

32

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Explorer Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Explorer Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

33

Special 2020 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed qualified dividend income of $69,430,000 to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $45,241,000 and foreign taxes paid of $3,635,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

34

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory arrangements with TimesSquare Capital Management, LLC (TimesSquare), Wellington Management Company LLP (Wellington Management), and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.). Effective August 2020, the board also approved a restructuring of the fund’s investment advisory arrangements whereby Baillie Gifford Overseas Limited (Baillie Gifford) has been added as an advisor to the fund. The board determined that the foregoing actions were in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the fund by Baillie Gifford, reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford’s international small-cap team is a natural evolution of the firm’s expertise and proven track record in global and regional small-cap strategies, with a five-member Portfolio Construction Group (“PCG”). The International Smaller Companies PCG was formed in 2017 to capitalize on two of Baillie’s core competencies: international and small-cap investing. The team believes that mispricing in the small-cap space is even more pronounced given the heightened behavioral, analytical, and informational challenges. Within this universe, the team aims to unearth the most exceptional small companies, with the belief that a few names will drive most of the market’s return over the long run. The portfolio’s holdings fall under four different categories of growth companies (Rapid, Cyclical, Enduring, and Transformational Growth), and are an output of the team’s bottom-up

35

process. It uses a disciplined, multistep approach to take a long-term view on the rare subset of smaller companies with the competitive positioning and management vision to exponentially scale their business models. Baillie Gifford has managed a portion of the fund since 2020.

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a bottom-up, fundamental research-driven process to select stocks, with a focus on identifying companies with sustainable competitive advantages, attractive earnings growth, and compelling valuations. Stock selection responsibilities are divided among five regional leaders who make up Schroder’s International Small-Cap Committee, which is led by the portfolio manager. The regional team leverages Schroder’s extensive network of local analysts across the globe, as it believes that country factors are more important for smaller companies relative to larger companies. Schroder Inc. has advised the fund since its inception in 1996, and its affiliate Schroder Ltd. has advised the fund since 2003.

TimesSquare. TimesSquare, founded in 2000 as a small- and mid-cap growth specialist, is a strategic partner of Affiliated Managers Group, Inc. TimesSquare’s small-cap equity team is led by the portfolio manager and is made up of five experienced members. All portfolio decisions are made collectively, allowing for accountability. Value chain analysis and interactions with key stakeholders are at the core of the team’s research and idea-generation process, resulting in a portfolio made up of industry-leading companies with sustainable business models and quality management teams. TimesSquare has managed a portion of the fund since 2017.

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap research equity team employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of its industries. It believes that the experience of covering the same companies over a period of many years provides its Global Industry Analysts with in-depth knowledge of their coverage, which in turn leads to better and more timely decisions and increases their potential to produce superior results. The strategy combines a blend of investment disciplines; this diversifies investment style risk, as individual analysts have developed valuation methodologies that are relevant to their particular industries. The country weights are determined by the stock selection process. Wellington Management has managed a portion of the fund since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation and approval of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of Schroder’s, TimesSquare’s, and Wellington Management’s subportfolios, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. The board also concluded that Baillie Gifford, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment processes.

36

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that Schroder’s, TimesSquare’s, and Wellington Management’s advisory fee rates were also well below the peer-group average. The board also concluded that the advisory fee rate to be paid to Baillie Gifford is well below the fund’s peer-group average.

The board did not consider the profitability of Baillie Gifford, Schroder, TimesSquare, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford, Schroder, TimesSquare, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122020

Annual Report  |  October 31, 2020
Vanguard High Dividend Yield Index Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2020, Vanguard High Dividend Yield Index Fund returned –8.19% for Admiral Shares and –8.17% for ETF shares. The fund’s benchmark, the FTSE High Dividend Yield Index, returned –8.16%.
•	The broad U.S. stock market advanced about 10% for the year. The period was marked by the global spread of COVID-19 and efforts to contain it, including lockdowns, the shuttering of nonessential businesses, and travel restrictions. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment.
•	The fund emphasizes large-capitalization stocks that are forecasted to have above-average dividend yields, and these underperformed the broad U.S. market. Some established dividend-paying companies cut or suspended their payouts during the pandemic to conserve cash. Investors generally continued to favor growth stocks.
•	Financial and oil and gas stocks hurt returns the most, followed by telecommunications. Technology, basic materials, and industrials offset a bit of the declines.
•	For the past decade, the fund’s ETF Shares posted an average annual return of 10.45%, in line with the average return of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15
CPI
Consumer Price Index	1.18%	1.82%	1.83%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2020
	Beginning Account Value 4/30/2020	Ending Account Value 10/31/2020	Expenses Paid During Period
Based on Actual Fund Return
High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,037.80	$0.31
AdmiralTM Shares	1,000.00	1,037.30	0.41
Based on Hypothetical 5% Yearly Return
High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,024.84	$0.31
Admiral Shares	1,000.00	1,024.73	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are: 0.06% for ETF Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

High Dividend Yield Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2010, Through October 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended October 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High Dividend Yield Index Fund ETF Shares Net Asset Value	-8.17%	6.57%	10.45%	$27,021
High Dividend Yield Index Fund ETF Shares Market Price	-8.19	6.56	10.45	27,013
FTSE High Dividend Yield Index	-8.16	6.61	10.52	27,199
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	11.41	12.75	33,211

	One Year	Since Inception (2/7/2019)	Final Value of a $10,000 Investment
High Dividend Yield Index Fund Admiral Shares	-8.19%	0.91%	$10,158
FTSE High Dividend Yield Index	-8.16	0.95	10,165
Dow Jones U.S. Total Stock Market Float Adjusted Index	9.99	13.17	12,385
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

High Dividend Yield Index Fund
Cumulative Returns of ETF Shares: October 31, 2010, Through October 31, 2020
	One Year	Five Years	Ten Years
High Dividend Yield Index Fund ETF Shares Market Price	-8.19%	37.39%	170.13%
High Dividend Yield Index Fund ETF Shares Net Asset Value	-8.17	37.44	170.21
FTSE High Dividend Yield Index	-8.16	37.74	171.99
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

High Dividend Yield Index Fund
Fund Allocation
As of October 31, 2020
Basic Materials	3.8%
Consumer Discretionary	6.4
Consumer Staples	14.3
Energy	5.2
Financials	18.9
Health Care	14.1
Industrials	10.3
Real Estate	0.0
Technology	8.7
Telecommunications	8.2
Utilities	10.1
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

High Dividend Yield Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (3.8%)
Linde plc	1,845,313	406,596
Air Products & Chemicals Inc.	774,548	213,961
Dow Inc.	2,600,003	118,274
Fastenal Co.	2,005,229	86,686
LyondellBasell Industries NV Class A	897,217	61,414
International Paper Co.	1,377,435	60,263
Nucor Corp.	1,053,625	50,321
Celanese Corp. Class A	411,768	46,740
Eastman Chemical Co.	475,024	38,401
Reliance Steel & Aluminum Co.	222,176	24,215
Steel Dynamics Inc.	702,500	22,115
Scotts Miracle-Gro Co.	141,930	21,297
CF Industries Holdings Inc.	748,262	20,660
Huntsman Corp.	701,774	17,046
Southern Copper Corp.	289,309	15,142
Timken Co.	221,693	13,235
Chemours Co.	572,464	11,529
Avient Corp.	318,433	9,894
Sensient Technologies Corp.	147,863	9,675
Commercial Metals Co.	414,977	8,569
Olin Corp.	500,222	8,279
Cabot Corp.	195,256	7,422
Compass Minerals International Inc.	119,222	7,199
Worthington Industries Inc.	124,974	6,150
Trinseo SA	130,122	4,140
Schweitzer-Mauduit International Inc.	110,477	3,668
Kaiser Aluminum Corp.	54,821	3,450
Tronox Holdings plc Class A	312,326	3,051
		Shares	Market Value• ($000)
	Carpenter Technology Corp.	165,670	2,896
[1]	Nexa Resources SA	160,849	973
			1,303,261
Consumer Discretionary (6.4%)
	Walmart Inc.	4,892,200	678,793
	McDonald's Corp.	2,614,336	556,854
	Target Corp.	1,755,153	267,169
	Best Buy Co. Inc.	800,185	89,261
	VF Corp.	1,129,364	75,893
	Garmin Ltd.	524,239	54,531
	ViacomCBS Inc. Class B	1,897,411	54,209
	Genuine Parts Co.	492,772	44,561
	Whirlpool Corp.	213,119	39,419
	Hasbro Inc.	445,452	36,848
	Omnicom Group Inc.	744,141	35,123
	Interpublic Group of Cos. Inc.	1,360,299	24,608
	Williams-Sonoma Inc.	269,072	24,542
	Newell Brands Inc.	1,345,592	23,763
	Hanesbrands Inc.	1,215,181	19,528
	Leggett & Platt Inc.	462,408	19,296
	Polaris Inc.	203,575	18,497
	Nielsen Holdings plc	1,248,640	16,869
	H&R Block Inc.	676,080	11,669
	Wyndham Destinations Inc.	294,612	9,613
	LCI Industries	85,910	9,421
	TEGNA Inc.	764,304	9,195
	MDC Holdings Inc.	177,007	7,703
	Extended Stay America Inc.	621,187	7,051
	Big Lots Inc.	134,879	6,420
	Rent-A-Center Inc.	168,970	5,221
	HNI Corp.	147,124	4,789
	John Wiley & Sons Inc. Class A	151,300	4,684
	Steelcase Inc. Class A	300,841	3,141
	Sinclair Broadcast Group Inc. Class A	153,475	2,852

High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Knoll Inc.	166,794	1,911
	National Presto Industries Inc.	18,624	1,548
			2,164,982
Consumer Staples (14.3%)
	Procter & Gamble Co.	8,553,020	1,172,619
	Coca-Cola Co.	13,574,872	652,408
	PepsiCo Inc.	4,872,632	649,473
	Philip Morris International Inc.	5,464,829	388,112
	CVS Health Corp.	4,587,216	257,297
	Altria Group Inc.	6,524,463	235,403
	Colgate-Palmolive Co.	2,956,825	233,264
	Kimberly-Clark Corp.	1,191,149	157,935
	General Mills Inc.	2,126,166	125,699
	Sysco Corp.	1,698,759	93,958
	Clorox Co.	441,607	91,523
	Archer-Daniels-Midland Co.	1,941,559	89,778
	Corteva Inc.	2,630,157	86,743
	Walgreens Boots Alliance Inc.	2,538,585	86,414
	Hershey Co.	517,210	71,096
	Kraft Heinz Co.	2,265,816	69,311
	Conagra Brands Inc.	1,705,475	59,845
	Tyson Foods Inc. Class A	1,006,013	57,574
	Kellogg Co.	879,805	55,331
	J M Smucker Co.	387,023	43,424
	Campbell Soup Co.	615,455	28,723
	Bunge Ltd.	475,062	26,950
	Coca-Cola European Partners plc	695,667	24,842
	Ingredion Inc.	235,198	16,673
	Flowers Foods Inc.	682,788	16,100
	Nu Skin Enterprises Inc. Class A	179,829	8,875
	Energizer Holdings Inc.	217,291	8,551
	Spectrum Brands Holdings Inc.	148,657	8,454
[1]	B&G Foods Inc.	221,429	5,881
	Medifast Inc.	39,314	5,523
	Vector Group Ltd.	487,714	4,482
	Universal Corp.	82,920	3,304
	Weis Markets Inc.	31,542	1,432
			4,836,997
Energy (5.1%)
	Exxon Mobil Corp.	14,867,303	484,971
	Chevron Corp.	6,764,072	470,103
	ConocoPhillips	3,765,868	107,779
	Williams Cos. Inc.	4,260,548	81,760
	Kinder Morgan Inc.	6,820,095	81,159
	Schlumberger NV	4,867,313	72,718
	Phillips 66	1,528,144	71,303
	Marathon Petroleum Corp.	2,268,811	66,930
	Valero Energy Corp.	1,429,492	55,193
	Shares	Market Value• ($000)
ONEOK Inc.	1,536,059	44,546
Halliburton Co.	3,067,249	36,991
Baker Hughes Co. Class A	2,300,324	33,976
Occidental Petroleum Corp.	2,938,035	26,824
Diamondback Energy Inc.	553,519	14,369
Targa Resources Corp.	807,132	12,955
Devon Energy Corp.	1,337,240	11,942
Apache Corp.	1,322,950	10,981
Equitrans Midstream Corp.	1,429,570	10,379
HollyFrontier Corp.	522,817	9,677
Cimarex Energy Co.	351,847	8,926
Ovintiv Inc.	911,674	8,387
Antero Midstream Corp.	1,004,613	5,756
Helmerich & Payne Inc.	366,669	5,452
Murphy Oil Corp.	509,423	3,933
Archrock Inc.	437,972	2,597
Delek US Holdings Inc.	217,797	2,191
CVR Energy Inc.	107,767	1,187
		1,742,985
Financials (18.8%)
JPMorgan Chase & Co.	10,634,919	1,042,647
Bank of America Corp.	27,170,907	643,950
Citigroup Inc.	7,317,591	303,095
Wells Fargo & Co.	13,173,175	282,565
BlackRock Inc.	416,885	249,802
Morgan Stanley	4,678,200	225,255
Chubb Ltd.	1,576,804	204,843
Truist Financial Corp.	4,735,288	199,450
Progressive Corp.	2,050,167	188,410
CME Group Inc.	1,245,155	187,670
US Bancorp	4,767,231	185,684
PNC Financial Services Group Inc.	1,487,058	166,372
Travelers Cos. Inc.	886,598	107,021
MetLife Inc.	2,695,676	102,031
T. Rowe Price Group Inc.	792,695	100,403
Bank of New York Mellon Corp.	2,798,371	96,152
American International Group Inc.	3,021,688	95,153
Prudential Financial Inc.	1,386,816	88,784
Aflac Inc.	2,488,413	84,482
State Street Corp.	1,233,189	72,635
Discover Financial Services	1,074,541	69,856
Arthur J Gallagher & Co.	660,140	68,463
Ameriprise Financial Inc.	421,337	67,764
Fifth Third Bancorp	2,488,190	57,776
Northern Trust Corp.	671,767	52,579
Hartford Financial Services Group Inc.	1,249,884	48,146
M&T Bank Corp.	447,982	46,402
Regions Financial Corp.	3,361,818	44,712
KeyCorp	3,399,994	44,132

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Citizens Financial Group Inc.	1,490,718	40,622
Principal Financial Group Inc.	951,182	37,305
Cincinnati Financial Corp.	523,534	37,035
Huntington Bancshares Inc.	3,533,712	36,892
Ally Financial Inc.	1,308,327	34,906
Credicorp Ltd.	280,604	32,180
Equitable Holdings Inc.	1,424,281	30,608
Fidelity National Financial Inc.	961,194	30,076
Everest Re Group Ltd.	137,956	27,188
Reinsurance Group of America Inc.	236,298	23,871
Lincoln National Corp.	674,998	23,692
Eaton Vance Corp.	388,234	23,213
Comerica Inc.	487,127	22,169
First Horizon National Corp.	1,915,187	19,937
American Financial Group Inc.	254,305	19,058
Zions Bancorp NA	564,331	18,211
East West Bancorp Inc.	491,203	17,919
Franklin Resources Inc.	950,319	17,818
Invesco Ltd.	1,321,892	17,330
Prosperity Bancshares Inc.	313,626	17,284
First American Financial Corp.	379,976	16,943
Old Republic International Corp.	992,106	16,151
People's United Financial Inc.	1,481,938	15,812
Jefferies Financial Group Inc.	794,136	15,494
South State Corp.	243,798	14,969
Ares Management Corp. Class A	343,540	14,532
TCF Financial Corp.	529,316	14,403
Cullen/Frost Bankers Inc.	195,679	13,750
Synovus Financial Corp.	514,705	13,382
New York Community Bancorp Inc.	1,575,600	13,093
Janus Henderson Group plc	537,150	13,053
Unum Group	712,373	12,581
Axis Capital Holdings Ltd.	290,747	12,412
Popular Inc.	289,915	12,234
RLI Corp.	137,963	11,961
Glacier Bancorp Inc.	333,718	11,947
MGIC Investment Corp.	1,182,707	11,898
Lazard Ltd. Class A	353,325	11,896
United Bankshares Inc.	431,416	11,316
Evercore Inc. Class A	138,356	11,005
Community Bank System Inc.	183,601	10,647
	Shares	Market Value• ($000)
Valley National Bancorp	1,389,141	10,613
Bank OZK	427,875	10,603
CIT Group Inc.	343,840	10,126
Webster Financial Corp.	313,773	10,107
Umpqua Holdings Corp.	773,596	9,716
Home BancShares Inc.	533,217	8,851
CNO Financial Group Inc.	488,903	8,678
FNB Corp.	1,131,488	8,554
Bank of Hawaii Corp.	138,300	8,387
BancorpSouth Bank	345,340	8,084
BankUnited Inc.	320,103	8,083
Federated Hermes Inc. Class B	336,635	8,046
Old National Bancorp	572,227	8,000
OneMain Holdings Inc.	227,665	7,943
CVB Financial Corp.	450,708	7,887
PacWest Bancorp	409,784	7,884
First Hawaiian Inc.	454,548	7,846
Artisan Partners Asset Management Inc. Class A	191,271	7,662
Associated Banc-Corp	531,839	7,281
Assured Guaranty Ltd.	282,919	7,223
Columbia Banking System Inc.	250,418	7,114
Pacific Premier Bancorp Inc.	276,578	7,053
Moelis & Co. Class A	185,310	6,894
Hancock Whitney Corp.	300,731	6,878
Atlantic Union Bankshares Corp.	271,912	6,877
Investors Bancorp Inc.	803,569	6,798
Independent Bank Group Inc.	128,840	6,646
BOK Financial Corp.	109,742	6,446
Simmons First National Corp. Class A	377,454	6,413
Cathay General Bancorp	264,916	6,233
Walker & Dunlop Inc.	98,542	6,196
Fulton Financial Corp.	559,856	6,153
United Community Banks Inc.	272,612	5,708
Washington Federal Inc.	263,060	5,601
WesBanco Inc.	226,962	5,513
Renasant Corp.	189,877	5,413
Santander Consumer USA Holdings Inc.	264,276	5,375
Navient Corp.	666,909	5,342
Capitol Federal Financial Inc.	460,969	5,292
Trustmark Corp.	220,082	5,148
First Midwest Bancorp Inc.	397,861	4,993
First Merchants Corp.	188,277	4,916
Cadence Bancorp Class A	437,500	4,909
Horace Mann Educators Corp.	143,941	4,881

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
First Bancorp	749,708	4,866
First Financial Bancorp	338,757	4,844
Cohen & Steers Inc.	84,516	4,759
Westamerica Bancorp	90,454	4,737
Virtu Financial Inc. Class A	218,315	4,668
Bank of NT Butterfield & Son Ltd.	174,363	4,614
Banner Corp.	121,249	4,470
Northwest Bancshares Inc.	409,675	4,371
Towne Bank	233,698	4,249
Sandy Spring Bancorp Inc.	160,578	4,071
Argo Group International Holdings Ltd.	113,349	4,044
NBT Bancorp Inc.	147,029	4,026
Mercury General Corp.	94,041	3,828
Safety Insurance Group Inc.	50,191	3,513
Waddell & Reed Financial Inc. Class A	225,069	3,455
Provident Financial Services Inc.	248,558	3,373
Hope Bancorp Inc.	409,956	3,308
City Holding Co.	53,347	3,224
Employers Holdings Inc.	98,542	3,154
First Commonwealth Financial Corp.	347,683	2,997
CNA Financial Corp.	100,341	2,989
Brightsphere Investment Group Inc.	212,768	2,936
BancFirst Corp.	65,528	2,913
ProAssurance Corp.	180,570	2,786
Stock Yards Bancorp Inc.	72,551	2,773
Brookline Bancorp Inc.	275,077	2,635
TFS Financial Corp.	167,649	2,634
S&T Bancorp Inc.	130,161	2,576
Great Western Bancorp Inc.	187,637	2,437
Kearny Financial Corp.	277,136	2,328
Berkshire Hills Bancorp Inc.	160,067	2,086
Washington Trust Bancorp Inc.	59,936	2,024
1st Source Corp.	57,121	1,913
WisdomTree Investments Inc.	507,246	1,846
Boston Private Financial Holdings Inc.	297,496	1,839
Community Trust Bancorp Inc.	54,858	1,746
TrustCo Bank Corp.	314,593	1,729
American National Group Inc.	25,068	1,725
FBL Financial Group Inc. Class A	32,208	1,600
United Fire Group Inc.	73,528	1,510
	Shares	Market Value• ($000)
Republic Bancorp Inc. Class A	36,077	1,202
Charles Schwab Corp.	114	5
		6,374,196
Health Care (14.1%)
Johnson & Johnson	9,255,473	1,269,018
Pfizer Inc.	19,523,630	692,698
Merck & Co. Inc.	8,868,409	666,993
AbbVie Inc.	6,185,033	526,346
Bristol-Myers Squibb Co.	7,949,152	464,628
Amgen Inc.	2,066,721	448,355
Eli Lilly & Co.	2,957,874	385,884
Gilead Sciences Inc.	4,405,455	256,177
Cardinal Health Inc.	1,025,620	46,963
Patterson Cos. Inc.	297,958	7,412
Healthcare Services Group Inc.	260,205	5,954
		4,770,428
Industrials (10.2%)
United Parcel Service Inc. Class B	2,476,511	389,085
3M Co.	1,974,584	315,854
Lockheed Martin Corp.	869,256	304,353
Caterpillar Inc.	1,899,619	298,335
Raytheon Technologies Corp.	5,000,627	271,634
Automatic Data Processing Inc.	1,507,779	238,169
Illinois Tool Works Inc.	1,104,099	216,271
DuPont de Nemours Inc.	2,578,030	146,638
Eaton Corp. plc	1,402,546	145,570
Emerson Electric Co.	2,087,497	135,249
General Dynamics Corp.	889,511	116,819
Cummins Inc.	518,907	114,102
Johnson Controls International plc	2,610,222	110,177
PACCAR Inc.	1,188,725	101,493
Paychex Inc.	1,123,843	92,436
Synchrony Financial	2,038,976	51,015
CH Robinson Worldwide Inc.	463,697	41,005
RPM International Inc.	447,501	37,890
Packaging Corp. of America	328,234	37,580
Westrock Co.	899,179	33,764
Snap-on Inc.	188,373	29,674
Western Union Co.	1,437,131	27,938
Hubbell Inc. Class B	188,939	27,493
Watsco Inc.	114,081	25,570
Sonoco Products Co.	350,815	17,151
MDU Resources Group Inc.	698,459	16,595
ManpowerGroup Inc.	202,884	13,770
Flowserve Corp.	455,489	13,264

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
MSC Industrial Direct Co. Inc. Class A	156,342	10,891
nVent Electric plc	544,210	9,823
Ryder System Inc.	183,700	9,049
Kennametal Inc.	289,342	8,970
Crane Co.	170,170	8,636
GATX Corp.	121,193	8,275
ABM Industries Inc.	233,610	8,111
Triton International Ltd.	210,284	7,755
Otter Tail Corp.	142,310	5,458
McGrath RentCorp	84,189	4,806
Greif Inc. Class A	87,271	3,542
Granite Construction Inc.	163,370	3,155
Greenbrier Cos. Inc.	110,923	2,993
Atlas Corp.	289,776	2,501
H&E Equipment Services Inc.	108,922	2,292
SFL Corp. Ltd.	335,509	2,184
Apogee Enterprises Inc.	89,735	2,144
Scorpio Tankers Inc.	178,147	1,571
		3,471,050
Real Estate (0.0%)
Kennedy-Wilson Holdings Inc.	425,605	5,609
Newmark Group Inc. Class A	497,903	2,358
		7,967
Technology (8.7%)
Intel Corp.	14,880,959	658,929
QUALCOMM Inc.	3,951,698	487,481
Broadcom Inc.	1,370,657	479,223
Texas Instruments Inc.	3,223,052	466,021
International Business Machines Corp.	3,120,766	348,465
KLA Corp.	543,626	107,192
HP Inc.	5,009,786	89,976
Corning Inc.	2,628,641	84,037
Maxim Integrated Products Inc.	931,037	64,847
Seagate Technology plc	896,119	42,852
Hewlett Packard Enterprise Co.	4,520,150	39,054
NetApp Inc.	775,630	34,042
National Instruments Corp.	451,501	14,123
Xerox Holdings Corp.	633,813	11,016
Avnet Inc.	343,540	8,475
Xperi Holding Corp.	368,766	4,573
		2,940,306
Telecommunications (8.2%)
Verizon Communications Inc.	14,544,448	828,888
AT&T Inc.	25,043,481	676,675
Comcast Corp. Class A	15,911,524	672,103
Cisco Systems Inc.	14,910,419	535,284
	Shares	Market Value• ($000)
CenturyLink Inc.	3,827,611	32,994
Juniper Networks Inc.	1,151,674	22,711
Cogent Communications Holdings Inc.	148,100	8,264
Telephone & Data Systems Inc.	352,647	5,995
		2,782,914
Utilities (10.0%)
NextEra Energy Inc.	6,872,041	503,102
Duke Energy Corp.	2,580,352	237,676
Dominion Energy Inc.	2,941,448	236,316
Southern Co.	3,709,711	213,123
Waste Management Inc.	1,480,383	159,748
American Electric Power Co. Inc.	1,743,885	156,828
Exelon Corp.	3,419,102	136,388
Xcel Energy Inc.	1,840,762	128,908
Sempra Energy	1,015,751	127,334
WEC Energy Group Inc.	1,106,742	111,283
Eversource Energy	1,202,834	104,971
Public Service Enterprise Group Inc.	1,771,503	103,013
Consolidated Edison Inc.	1,174,172	92,161
DTE Energy Co.	672,575	83,009
PPL Corp.	2,702,000	74,305
Entergy Corp.	703,937	71,252
Edison International	1,252,830	70,209
Ameren Corp.	863,400	70,039
CMS Energy Corp.	1,001,801	63,444
FirstEnergy Corp.	1,900,887	56,494
Alliant Energy Corp.	879,193	48,602
AES Corp.	2,315,472	45,152
Evergy Inc.	791,901	43,713
Atmos Energy Corp.	423,983	38,866
CenterPoint Energy Inc.	1,764,528	37,284
Essential Utilities Inc.	859,782	35,423
Pinnacle West Capital Corp.	393,955	32,135
NiSource Inc.	1,339,747	30,774
Vistra Corp.	1,709,704	29,697
NRG Energy Inc.	851,750	26,932
UGI Corp.	728,657	23,565
OGE Energy Corp.	699,406	21,521
IDACORP Inc.	176,400	15,476
PNM Resources Inc.	276,654	13,833
Southwest Gas Holdings Inc.	195,083	12,821
ONE Gas Inc.	182,557	12,604
Black Hills Corp.	219,022	12,410
Hawaiian Electric Industries Inc.	374,912	12,387
Portland General Electric Co.	313,458	12,319
National Fuel Gas Co.	308,225	12,317
Avangrid Inc.	198,734	9,805
Spire Inc.	174,751	9,793

High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	New Jersey Resources Corp.	332,183	9,693
	ALLETE Inc.	181,614	9,368
	NorthWestern Corp.	176,734	9,213
	Avista Corp.	234,534	7,791
	Clearway Energy Inc. Class C	270,617	7,621
	South Jersey Industries Inc.	350,713	6,758
	Atlantica Sustainable Infrastructure plc	198,950	5,867
	Northwest Natural Holding Co.	106,171	4,718
	Covanta Holding Corp.	401,384	3,645
	Clearway Energy Inc. Class A	129,251	3,388
			3,405,094
Total Common Stocks (Cost $33,306,010)			33,800,180

Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 0.112%	772,961	77,295
		Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.0%)
[4]	United States Treasury Bill, 0.145%, 12/15/20	1,400	1,400
[4]	United States Treasury Bill, 0.097%, 1/5/21	565	565
[4]	United States Treasury Bill, 0.095%, 1/28/21	3,879	3,878
			5,843
Total Temporary Cash Investments (Cost $83,136)			83,138
Total Investments (99.8%) (Cost $33,389,146)			33,883,318
Other Assets and Liabilities—Net (0.2%)			60,276
Net Assets (100%)			33,943,594
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,484,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $3,758,000 was received for securities on loan.
4	Securities with a value of $5,843,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	526	85,862	(2,004)

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
BlackRock Inc.	2/2/21	GSI	64,624	(0.147)	—	(4,706)
1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
GSI—Goldman Sachs International.
See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund
Statement of Assets and Liabilities
As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $33,311,853)	33,806,023
Affiliated Issuers (Cost $77,293)	77,295
Total Investments in Securities	33,883,318
Investment in Vanguard	1,440
Cash	10,392
Cash Collateral Pledged—Futures Contracts	529
Cash Collateral Pledged—Over-the-Counter Swap Contracts	4,560
Receivables for Accrued Income	72,043
Receivables for Capital Shares Issued	8,529
Total Assets	33,980,811
Liabilities
Payables for Investment Securities Purchased	18,397
Collateral for Securities on Loan	3,758
Payables for Capital Shares Redeemed	8,313
Payables to Vanguard	1,054
Variation Margin Payable—Futures Contracts	989
Unrealized Depreciation—Over-the-Counter Swap Contracts	4,706
Total Liabilities	37,217
Net Assets	33,943,594
At October 31, 2020, net assets consisted of:

Paid-in Capital	35,550,902
Total Distributable Earnings (Loss)	(1,607,308)
Net Assets	33,943,594

ETF Shares—Net Assets
Applicable to 330,584,633 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	26,278,729
Net Asset Value Per Share—ETF Shares	$79.49

Admiral Shares—Net Assets
Applicable to 319,772,589 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,664,865
Net Asset Value Per Share—Admiral Shares	$23.97
See accompanying Notes, which are an integral part of the Financial Statements.

High Dividend Yield Index Fund
Statement of Operations

Year Ended October 31, 2020
($000)
Investment Income
Income
Dividends	1,264,851
Interest[1]	258
Securities Lending—Net	452
Total Income	1,265,561
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,529
Management and Administrative—ETF Shares	11,309
Management and Administrative—Admiral Shares	5,490
Marketing and Distribution—ETF Shares	1,370
Marketing and Distribution—Admiral Shares	362
Custodian Fees	403
Auditing Fees	32
Shareholders’ Reports—ETF Shares	1,187
Shareholders’ Reports—Admiral Shares	54
Trustees’ Fees and Expenses	23
Total Expenses	22,759
Net Investment Income	1,242,802
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(48,577)
Futures Contracts	13,889
Swap Contracts	11,100
Realized Net Gain (Loss)	(23,588)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(4,432,569)
Futures Contracts	(2,926)
Swap Contracts	(4,706)
Change in Unrealized Appreciation (Depreciation)	(4,440,201)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,220,987)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $225,000, $35,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,208,010,000 of the net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
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High Dividend Yield Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,242,802	1,077,014
Realized Net Gain (Loss)	(23,588)	903,905
Change in Unrealized Appreciation (Depreciation)	(4,440,201)	1,477,708
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,220,987)	3,458,627
Distributions[1]
Investor Shares	—	(136,910)
ETF Shares	(938,468)	(785,436)
Admiral Shares	(282,080)	(131,730)
Total Distributions	(1,220,548)	(1,054,076)
Capital Share Transactions
Investor Shares	(5,748)	(8,358,258)
ETF Shares	2,846,525	3,714,888
Admiral Shares	(91,604)	8,543,837
Net Increase (Decrease) from Capital Share Transactions	2,749,173	3,900,467
Total Increase (Decrease)	(1,692,362)	6,305,018
Net Assets
Beginning of Period	35,635,956	29,330,938
End of Period	33,943,594	35,635,956
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.
15

High Dividend Yield Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	November 1, 2019 to November 7, 2019[1]	Year Ended October 31,
		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.50	$32.98	$32.67	$28.20	$26.89
Investment Operations
Net Investment Income	.037[2]	1.141[2]	1.011[2]	.927[2]	.854
Net Realized and Unrealized Gain (Loss) on Investments	.623	2.461	.284	4.472	1.286
Total from Investment Operations	.660	3.602	1.295	5.399	2.140
Distributions
Dividends from Net Investment Income	—	(1.082)	(.985)	(.929)	(.830)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	—	(1.082)	(.985)	(.929)	(.830)
Net Asset Value, End of Period	$36.16[1]	$35.50	$32.98	$32.67	$28.20
Total Return[3]	1.86%	11.20%	3.96%	19.37%	8.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	—	$6	$8,003	$7,590	$5,879
Ratio of Total Expenses to Average Net Assets	0.14%[4]	0.14%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	5.42%[4]	3.43%	3.00%	3.00%	3.19%
Portfolio Turnover Rate[5]	11%[6]	7%	13%	9%	7%
1	Net asset value as of November 7, 2019, on which date the remaining Investor shares were converted to Admiral Shares.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
6	Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2020.
See accompanying Notes, which are an integral part of the Financial Statements.
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High Dividend Yield Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$89.60	$83.26	$82.46	$71.19	$67.88
Investment Operations
Net Investment Income	2.950[1]	2.891[1]	2.623[1]	2.394[1]	2.203
Net Realized and Unrealized Gain (Loss) on Investments	(10.184)	6.251	.731	11.301	3.245
Total from Investment Operations	(7.234)	9.142	3.354	13.695	5.448
Distributions
Dividends from Net Investment Income	(2.876)	(2.802)	(2.554)	(2.425)	(2.138)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.876)	(2.802)	(2.554)	(2.425)	(2.138)
Net Asset Value, End of Period	$79.49	$89.60	$83.26	$82.46	$71.19
Total Return	-8.17%	11.31%	4.05%	19.46%	8.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,279	$26,816	$21,328	$20,010	$15,497
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.38%	3.08%	3.07%	3.26%
Portfolio Turnover Rate[2]	11%	7%	13%	9%	7%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
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High Dividend Yield Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,	February 7, 2019[1] to October 31, 2019
	2020
Net Asset Value, Beginning of Period	$27.02	$25.00
Investment Operations
Net Investment Income[2]	.887	.624
Net Realized and Unrealized Gain (Loss) on Investments	(3.075)	2.010
Total from Investment Operations	(2.188)	2.634
Distributions
Dividends from Net Investment Income	(.862)	(.614)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.862)	(.614)
Net Asset Value, End of Period	$23.97	$27.02
Total Return[3]	-8.19%	10.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,665	$8,814
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[4]
Ratio of Net Investment Income to Average Net Assets	3.52%	3.24%[4]
Portfolio Turnover Rate[5]	11%	7%[6]
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
6	Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2019.
See accompanying Notes, which are an integral part of the Financial Statements.
18

High Dividend Yield Index Fund
Notes to Financial Statements
Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to November 7, 2019, the fund offered Investor Shares. Effective at the close of business on November 7, 2019, the remaining Investor Shares were converted to Admiral Shares.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
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High Dividend Yield Index Fund
During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of the swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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High Dividend Yield Index Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
21

High Dividend Yield Index Fund
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,440,000, representing less than 0.01% of the fund’s net assets and 0.58% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
22

High Dividend Yield Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	33,800,180	—	—	33,800,180
Temporary Cash Investments	77,295	5,843	—	83,138
Total	33,877,475	5,843	—	33,883,318

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	989	—	—	989
Swap Contracts	—	4,706	—	4,706
Total	989	4,706	—	5,695
1	Represents variation margin on the last day of the reporting period.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,207,673
Total Distributable Earnings (Loss)	(1,207,673)
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	124,744
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,184,173)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	452,121
23

High Dividend Yield Index Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	1,220,548	1,054,076
Long-Term Capital Gains	—	—
Total	1,220,548	1,054,076
*	Includes short-term capital gains, if any.
As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	33,431,197
Gross Unrealized Appreciation	5,122,231
Gross Unrealized Depreciation	(4,670,110)
Net Unrealized Appreciation (Depreciation)	452,121
E.  During the year ended October 31, 2020, the fund purchased $10,498,110,000 of investment securities and sold $7,783,788,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,187,071,000 and $3,914,883,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2020, such purchases and sales were $973,346,000 and $807,082,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital share transactions for each class of shares were:
	Year Ended October 31,
	2020		2019
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	61	2	1,187,273	35,128
Issued in Lieu of Cash Distributions	—	—	112,567	3,539
Redeemed[1]	(5,809)	(161)	(9,658,098)	(281,141)
Net Increase (Decrease)—Investor Shares	(5,748)	(159)	(8,358,258)	(242,474)
24

High Dividend Yield Index Fund
	Year Ended October 31,
	2020		2019
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	6,760,136	79,262	7,516,552	88,367
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,913,611)	(47,950)	(3,801,664)	(45,250)
Net Increase (Decrease)—ETF Shares	2,846,525	31,312	3,714,888	43,117
Admiral Shares[2]
Issued[1]	1,888,385	75,452	9,304,199	355,228
Issued in Lieu of Cash Distributions	220,883	8,834	100,934	3,824
Redeemed	(2,200,872)	(90,743)	(861,296)	(32,822)
Net Increase (Decrease)—Admiral Shares	(91,604)	(6,457)	8,543,837	326,230
1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include 4,000 and 5,000 shares, respectively, in the amount of $91,000 from the conversion during the year ended October 31, 2020. Investor Shares—Redeemed and Admiral Shares—Issued include 244,521,000 and 321,285,000 shares, respectively, in the amount of $8,204,425,000 from the conversion during the year ended October 31, 2019.
2	Inception was February 7, 2019, for Admiral Shares.
G.  Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.
25

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard High Dividend Yield Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High Dividend Yield Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
26

Special 2020 tax information (unaudited) for Vanguard High Dividend Yield Index Fund
This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $1,220,548,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 98.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
27

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
28

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2020 The Vanguard Group, Inc.
All rights reserved.
U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.
Q6230 122020

Annual Report | October 31, 2020

Vanguard Emerging Markets Government Bond Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•  For the 12 months ended October 31, 2020, Vanguard Emerging Markets Government Bond Index Fund returned 1.65% for ETF Shares. Its benchmark index returned 1.61%.

•  The global spread of COVID-19 and efforts to contain it marked the fiscal year, prompting volatility in the bond markets and an erosion of liquidity. Central banks slashed interest rates and enacted stimulus programs to blunt the economic impact.

•  The yield premiums of emerging-market government bonds, relative to U.S. Treasuries, more than doubled in the spring but retraced much of their move by October 31. Investors’ concerns about financially weak governments remained evident, however: On average, speculative-grade issues yielded roughly 2 percentage points more than investment-grade issues on October 31, up from roughly a half percentage point at the start of 2020.

•  Amid these conditions, the performance of U.S. dollar-denominated emerging-market debt varied dramatically. Some large issuers saw their bonds post solid single-digit 12-month gains, but the bonds of some small issuers plummeted.

•  At period-end, the fund’s 30-day SEC yield net of expenses was 3.90% for Admiral and ETF Shares and 3.93% for Institutional Shares.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15

CPI
Consumer Price Index	1.18%	1.82%	1.83%

Fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended October 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index Fund	4/30/2020	10/31/2020	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,115.57	$1.33
Admiral™ Shares	1,000.00	1,115.39	1.33
Institutional Shares	1,000.00	1,115.54	1.17
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,023.88	$1.27
Admiral Shares	1,000.00	1,023.88	1.27
Institutional Shares	1,000.00	1,024.03	1.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for ETF Shares, 0.25% for Admiral Shares, and 0.22% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2013, Through October 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(5/31/2013)	Investment
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	1.65%	5.35%	4.30%	$13,665
Emerging Markets Government Bond Index Fund ETF Shares Market Price	1.61	5.39	4.38	13,741
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	1.61	5.45	4.38	13,745
Bloomberg Barclays Global Aggregate Index ex USD	4.96	3.62	1.74	11,362

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

4

Emerging Markets Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(5/31/2013)	Investment
Emerging Markets Government Bond Index Fund Admiral Shares	0.90%	5.21%	4.21%	$13,577
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	1.61	5.45	4.38	13,745
Bloomberg Barclays Global Aggregate Index ex USD	4.96	3.62	1.74	11,362

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/11/2015)[1]	Investment
Emerging Markets Government Bond Index Fund Institutional Shares	0.91%	5.22%	5.06%	$6,629,320
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	1.61	5.45	5.25	6,700,942
Bloomberg Barclays Global Aggregate Index ex USD	4.96	3.62	2.89	5,884,927

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard(s).

1institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total returns shown are based on the period beginning February 11, 2015.

Cumulative Returns of ETF Shares: May 31, 2013, Through October 31, 2020

			Since
	One	Five	Inception
	Year	Years	(5/31/2013)
Emerging Markets Government Bond Index Fund ETF Shares Market Price	1.61%	30.05%	37.41%
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	1.65	29.77	36.65
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	1.61	30.36	37.45

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

5

Emerging Markets Government Bond Index Fund

Fund Allocation

As of October 31, 2020

Mexico	9.5%
Saudi Arabia	8.3
Indonesia	7.2
United Arab Emirates	5.7
Brazil	5.5
Turkey	5.4
Qatar	5.2
China	4.8
Russia	4.7
Colombia	3.6
Philippines	2.8
Egypt	2.3
Panama	2.2
Argentina	2.2
Oman	1.9
Dominican Republic	1.8
South Africa	1.8
Bahrain	1.7
Uruguay	1.6
Peru	1.5
Malaysia	1.4
Ukraine	1.4
Chile	1.2
Romania	1.0
Other	15.3

The table reflects the fund’s investments, except for short-term investments and derivatives.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

6

Emerging Markets Government Bond Index Fund

Financial Statements

Schedule of Investments

As of October 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Angola (0.6%)
Sovereign Bonds (0.6%)
	Republic of Angola	9.500%	11/12/25	2,750	2,387
	Republic of Angola	8.250%	5/9/28	3,550	2,793
	Republic of Angola	8.000%	11/26/29	200	156
[1]	Republic of Angola	8.000%	11/26/29	3,000	2,319
	Republic of Angola	9.375%	5/8/48	3,300	2,538
[1]	Republic of Angola	9.125%	11/26/49	2,300	1,748
Total Angola (Cost $15,229)					11,941
Argentina (2.1%)
Sovereign Bonds (2.1%)
[2]	Argentine Republic	1.000%	7/9/29	4,631	1,899
[2]	Argentine Republic	0.125%	7/9/30	31,063	11,299
[2]	Argentine Republic	0.125%	7/9/35	38,870	12,633
[2]	Argentine Republic	0.125%	1/9/38	21,603	7,993
[2]	Argentine Republic	0.125%	7/9/41	19,564	6,725
[2]	Argentine Republic	0.125%	7/9/46	3,999	1,319
[2]	YPF SA	8.750%	4/4/24	2,920	1,933
	YPF SA	8.500%	7/28/25	2,887	1,717
Total Argentina (Cost $60,729)					45,518
Armenia (0.1%)
Sovereign Bonds (0.1%)
	Republic of Armenia	7.150%	3/26/25	900	966
[1]	Republic of Armenia	3.950%	9/26/29	300	283
	Republic of Armenia	3.950%	9/26/29	800	751
Total Armenia (Cost $2,048)					2,000
Azerbaijan (0.4%)
Sovereign Bonds (0.4%)
	Republic of Azerbaijan	4.750%	3/18/24	2,200	2,326
[1]	Republic of Azerbaijan	4.750%	3/18/24	200	211
[1,2]	Republic of Azerbaijan	3.500%	9/1/32	700	677
[2]	Republic of Azerbaijan	3.500%	9/1/32	1,550	1,499
[3]	Southern Gas Corridor CJSC	6.875%	3/24/26	3,600	4,082
Total Azerbaijan (Cost $8,474)					8,795

7

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Bahamas (0.1%)
Sovereign Bonds (0.1%)
[1,2]	Commonwealth of the Bahamas	6.000%	11/21/28	850	735
[2]	Commonwealth of the Bahamas	6.000%	11/21/28	500	435
[1,2]	Commonwealth of the Bahamas	8.950%	10/15/32	1,150	1,117
Total Bahamas (Cost $2,524)					2,287
Bahrain (1.7%)
Sovereign Bonds (1.7%)
	CBB International Sukuk Co. 5 SPC	5.624%	2/12/24	2,250	2,369
	CBB International Sukuk Co. 6 SPC	5.250%	3/20/25	1,400	1,464
	CBB International Sukuk Co. 7 SPC	6.875%	10/5/25	1,900	2,142
	CBB International Sukuk Programme Co. SPC	6.250%	11/14/24	700	754
[1]	CBB International Sukuk Programme Co. SPC	6.250%	11/14/24	1,750	1,885
[1]	CBB International Sukuk Programme Co. SPC	4.500%	3/30/27	800	816
	CBB International Sukuk Programme Co. SPC	4.500%	3/30/27	200	204
[1]	CBB International Sukuk Programme Co. SPC	3.950%	9/16/27	1,800	1,786
[1]	Kingdom of Bahrain	6.125%	7/5/22	2,600	2,707
[1]	Kingdom of Bahrain	6.125%	8/1/23	150	159
	Kingdom of Bahrain	6.125%	8/1/23	2,775	2,951
	Kingdom of Bahrain	7.000%	1/26/26	1,950	2,197
	Kingdom of Bahrain	7.000%	10/12/28	2,900	3,195
	Kingdom of Bahrain	6.750%	9/20/29	3,000	3,241
	Kingdom of Bahrain	7.375%	5/14/30	800	885
[1]	Kingdom of Bahrain	7.375%	5/14/30	1,500	1,663
[1]	Kingdom of Bahrain	5.625%	9/30/31	1,900	1,879
[1]	Kingdom of Bahrain	5.450%	9/16/32	1,800	1,771
	Kingdom of Bahrain	6.000%	9/19/44	2,400	2,237
	Kingdom of Bahrain	7.500%	9/20/47	1,400	1,477
Total Bahrain (Cost $35,187)					35,782
Belarus (0.3%)
Sovereign Bonds (0.3%)
	Republic of Belarus	6.875%	2/28/23	1,475	1,455
[1]	Republic of Belarus	5.875%	2/24/26	900	854
	Republic of Belarus	7.625%	6/29/27	1,000	991
	Republic of Belarus	6.200%	2/28/30	1,000	942
	Republic of Belarus Ministry of Finance	6.378%	2/24/31	400	377
[1]	Republic of Belarus Ministry of Finance	6.378%	2/24/31	1,350	1,269
Total Belarus (Cost $6,158)					5,888
Belize (0.0%)
Sovereign Bonds (0.0%)
[2]	Belize	4.938%	2/20/34	1,000	445
Total Belize (Cost $692)					445
Bermuda (0.2%)
Sovereign Bonds (0.2%)
[2]	Bermuda	3.717%	1/25/27	1,350	1,495
[1,2]	Bermuda	4.750%	2/15/29	600	720
[2]	Bermuda	4.750%	2/15/29	200	240
[1,2]	Bermuda	3.375%	8/20/50	1,200	1,218
[2]	Bermuda	3.375%	8/20/50	200	208
Total Bermuda (Cost $3,636)					3,881

8

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bolivia (0.2%)
Sovereign Bonds (0.2%)
Plurinational State of Bolivia	4.875%	10/29/22	800	782
Plurinational State of Bolivia	5.950%	8/22/23	800	791
[1,2] Plurinational State of Bolivia	4.500%	3/20/28	1,200	1,039
[2] Plurinational State of Bolivia	4.500%	3/20/28	800	695
Total Bolivia (Cost $3,614)				3,307
Brazil (5.4%)
Sovereign Bonds (5.4%)
Banco do Brasil SA	3.875%	10/10/22	3,326	3,422
Cemig Geracao e Transmissao SA	9.250%	12/5/24	2,800	3,150
Federative Republic of Brazil	2.625%	1/5/23	4,061	4,188
Federative Republic of Brazil	8.875%	4/15/24	1,925	2,375
Federative Republic of Brazil	4.250%	1/7/25	8,328	9,015
Federative Republic of Brazil	8.750%	2/4/25	877	1,091
Federative Republic of Brazil	2.875%	6/6/25	2,450	2,467
Federative Republic of Brazil	6.000%	4/7/26	4,380	5,086
Federative Republic of Brazil	10.125%	5/15/27	1,456	2,026
[2] Federative Republic of Brazil	4.625%	1/13/28	6,052	6,539
[2] Federative Republic of Brazil	4.500%	5/30/29	3,900	4,183
Federative Republic of Brazil	3.875%	6/12/30	3,950	4,016
Federative Republic of Brazil	8.250%	1/20/34	2,589	3,514
Federative Republic of Brazil	7.125%	1/20/37	3,236	4,077
Federative Republic of Brazil	5.625%	1/7/41	4,177	4,589
Federative Republic of Brazil	5.000%	1/27/45	5,886	6,033
Federative Republic of Brazil	5.625%	2/21/47	5,183	5,695
[2] Federative Republic of Brazil	4.750%	1/14/50	4,935	4,849
Petrobras Global Finance BV	7.375%	1/17/27	3,670	4,418
Petrobras Global Finance BV	5.999%	1/27/28	4,513	5,043
Petrobras Global Finance BV	5.093%	1/15/30	7,402	7,763
Petrobras Global Finance BV	5.600%	1/3/31	4,600	4,968
Petrobras Global Finance BV	7.250%	3/17/44	2,755	3,196
Petrobras Global Finance BV	6.900%	3/19/49	3,950	4,454
Petrobras Global Finance BV	6.750%	6/3/50	3,700	4,079
Petrobras Global Finance BV	6.850%	6/5/15	5,030	5,407
Total Brazil (Cost $108,410)				115,643
Cameroon (0.1%)
Sovereign Bonds (0.1%)
[2] Republic of Cameroon	9.500%	11/19/25	1,350	1,412
Total Cameroon (Cost $1,398)				1,412
Chile (1.1%)
Sovereign Bonds (1.1%)
Corp. Nacional del Cobre de Chile	3.625%	8/1/27	2,700	2,945
[1] Corp. Nacional del Cobre de Chile	3.625%	8/1/27	200	219
Corp. Nacional del Cobre de Chile	3.700%	1/30/50	3,600	3,736
Republic of Chile	3.125%	1/21/26	1,290	1,420
[2] Republic of Chile	3.240%	2/6/28	3,550	3,938
Republic of Chile	2.450%	1/31/31	3,000	3,126
[2] Republic of Chile	2.550%	1/27/32	1,300	1,350
Republic of Chile	3.860%	6/21/47	2,450	2,848
[2] Republic of Chile	3.500%	1/25/50	4,350	4,784
Total Chile (Cost $23,116)				24,366

9

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
China (4.7%)
Sovereign Bonds (4.7%)
	Bank of China Ltd.	5.000%	11/13/24	5,750	6,383
	China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	3,300	3,623
[2]	China Construction Bank Corp.	4.250%	2/27/29	3,636	3,893
[2]	China Construction Bank Corp.	2.450%	6/24/30	3,800	3,817
	CNAC HK Finbridge Co. Ltd.	3.500%	7/19/22	2,998	3,073
	CNAC HK Finbridge Co. Ltd.	4.125%	7/19/27	680	728
	CNAC HK Finbridge Co. Ltd.	5.125%	3/14/28	2,500	2,825
	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	3,314	3,632
[1]	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,600	1,666
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	3,324	3,481
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	3,026	3,306
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	3,160	3,480
	Export-Import Bank of China	3.625%	7/31/24	2,777	3,027
[2]	Huarong Finance 2017 Co. Ltd.	4.500%	12/31/49	1,450	1,469
[2]	Huarong Finance II Co. Ltd.	2.875%	12/31/49	1,200	1,191
	Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	3,850	4,338
	People’s Republic of China	2.125%	11/2/22	5,473	5,656
	People’s Republic of China	3.250%	10/19/23	3,600	3,901
[1]	People’s Republic of China	0.400%	10/21/23	700	701
	People’s Republic of China	1.950%	12/3/24	6,000	6,309
	People’s Republic of China	2.625%	11/2/27	2,651	2,902
	People’s Republic of China	3.500%	10/19/28	1,500	1,753
	People’s Republic of China	2.125%	12/3/29	5,450	5,827
	People’s Republic of China	2.750%	12/3/39	900	945
	People’s Republic of China	4.000%	10/19/48	1,100	1,452
[1]	People’s Republic of China	2.250%	10/21/50	800	773
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	800	836
[1]	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	1,569	1,637
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	2,693	2,942
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	3,300	3,554
	Sinopec Group Overseas Development 2018 Ltd.	2.700%	5/13/30	800	831
[1]	Sinopec Group Overseas Development 2018 Ltd.	2.700%	5/13/30	2,300	2,387
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	3,070	3,376
[1]	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	800	889
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	3,675	4,074
Total China (Cost $96,341)					100,677
Colombia (3.5%)
Sovereign Bonds (3.5%)
	Ecopetrol SA	5.875%	9/18/23	3,335	3,689
	Ecopetrol SA	4.125%	1/16/25	300	316
	Ecopetrol SA	5.375%	6/26/26	2,940	3,245
	Ecopetrol SA	6.875%	4/29/30	3,500	4,200
	Ecopetrol SA	7.375%	9/18/43	100	126
	Ecopetrol SA	5.875%	5/28/45	3,905	4,235
[2]	Republic of Colombia	2.625%	3/15/23	1,760	1,807

10

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	Republic of Colombia	4.000%	2/26/24	3,845	4,099
	Republic of Colombia	8.125%	5/21/24	2,080	2,514
[2]	Republic of Colombia	4.500%	1/28/26	2,767	3,064
[2]	Republic of Colombia	3.875%	4/25/27	4,425	4,769
[2]	Republic of Colombia	4.500%	3/15/29	3,900	4,365
[2]	Republic of Colombia	3.000%	1/30/30	3,200	3,296
[2]	Republic of Colombia	3.125%	4/15/31	1,900	1,952
	Republic of Colombia	7.375%	9/18/37	3,337	4,688
	Republic of Colombia	6.125%	1/18/41	4,957	6,364
[2]	Republic of Colombia	5.625%	2/26/44	4,584	5,654
[2]	Republic of Colombia	5.000%	6/15/45	8,350	9,694
	Republic of Colombia	5.200%	5/15/49	3,470	4,170
[2]	Republic of Colombia	4.125%	5/15/51	2,900	3,061
Total Colombia (Cost $70,445)					75,308
Costa Rica (0.4%)
Sovereign Bonds (0.4%)
	Republic of Costa Rica	4.250%	1/26/23	1,982	1,803
	Republic of Costa Rica	4.375%	4/30/25	1,000	845
[2]	Republic of Costa Rica	6.125%	2/19/31	400	333
[1,2]	Republic of Costa Rica	6.125%	2/19/31	1,550	1,279
	Republic of Costa Rica	5.625%	4/30/43	1,000	729
	Republic of Costa Rica	7.000%	4/4/44	1,930	1,517
	Republic of Costa Rica	7.158%	3/12/45	2,551	2,022
Total Costa Rica (Cost $10,060)					8,528
Cote d’Ivoire (0.3%)
Sovereign Bonds (0.3%)
[2]	Republic of Cote d’Ivoire	6.375%	3/3/28	1,900	1,991
[2]	Republic of Cote d’Ivoire	5.750%	12/31/32	2,178	2,125
[2]	Republic of Cote d’Ivoire	6.125%	6/15/33	2,500	2,523
Total Cote d’Ivoire (Cost $6,418)					6,639
Croatia (0.3%)
Sovereign Bonds (0.3%)
	Republic of Croatia	5.500%	4/4/23	3,000	3,311
	Republic of Croatia	6.000%	1/26/24	3,400	3,916
Total Croatia (Cost $6,899)					7,227
Dominican Republic (1.8%)
Sovereign Bonds (1.8%)
	Dominican Republic	6.600%	1/28/24	1,175	1,287
[2]	Dominican Republic	5.875%	4/18/24	1,850	1,957
	Dominican Republic	5.500%	1/27/25	3,160	3,378
	Dominican Republic	6.875%	1/29/26	2,795	3,152
	Dominican Republic	5.950%	1/25/27	3,300	3,595
[1]	Dominican Republic	6.000%	7/19/28	800	878
	Dominican Republic	6.000%	7/19/28	1,519	1,671
	Dominican Republic	4.500%	1/30/30	300	302
[1]	Dominican Republic	4.500%	1/30/30	800	804
[1]	Dominican Republic	4.875%	9/23/32	3,550	3,603
	Dominican Republic	7.450%	4/30/44	2,665	3,044
[2]	Dominican Republic	6.850%	1/27/45	3,994	4,285
[1]	Dominican Republic	6.500%	2/15/48	525	538

11

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Dominican Republic	6.500%	2/15/48	1,400	1,441
[1]	Dominican Republic	6.400%	6/5/49	1,945	1,969
	Dominican Republic	6.400%	6/5/49	950	965
	Dominican Republic	5.875%	1/30/60	3,900	3,733
[1]	Dominican Republic	5.875%	1/30/60	2,450	2,340
Total Dominican Republic (Cost $38,230)					38,942
Ecuador (0.8%)
Sovereign Bonds (0.8%)
[1,2]	Republic of Ecuador	0.000%	7/31/30	1,991	896
[1,2]	Republic of Ecuador	0.500%	7/31/30	6,385	4,224
[2]	Republic of Ecuador	0.500%	7/31/30	100	66
[1,2]	Republic of Ecuador	0.500%	7/31/35	16,324	8,979
[1,2]	Republic of Ecuador	0.500%	7/31/40	6,648	3,299
Total Ecuador (Cost $20,412)					17,464
Egypt (2.2%)
Sovereign Bonds (2.2%)
	Arab Republic of Egypt	6.125%	1/31/22	4,653	4,786
	Arab Republic of Egypt	5.577%	2/21/23	2,350	2,417
	Arab Republic of Egypt	4.550%	11/20/23	478	479
[1]	Arab Republic of Egypt	4.550%	11/20/23	500	501
	Arab Republic of Egypt	6.200%	3/1/24	1,400	1,449
	Arab Republic of Egypt	5.750%	5/29/24	1,200	1,228
[1]	Arab Republic of Egypt	5.750%	5/29/24	1,800	1,845
	Arab Republic of Egypt	5.875%	6/11/25	2,475	2,535
[1]	Arab Republic of Egypt	5.250%	10/6/25	1,400	1,391
	Arab Republic of Egypt	7.500%	1/31/27	4,150	4,397
	Arab Republic of Egypt	6.588%	2/21/28	2,225	2,239
	Arab Republic of Egypt	7.600%	3/1/29	3,200	3,327
	Arab Republic of Egypt	7.053%	1/15/32	3,800	3,710
[1]	Arab Republic of Egypt	7.053%	1/15/32	1,350	1,318
	Arab Republic of Egypt	6.875%	4/30/40	800	748
	Arab Republic of Egypt	8.500%	1/31/47	4,780	4,750
	Arab Republic of Egypt	7.903%	2/21/48	3,100	2,935
	Arab Republic of Egypt	8.700%	3/1/49	2,950	2,964
	Arab Republic of Egypt	8.875%	5/29/50	890	898
[1]	Arab Republic of Egypt	8.875%	5/29/50	2,900	2,929
[1]	Arab Republic of Egypt	8.150%	11/20/59	800	754
Total Egypt (Cost $47,799)					47,600
El Salvador (0.5%)
Sovereign Bonds (0.5%)
	Republic of El Salvador	7.750%	1/24/23	1,499	1,366
	Republic of El Salvador	5.875%	1/30/25	1,618	1,337
	Republic of El Salvador	6.375%	1/18/27	1,462	1,198
	Republic of El Salvador	8.625%	2/28/29	1,200	1,044
	Republic of El Salvador	8.250%	4/10/32	982	815
	Republic of El Salvador	7.650%	6/15/35	1,840	1,464
	Republic of El Salvador	7.625%	2/1/41	1,218	940
[1,2]	Republic of El Salvador	7.125%	1/20/50	1,600	1,200
[2]	Republic of El Salvador	7.125%	1/20/50	400	302
[2]	Republic of El Salvador	9.500%	7/15/52	300	260
[1,2]	Republic of El Salvador	9.500%	7/15/52	1,750	1,518
Total El Salvador (Cost $14,030)					11,444

12

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Ethiopia (0.1%)
Sovereign Bonds (0.1%)
	Federal Democratic Republic of Ethiopia	6.625%	12/11/24	1,750	1,756
Total Ethiopia (Cost $1,748)					1,756
Gabon (0.2%)
Sovereign Bonds (0.2%)
[2]	Gabonese Republic	6.375%	12/12/24	1,786	1,698
	Gabonese Republic	6.950%	6/16/25	1,250	1,181
[2]	Gabonese Republic	6.625%	2/6/31	200	178
[1,2]	Gabonese Republic	6.625%	2/6/31	1,700	1,511
Total Gabon (Cost $4,871)					4,568
Ghana (0.9%)
Sovereign Bonds (0.9%)
[2]	Republic of Ghana	8.125%	1/18/26	1,995	2,001
[2]	Republic of Ghana	6.375%	2/11/27	600	557
[1,2]	Republic of Ghana	6.375%	2/11/27	2,500	2,319
[2]	Republic of Ghana	7.875%	3/26/27	930	900
[2]	Republic of Ghana	7.625%	5/16/29	1,800	1,664
[2]	Republic of Ghana	10.750%	10/14/30	1,800	2,205
[2]	Republic of Ghana	8.125%	3/26/32	2,500	2,287
[2]	Republic of Ghana	7.875%	2/11/35	200	177
[1,2]	Republic of Ghana	7.875%	2/11/35	1,900	1,686
[1,2]	Republic of Ghana	8.627%	6/16/49	800	702
[2]	Republic of Ghana	8.627%	6/16/49	1,550	1,359
[2]	Republic of Ghana	8.950%	3/26/51	1,700	1,519
[1,2]	Republic of Ghana	8.750%	3/11/61	1,100	968
Total Ghana (Cost $19,579)					18,344
Guatemala (0.5%)
Sovereign Bonds (0.5%)
	Republic of Guatemala	5.750%	6/6/22	1,903	2,013
	Republic of Guatemala	4.500%	5/3/26	1,500	1,638
	Republic of Guatemala	4.375%	6/5/27	1,200	1,315
	Republic of Guatemala	4.875%	2/13/28	800	899
[1,2]	Republic of Guatemala	4.900%	6/1/30	400	453
[2]	Republic of Guatemala	4.900%	6/1/30	200	227
[2]	Republic of Guatemala	5.375%	4/24/32	200	236
[1,2]	Republic of Guatemala	5.375%	4/24/32	800	941
[2]	Republic of Guatemala	6.125%	6/1/50	2,700	3,330
Total Guatemala (Cost $9,939)					11,052
Honduras (0.2%)
Sovereign Bonds (0.2%)
[2]	Republic of Honduras	7.500%	3/15/24	1,000	1,101
	Republic of Honduras	6.250%	1/19/27	1,270	1,427
[1]	Republic of Honduras	5.625%	6/24/30	1,150	1,269
Total Honduras (Cost $3,553)					3,797
Hungary (0.8%)
Sovereign Bonds (0.8%)
	Republic of Hungary	6.375%	3/29/21	5	5
	Republic of Hungary	5.375%	2/21/23	3,090	3,410

13

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Hungary	5.750%	11/22/23	3,454	3,959
	Republic of Hungary	5.375%	3/25/24	4,193	4,805
	Republic of Hungary	7.625%	3/29/41	2,220	3,939
Total Hungary (Cost $14,899)					16,118
Indonesia (7.1%)
Sovereign Bonds (7.1%)
	Pertamina Persero PT	4.875%	5/3/22	750	792
[1]	Pertamina Persero PT	4.300%	5/20/23	430	461
	Pertamina Persero PT	4.300%	5/20/23	2,000	2,143
[1]	Pertamina Persero PT	5.625%	5/20/43	200	233
	Pertamina Persero PT	6.450%	5/30/44	2,100	2,722
	Pertamina Persero PT	6.500%	11/7/48	400	529
[1]	Perusahaan Listrik Negara PT	4.125%	5/15/27	1,250	1,361
	Perusahaan Listrik Negara PT	4.125%	5/15/27	1,817	1,978
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	2,100	2,173
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	804	842
[1]	Perusahaan Penerbit SBSN Indonesia III	3.750%	3/1/23	800	850
[4]	Perusahaan Penerbit SBSN Indonesia III	3.750%	3/1/23	2,200	2,337
[4]	Perusahaan Penerbit SBSN Indonesia III	3.900%	8/20/24	1,950	2,138
	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	2,900	3,226
[1]	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	400	445
	Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	4,469	5,028
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	3,585	4,096
	Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	4,450	4,995
[4]	Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	2,182	2,493
[1]	Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	900	1,028
[4]	Perusahaan Penerbit SBSN Indonesia III	4.450%	2/20/29	600	693
[1,4]	Perusahaan Penerbit SBSN Indonesia III	4.450%	2/20/29	1,000	1,155
[4]	Perusahaan Penerbit SBSN Indonesia III	2.800%	6/23/30	1,900	1,957
	Perusahaan Penerbit SBSN Indonesia III	3.800%	6/23/50	1,400	1,491
	Republic of Indonesia	3.700%	1/8/22	1,200	1,239
	Republic of Indonesia	3.750%	4/25/22	3,750	3,900
	Republic of Indonesia	3.375%	4/15/23	4,600	4,861
	Republic of Indonesia	5.375%	10/17/23	1,859	2,092
	Republic of Indonesia	5.875%	1/15/24	4,150	4,760
	Republic of Indonesia	4.450%	2/11/24	1,200	1,329
	Republic of Indonesia	4.125%	1/15/25	3,800	4,227
	Republic of Indonesia	4.750%	1/8/26	4,400	5,085
	Republic of Indonesia	4.350%	1/8/27	2,235	2,555
	Republic of Indonesia	3.850%	7/18/27	1,950	2,182
	Republic of Indonesia	3.500%	1/11/28	2,336	2,555
	Republic of Indonesia	4.100%	4/24/28	1,958	2,222
	Republic of Indonesia	4.750%	2/11/29	2,400	2,850
	Republic of Indonesia	3.400%	9/18/29	1,800	1,967
	Republic of Indonesia	2.850%	2/14/30	2,300	2,418
	Republic of Indonesia	3.850%	10/15/30	3,150	3,591
	Republic of Indonesia	8.500%	10/12/35	3,000	4,800
	Republic of Indonesia	6.625%	2/17/37	2,887	4,025
	Republic of Indonesia	7.750%	1/17/38	3,888	5,991
	Republic of Indonesia	5.250%	1/17/42	3,950	4,963
	Republic of Indonesia	4.625%	4/15/43	2,875	3,359
	Republic of Indonesia	6.750%	1/15/44	3,830	5,748
	Republic of Indonesia	5.125%	1/15/45	3,969	4,977

14

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Indonesia	5.950%	1/8/46	1,160	1,636
Republic of Indonesia	5.250%	1/8/47	3,200	4,162
Republic of Indonesia	4.750%	7/18/47	2,050	2,508
Republic of Indonesia	4.350%	1/11/48	3,450	3,976
Republic of Indonesia	5.350%	2/11/49	2,300	3,068
Republic of Indonesia	3.700%	10/30/49	2,100	2,231
Republic of Indonesia	3.500%	2/14/50	1,600	1,684
Republic of Indonesia	4.200%	10/15/50	2,700	3,108
Republic of Indonesia	4.450%	4/15/70	2,200	2,591
Total Indonesia (Cost $139,470)				151,826
Iraq (0.3%)
Sovereign Bonds (0.3%)
Republic of Iraq	6.752%	3/9/23	1,950	1,812
[1] Republic of Iraq	6.752%	3/9/23	200	186
[2] Republic of Iraq	5.800%	1/15/28	4,636	3,984
Total Iraq (Cost $6,563)				5,982
Jamaica (0.5%)
Sovereign Bonds (0.5%)
Jamaica	6.750%	4/28/28	2,950	3,400
[2] Jamaica	8.000%	3/15/39	2,448	3,241
Jamaica	7.875%	7/28/45	3,250	4,233
Total Jamaica (Cost $10,263)				10,874
Jordan (0.4%)
Sovereign Bonds (0.4%)
[1] Hashemite Kingdom of Jordan	4.950%	7/7/25	900	913
Hashemite Kingdom of Jordan	6.125%	1/29/26	2,000	2,100
Hashemite Kingdom of Jordan	5.750%	1/31/27	1,814	1,867
[1] Hashemite Kingdom of Jordan	5.850%	7/7/30	2,200	2,214
Hashemite Kingdom of Jordan	7.375%	10/10/47	2,050	2,117
Total Jordan (Cost $8,988)				9,211
Kazakhstan (0.9%)
Sovereign Bonds (0.9%)
KazMunayGas National Co. JSC	5.750%	4/19/47	900	1,115
[1] KazMunayGas National Co. JSC	6.375%	10/24/48	900	1,200
KazMunayGas National Co. JSC	6.375%	10/24/48	1,200	1,592
Republic of Kazakhstan	3.875%	10/14/24	2,970	3,249
Republic of Kazakhstan	5.125%	7/21/25	4,750	5,518
Republic of Kazakhstan	4.875%	10/14/44	1,900	2,517
Republic of Kazakhstan	6.500%	7/21/45	2,630	4,143
Total Kazakhstan (Cost $17,135)				19,334
Kenya (0.6%)
Sovereign Bonds (0.6%)
Republic of Kenya	6.875%	6/24/24	3,900	4,117
[2] Republic of Kenya	7.000%	5/22/27	1,425	1,478
Republic of Kenya	7.250%	2/28/28	2,000	2,086
[2] Republic of Kenya	8.000%	5/22/32	2,400	2,519
Republic of Kenya	8.250%	2/28/48	1,825	1,874
Total Kenya (Cost $11,597)				12,074

15

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Kuwait (0.8%)
Sovereign Bonds (0.8%)
	State of Kuwait	2.750%	3/20/22	6,375	6,542
	State of Kuwait	3.500%	3/20/27	8,800	9,946
Total Kuwait (Cost $15,565)					16,488
Lebanon (0.2%)
Sovereign Bonds (0.2%)
[5]	Republic of Lebanon	6.100%	10/4/22	3,439	490
[5]	Republic of Lebanon	6.000%	1/27/23	2,010	287
[5]	Republic of Lebanon	6.650%	4/22/24	1,891	269
[5]	Republic of Lebanon	6.200%	2/26/25	1,760	250
[5]	Republic of Lebanon	6.250%	6/12/25	400	56
[5]	Republic of Lebanon	6.600%	11/27/26	3,805	537
[5]	Republic of Lebanon	6.850%	3/23/27	2,750	389
[5]	Republic of Lebanon	6.750%	11/29/27	2,411	341
[5]	Republic of Lebanon	6.650%	11/3/28	2,040	286
[5]	Republic of Lebanon	6.850%	5/25/29	1,800	253
[5]	Republic of Lebanon	6.650%	2/26/30	3,225	456
[5]	Republic of Lebanon	7.000%	3/23/32	2,550	355
[5]	Republic of Lebanon	7.050%	11/2/35	500	71
[5]	Republic of Lebanon	7.250%	3/23/37	1,905	269
Total Lebanon (Cost $24,585)					4,309
Malaysia (1.4%)
Sovereign Bonds (1.4%)
	1MDB Global Investments Ltd.	4.400%	3/9/23	5,700	5,662
	Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	1,850	2,010
	Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	975	1,251
	Malaysia Sukuk Global Bhd.	3.179%	4/27/26	2,000	2,217
	Malaysia Sukuk Global Bhd.	4.080%	4/27/46	700	886
	Petronas Capital Ltd.	3.500%	3/18/25	2,800	3,079
	Petronas Capital Ltd.	3.500%	4/21/30	3,000	3,347
	Petronas Capital Ltd.	3.500%	4/21/30	200	223
[1]	Petronas Capital Ltd.	3.500%	4/21/30	1,400	1,564
	Petronas Capital Ltd.	4.500%	3/18/45	3,000	3,799
	Petronas Capital Ltd.	4.550%	4/21/50	200	249
[1]	Petronas Capital Ltd.	4.550%	4/21/50	4,800	6,041
Total Malaysia (Cost $28,223)					30,328
Mexico (9.3%)
Sovereign Bonds (9.3%)
	Mexico City Airport Trust	5.500%	7/31/47	3,954	3,395
[1]	Mexico City Airport Trust	5.500%	7/31/47	190	163
[1]	Petroleos Mexicanos	6.875%	10/16/25	2,150	2,129
	Petroleos Mexicanos	6.875%	8/4/26	5,957	5,701
	Petroleos Mexicanos	6.490%	1/23/27	3,816	3,551
	Petroleos Mexicanos	6.500%	3/13/27	10,787	10,025
	Petroleos Mexicanos	5.350%	2/12/28	4,750	4,053
	Petroleos Mexicanos	6.500%	1/23/29	3,675	3,277
	Petroleos Mexicanos	6.840%	1/23/30	8,059	7,192
	Petroleos Mexicanos	5.950%	1/28/31	6,920	5,792
	Petroleos Mexicanos	6.625%	6/15/35	5,114	4,199
	Petroleos Mexicanos	6.500%	6/2/41	3,410	2,638

16

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Petroleos Mexicanos	6.375%	1/23/45	3,380	2,584
Petroleos Mexicanos	6.750%	9/21/47	11,079	8,623
Petroleos Mexicanos	6.350%	2/12/48	5,980	4,568
Petroleos Mexicanos	7.690%	1/23/50	14,914	12,392
Petroleos Mexicanos	6.950%	1/28/60	7,200	5,630
United Mexican States	3.625%	3/15/22	3,073	3,191
United Mexican States	8.000%	9/24/22	1,373	1,544
United Mexican States	4.000%	10/2/23	5,426	5,891
United Mexican States	3.600%	1/30/25	4,299	4,636
[2] United Mexican States	3.900%	4/27/25	2,100	2,302
United Mexican States	4.125%	1/21/26	4,062	4,523
United Mexican States	4.150%	3/28/27	5,020	5,593
United Mexican States	3.750%	1/11/28	3,705	3,992
United Mexican States	4.500%	4/22/29	6,761	7,624
[2] United Mexican States	3.250%	4/16/30	6,375	6,549
United Mexican States	8.300%	8/15/31	1,800	2,608
[2] United Mexican States	4.750%	4/27/32	4,415	5,025
United Mexican States	7.500%	4/8/33	1,110	1,539
United Mexican States	6.750%	9/27/34	3,376	4,524
United Mexican States	6.050%	1/11/40	5,999	7,533
United Mexican States	4.750%	3/8/44	7,996	8,828
United Mexican States	5.550%	1/21/45	5,304	6,453
United Mexican States	4.600%	1/23/46	5,281	5,711
United Mexican States	4.350%	1/15/47	3,326	3,485
United Mexican States	4.600%	2/10/48	4,923	5,301
[2] United Mexican States	4.500%	1/31/50	5,200	5,576
[2] United Mexican States	5.000%	4/27/51	4,775	5,432
United Mexican States	5.750%	10/12/10	5,142	5,991
Total Mexico (Cost $206,428)				199,763
Mongolia (0.3%)
Sovereign Bonds (0.3%)
Mongolia	5.125%	12/5/22	2,509	2,572
[1] Mongolia	5.625%	5/1/23	200	208
Mongolia	8.750%	3/9/24	1,200	1,366
[1] Mongolia	5.125%	4/7/26	1,248	1,288
Total Mongolia (Cost $5,198)				5,434
Morocco (0.2%)
Sovereign Bonds (0.2%)
Kingdom of Morocco	4.250%	12/11/22	2,800	2,930
Kingdom of Morocco	5.500%	12/11/42	1,340	1,609
Total Morocco (Cost $4,299)				4,539
Mozambique (0.1%)
Sovereign Bonds (0.1%)
[2] Republic of Mozambique	5.000%	9/15/31	1,500	1,232
Total Mozambique (Cost $1,424)				1,232
Namibia (0.1%)
Sovereign Bonds (0.1%)
Republic of Namibia	5.500%	11/3/21	900	912
Republic of Namibia	5.250%	10/29/25	1,350	1,363
Total Namibia (Cost $2,261)				2,275

17

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Nigeria (0.9%)
Sovereign Bonds (0.9%)
	Federal Republic of Nigeria	6.375%	7/12/23	1,000	1,039
	Federal Republic of Nigeria	7.625%	11/21/25	1,550	1,626
[1]	Federal Republic of Nigeria	7.625%	11/21/25	400	420
	Federal Republic of Nigeria	6.500%	11/28/27	2,800	2,711
	Federal Republic of Nigeria	7.143%	2/23/30	2,600	2,508
	Federal Republic of Nigeria	8.747%	1/21/31	200	207
[1]	Federal Republic of Nigeria	8.747%	1/21/31	900	933
	Federal Republic of Nigeria	7.875%	2/16/32	3,450	3,343
[1]	Federal Republic of Nigeria	7.875%	2/16/32	300	291
[1]	Federal Republic of Nigeria	7.696%	2/23/38	1,700	1,564
	Federal Republic of Nigeria	7.696%	2/23/38	800	736
	Federal Republic of Nigeria	7.625%	11/28/47	2,300	2,096
	Federal Republic of Nigeria	9.248%	1/21/49	1,700	1,726
Total Nigeria (Cost $19,837)					19,200
Oman (1.8%)
Sovereign Bonds (1.8%)
	Oman Sovereign Sukuk SAOC	4.397%	6/1/24	3,600	3,600
[1]	Oman Sovereign Sukuk SAOC	5.932%	10/31/25	700	736
	Oman Sovereign Sukuk SAOC	5.932%	10/31/25	1,900	1,997
	Sultanate of Oman	3.875%	3/8/22	1,750	1,724
	Sultanate of Oman	4.125%	1/17/23	2,800	2,747
[1]	Sultanate of Oman	4.125%	1/17/23	650	637
	Sultanate of Oman	4.875%	2/1/25	200	192
[1]	Sultanate of Oman	4.875%	2/1/25	450	433
	Sultanate of Oman	4.750%	6/15/26	4,775	4,367
	Sultanate of Oman	5.375%	3/8/27	4,025	3,680
[1]	Sultanate of Oman	6.750%	10/28/27	2,300	2,268
	Sultanate of Oman	5.625%	1/17/28	5,000	4,560
[1]	Sultanate of Oman	6.000%	8/1/29	3,800	3,468
[1]	Sultanate of Oman	7.375%	10/28/32	1,400	1,339
	Sultanate of Oman	6.500%	3/8/47	3,915	3,159
[1]	Sultanate of Oman	6.750%	1/17/48	1,450	1,184
	Sultanate of Oman	6.750%	1/17/48	3,900	3,182
Total Oman (Cost $41,600)					39,273
Pakistan (0.4%)
Sovereign Bonds (0.4%)
	Islamic Republic of Pakistan	8.250%	4/15/24	2,150	2,237
	Islamic Republic of Pakistan	8.250%	9/30/25	1,150	1,204
[1]	Islamic Republic of Pakistan	6.875%	12/5/27	750	731
	Islamic Republic of Pakistan	6.875%	12/5/27	2,050	2,000
	Third Pakistan International Sukuk Co. Ltd.	5.625%	12/5/22	1,600	1,592
Total Pakistan (Cost $7,893)					7,764
Panama (2.2%)
Sovereign Bonds (2.2%)
[2]	Republic of Panama	4.000%	9/22/24	2,500	2,731
[2]	Republic of Panama	3.750%	3/16/25	2,609	2,850
	Republic of Panama	7.125%	1/29/26	2,025	2,557
	Republic of Panama	8.875%	9/30/27	1,995	2,853
[2]	Republic of Panama	3.875%	3/17/28	2,133	2,416

18

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Panama	9.375%	4/1/29	1,550	2,379
[2]	Republic of Panama	3.160%	1/23/30	2,900	3,161
[2]	Republic of Panama	2.252%	9/29/32	2,200	2,238
[2]	Republic of Panama	6.700%	1/26/36	3,745	5,430
[2]	Republic of Panama	4.500%	5/15/47	2,200	2,706
[2]	Republic of Panama	4.500%	4/16/50	3,200	3,936
[2]	Republic of Panama	4.300%	4/29/53	3,450	4,149
[2]	Republic of Panama	4.500%	4/1/56	4,800	5,904
[2]	Republic of Panama	3.870%	7/23/60	3,500	3,942
Total Panama (Cost $43,500)					47,252
Papua New Guinea (0.0%)
Sovereign Bonds (0.0%)
	Papua New Guinea	8.375%	10/4/28	700	688
[1]	Papua New Guinea	8.375%	10/4/28	300	293
Total Papua New Guinea (Cost $1,029)					981
Paraguay (0.6%)
Sovereign Bonds (0.6%)
	Republic of Paraguay	4.625%	1/25/23	1,672	1,773
	Republic of Paraguay	5.000%	4/15/26	1,385	1,573
	Republic of Paraguay	4.700%	3/27/27	900	1,016
[2]	Republic of Paraguay	4.950%	4/28/31	600	701
[1,2]	Republic of Paraguay	4.950%	4/28/31	1,000	1,182
	Republic of Paraguay	6.100%	8/11/44	1,700	2,195
	Republic of Paraguay	5.600%	3/13/48	1,450	1,788
[1,2]	Republic of Paraguay	5.400%	3/30/50	1,300	1,586
[2]	Republic of Paraguay	5.400%	3/30/50	400	486
Total Paraguay (Cost $11,243)					12,300
Peru (1.5%)
Sovereign Bonds (1.5%)
	Republic of Peru	7.350%	7/21/25	2,759	3,521
[2]	Republic of Peru	2.392%	1/23/26	1,925	2,023
	Republic of Peru	4.125%	8/25/27	2,047	2,376
	Republic of Peru	2.844%	6/20/30	2,054	2,238
[2]	Republic of Peru	2.783%	1/23/31	3,290	3,597
	Republic of Peru	8.750%	11/21/33	3,586	6,049
[2]	Republic of Peru	6.550%	3/14/37	2,246	3,405
	Republic of Peru	5.625%	11/18/50	4,977	7,909
Total Peru (Cost $27,800)					31,118
Philippines (2.7%)
Sovereign Bonds (2.7%)
	Republic of the Philippines	4.200%	1/21/24	3,014	3,346
[2]	Republic of the Philippines	7.500%	9/25/24	1,150	1,374
	Republic of the Philippines	10.625%	3/16/25	2,459	3,486
	Republic of the Philippines	5.500%	3/30/26	1,850	2,282
	Republic of the Philippines	3.000%	2/1/28	3,950	4,325
	Republic of the Philippines	3.750%	1/14/29	2,800	3,236
	Republic of the Philippines	9.500%	2/2/30	3,500	5,736
	Republic of the Philippines	2.457%	5/5/30	2,100	2,244
	Republic of the Philippines	7.750%	1/14/31	3,454	5,233
	Republic of the Philippines	6.375%	1/15/32	2,050	2,888

19

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of the Philippines	6.375%	10/23/34	3,635	5,257
	Republic of the Philippines	5.000%	1/13/37	2,780	3,624
	Republic of the Philippines	3.950%	1/20/40	3,550	4,162
	Republic of the Philippines	3.700%	3/1/41	3,750	4,289
	Republic of the Philippines	3.700%	2/2/42	3,920	4,478
	Republic of the Philippines	2.950%	5/5/45	2,400	2,509
Total Philippines (Cost $54,296)					58,469
Poland (0.8%)
Sovereign Bonds (0.8%)
	Republic of Poland	5.000%	3/23/22	4,869	5,192
[6]	Republic of Poland	3.000%	3/17/23	3,778	4,004
	Republic of Poland	4.000%	1/22/24	3,983	4,431
	Republic of Poland	3.250%	4/6/26	3,560	4,011
Total Poland (Cost $16,717)					17,638
Qatar (5.2%)
Sovereign Bonds (5.2%)
	SoQ Sukuk A QSC	3.241%	1/18/23	3,635	3,830
[1]	State of Qatar	4.500%	1/20/22	3,200	3,344
[1]	State of Qatar	3.875%	4/23/23	100	107
	State of Qatar	3.875%	4/23/23	6,275	6,728
	State of Qatar	3.375%	3/14/24	3,900	4,201
	State of Qatar	3.400%	4/16/25	2,200	2,412
[1]	State of Qatar	3.400%	4/16/25	1,850	2,030
	State of Qatar	3.250%	6/2/26	6,750	7,449
[1]	State of Qatar	4.500%	4/23/28	5,100	6,108
	State of Qatar	4.500%	4/23/28	600	719
	State of Qatar	4.000%	3/14/29	7,700	9,015
	State of Qatar	3.750%	4/16/30	6,550	7,599
	State of Qatar	9.750%	6/15/30	600	1,010
[1]	State of Qatar	9.750%	6/15/30	1,250	2,094
	State of Qatar	6.400%	1/20/40	728	1,124
[1]	State of Qatar	6.400%	1/20/40	925	1,420
	State of Qatar	5.750%	1/20/42	1,200	1,761
[1]	State of Qatar	5.750%	1/20/42	716	1,044
	State of Qatar	4.625%	6/2/46	3,850	5,045
	State of Qatar	5.103%	4/23/48	11,100	15,302
	State of Qatar	4.817%	3/14/49	12,000	15,990
	State of Qatar	4.400%	4/16/50	9,300	11,844
Total Qatar (Cost $99,193)					110,176
Romania (1.0%)
Sovereign Bonds (1.0%)
	Republic of Romania	6.750%	2/7/22	3,532	3,792
	Republic of Romania	4.375%	8/22/23	2,604	2,835
	Republic of Romania	4.875%	1/22/24	1,880	2,087
	Republic of Romania	3.000%	2/14/31	600	619
[1]	Republic of Romania	3.000%	2/14/31	2,600	2,685
	Republic of Romania	6.125%	1/22/44	1,970	2,637
[1]	Republic of Romania	5.125%	6/15/48	80	96
	Republic of Romania	5.125%	6/15/48	2,250	2,713
[1]	Republic of Romania	4.000%	2/14/51	3,500	3,545
Total Romania (Cost $20,199)					21,009

20

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Russia (4.7%)
Sovereign Bonds (4.7%)
	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	3,150	3,280
[1]	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	222
	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	2,100	2,332
[1]	Gazprom PJSC Via Gaz Finance plc	3.250%	2/25/30	3,600	3,587
	Rosneft Oil Co. Via Rosneft International Finance DAC	4.199%	3/6/22	3,927	4,032
	Russian Federation	4.500%	4/4/22	3,800	3,977
	Russian Federation	4.875%	9/16/23	5,800	6,350
[1]	Russian Federation	4.875%	9/16/23	250	274
	Russian Federation	4.750%	5/27/26	5,800	6,623
	Russian Federation	4.250%	6/23/27	4,800	5,390
	Russian Federation	12.750%	6/24/28	4,985	8,497
	Russian Federation	4.375%	3/21/29	6,000	6,855
[2]	Russian Federation	7.500%	3/31/30	3,191	3,675
	Russian Federation	5.100%	3/28/35	7,600	9,235
	Russian Federation	5.625%	4/4/42	5,000	6,585
	Russian Federation	5.875%	9/16/43	3,400	4,641
	Russian Federation	5.250%	6/23/47	11,600	15,203
[1]	Russian Federation	5.250%	6/23/47	1,600	2,097
	Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	2,800	2,943
	Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	3,924	4,117
Total Russia (Cost $91,395)					99,915
Saudi Arabia (8.1%)
Sovereign Bonds (8.1%)
	Kingdom of Saudi Arabia	2.875%	3/4/23	5,610	5,854
	Kingdom of Saudi Arabia	4.000%	4/17/25	6,465	7,172
[1]	Kingdom of Saudi Arabia	4.000%	4/17/25	1,750	1,941
	Kingdom of Saudi Arabia	2.900%	10/22/25	2,800	2,991
[1]	Kingdom of Saudi Arabia	2.900%	10/22/25	2,500	2,669
	Kingdom of Saudi Arabia	3.250%	10/26/26	6,800	7,408
[1]	Kingdom of Saudi Arabia	3.250%	10/26/26	3,595	3,916
	Kingdom of Saudi Arabia	2.500%	2/3/27	1,750	1,834
[1]	Kingdom of Saudi Arabia	3.625%	3/4/28	2,000	2,218
	Kingdom of Saudi Arabia	3.625%	3/4/28	7,550	8,365
	Kingdom of Saudi Arabia	4.375%	4/16/29	5,420	6,374
[1]	Kingdom of Saudi Arabia	4.375%	4/16/29	2,100	2,470
	Kingdom of Saudi Arabia	4.500%	4/17/30	3,950	4,728
[1]	Kingdom of Saudi Arabia	4.500%	4/17/30	1,750	2,094
	Kingdom of Saudi Arabia	3.250%	10/22/30	3,094	3,370
[1]	Kingdom of Saudi Arabia	2.750%	2/3/32	1,800	1,882
	Kingdom of Saudi Arabia	4.500%	10/26/46	12,200	14,452
	Kingdom of Saudi Arabia	4.625%	10/4/47	8,680	10,485
	Kingdom of Saudi Arabia	5.000%	4/17/49	6,725	8,584
	Kingdom of Saudi Arabia	5.250%	1/16/50	4,350	5,753
[1]	Kingdom of Saudi Arabia	5.250%	1/16/50	2,100	2,777
	Kingdom of Saudi Arabia	3.750%	1/21/55	5,300	5,654
	Kingdom of Saudi Arabia	4.500%	4/22/60	5,500	6,692
	KSA Sukuk Ltd.	2.894%	4/20/22	6,157	6,331
[1]	KSA Sukuk Ltd.	2.894%	4/20/22	2,000	2,057
[7]	KSA Sukuk Ltd.	3.628%	4/20/27	9,300	10,325
	KSA Sukuk Ltd.	4.303%	1/19/29	3,250	3,797

21

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
[1] KSA Sukuk Ltd.	4.303%	1/19/29	750	874
[1] KSA Sukuk Ltd.	2.969%	10/29/29	3,500	3,731
KSA Sukuk Ltd.	2.969%	10/29/29	1,028	1,097
[1] Saudi Arabian Oil Co.	2.875%	4/16/24	1,000	1,044
Saudi Arabian Oil Co.	2.875%	4/16/24	2,700	2,823
[1] Saudi Arabian Oil Co.	3.500%	4/16/29	4,200	4,607
Saudi Arabian Oil Co.	3.500%	4/16/29	2,200	2,415
[1] Saudi Arabian Oil Co.	4.250%	4/16/39	5,100	5,788
Saudi Arabian Oil Co.	4.375%	4/16/49	5,880	6,872
[1] Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	250	270
Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	2,350	2,541
Total Saudi Arabia (Cost $160,014)				174,255
Senegal (0.2%)
Sovereign Bonds (0.2%)
Republic of Senegal	6.250%	7/30/24	800	840
[2] Republic of Senegal	6.250%	5/23/33	2,500	2,540
[2] Republic of Senegal	6.750%	3/13/48	1,800	1,757
Total Senegal (Cost $5,035)				5,137
South Africa (1.7%)
Sovereign Bonds (1.7%)
Republic of South Africa	5.875%	5/30/22	1,821	1,928
Republic of South Africa	4.665%	1/17/24	2,600	2,704
Republic of South Africa	5.875%	9/16/25	3,950	4,311
Republic of South Africa	4.875%	4/14/26	2,650	2,745
Republic of South Africa	4.850%	9/27/27	2,100	2,134
Republic of South Africa	4.300%	10/12/28	3,150	3,057
Republic of South Africa	4.850%	9/30/29	4,150	4,111
Republic of South Africa	5.875%	6/22/30	2,800	2,955
Republic of South Africa	6.250%	3/8/41	1,500	1,473
Republic of South Africa	5.375%	7/24/44	1,900	1,679
Republic of South Africa	5.000%	10/12/46	1,700	1,433
Republic of South Africa	5.650%	9/27/47	2,600	2,347
Republic of South Africa	6.300%	6/22/48	1,500	1,439
Republic of South Africa	5.750%	9/30/49	5,650	5,093
Total South Africa (Cost $38,177)				37,409
Sri Lanka (0.7%)
Sovereign Bonds (0.7%)
Democratic Socialist Republic of Sri Lanka	5.750%	1/18/22	950	646
Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	1,950	1,220
[1] Democratic Socialist Republic of Sri Lanka	5.750%	4/18/23	900	521
Democratic Socialist Republic of Sri Lanka	5.750%	4/18/23	1,050	600
Democratic Socialist Republic of Sri Lanka	6.850%	3/14/24	1,900	1,081
Democratic Socialist Republic of Sri Lanka	6.350%	6/28/24	1,100	620
Democratic Socialist Republic of Sri Lanka	6.125%	6/3/25	1,600	893
Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	3,550	1,983
Democratic Socialist Republic of Sri Lanka	6.825%	7/18/26	2,050	1,122
Democratic Socialist Republic of Sri Lanka	6.200%	5/11/27	2,050	1,101
Democratic Socialist Republic of Sri Lanka	6.750%	4/18/28	2,450	1,316
Democratic Socialist Republic of Sri Lanka	7.850%	3/14/29	1,930	1,042
Democratic Socialist Republic of Sri Lanka	7.550%	3/28/30	3,550	1,912
Total Sri Lanka (Cost $24,266)				14,057

22

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Suriname (0.0%)
Sovereign Bonds (0.0%)
Republic of Suriname	9.250%	10/26/26	1,100	558
Total Suriname (Cost $1,065)				558
Tajikistan (0.0%)
Sovereign Bonds (0.0%)
[2] Republic of Tajikistan	7.125%	9/14/27	775	583
Total Tajikistan (Cost $723)				583
Trinidad & Tobago (0.2%)
Sovereign Bonds (0.2%)
[1] Republic of Trinidad & Tobago	4.375%	1/16/24	400	412
Republic of Trinidad & Tobago	4.375%	1/16/24	600	619
Republic of Trinidad & Tobago	4.500%	8/4/26	1,800	1,881
[1,2] Republic of Trinidad & Tobago	4.500%	6/26/30	1,100	1,111
Total Trinidad & Tobago (Cost $3,924)				4,023
Tunisia (0.1%)
Sovereign Bonds (0.1%)
Banque Centrale de Tunisie International Bond	5.750%	1/30/25	1,650	1,394
Total Tunisia (Cost $1,554)				1,394
Turkey (5.3%)
Sovereign Bonds (5.3%)
Hazine Mustesarligi Varlik Kiralama AS	5.800%	2/21/22	3,850	3,839
Hazine Mustesarligi Varlik Kiralama AS	5.004%	4/6/23	2,175	2,122
[8] Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	1,200	1,133
[1] Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	600	566
Republic of Turkey	5.125%	3/25/22	2,025	2,011
Republic of Turkey	6.250%	9/26/22	4,861	4,874
Republic of Turkey	3.250%	3/23/23	2,926	2,761
Republic of Turkey	7.250%	12/23/23	3,950	4,030
Republic of Turkey	5.750%	3/22/24	4,613	4,487
Republic of Turkey	6.350%	8/10/24	4,400	4,334
Republic of Turkey	5.600%	11/14/24	5,350	5,135
Republic of Turkey	7.375%	2/5/25	6,250	6,378
Republic of Turkey	4.250%	3/13/25	3,900	3,555
Republic of Turkey	6.375%	10/14/25	3,900	3,807
Republic of Turkey	4.250%	4/14/26	1,150	1,021
Republic of Turkey	4.875%	10/9/26	6,050	5,455
Republic of Turkey	6.000%	3/25/27	6,212	5,861
Republic of Turkey	5.125%	2/17/28	3,800	3,375
Republic of Turkey	6.125%	10/24/28	4,200	3,916
Republic of Turkey	7.625%	4/26/29	5,575	5,611
Republic of Turkey	11.875%	1/15/30	2,805	3,604
Republic of Turkey	5.250%	3/13/30	3,550	3,089
Republic of Turkey	8.000%	2/14/34	2,700	2,773
Republic of Turkey	6.875%	3/17/36	5,400	4,960
Republic of Turkey	7.250%	3/5/38	2,150	2,028
Republic of Turkey	6.750%	5/30/40	3,540	3,134
Republic of Turkey	6.000%	1/14/41	5,607	4,543
Republic of Turkey	4.875%	4/16/43	5,819	4,238

23

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Turkey	6.625%	2/17/45	5,950	5,104
	Republic of Turkey	5.750%	5/11/47	6,825	5,282
Total Turkey (Cost $119,429)					113,026
Ukraine (1.3%)
Sovereign Bonds (1.3%)
	Ukraine	7.750%	9/1/22	1,950	2,030
	Ukraine	7.750%	9/1/23	2,500	2,597
	Ukraine	8.994%	2/1/24	1,350	1,433
	Ukraine	7.750%	9/1/24	2,510	2,596
	Ukraine	7.750%	9/1/25	2,200	2,257
	Ukraine	7.750%	9/1/26	2,750	2,781
	Ukraine	7.750%	9/1/27	2,550	2,559
	Ukraine	9.750%	11/1/28	2,550	2,776
[1]	Ukraine	9.750%	11/1/28	450	490
[1,2]	Ukraine	7.375%	9/25/32	1,600	1,533
[2]	Ukraine	7.375%	9/25/32	4,350	4,164
	Ukraine	7.253%	3/15/33	200	188
[1]	Ukraine	7.253%	3/15/33	3,500	3,288
Total Ukraine (Cost $28,459)					28,692
United Arab Emirates (5.7%)
Sovereign Bonds (5.7%)
[2]	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/2/47	2,125	2,533
[1,2]	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/2/47	2,050	2,430
[1]	DP World plc	6.850%	7/2/37	3,340	4,160
[2]	DP World Salaam	6.000%	1/1/69	2,900	3,030
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	1,000	1,077
	Dubai DOF Sukuk Ltd.	2.763%	9/9/30	1,800	1,795
	Emirate of Abu Dhabi	2.500%	10/11/22	5,250	5,430
[1]	Emirate of Abu Dhabi	0.750%	9/2/23	3,600	3,593
[1]	Emirate of Abu Dhabi	2.125%	9/30/24	4,500	4,704
	Emirate of Abu Dhabi	2.125%	9/30/24	1,050	1,096
	Emirate of Abu Dhabi	2.500%	4/16/25	6,700	7,105
[1]	Emirate of Abu Dhabi	2.500%	4/16/25	300	318
[1]	Emirate of Abu Dhabi	3.125%	5/3/26	450	495
	Emirate of Abu Dhabi	3.125%	5/3/26	4,707	5,176
[1]	Emirate of Abu Dhabi	3.125%	10/11/27	300	333
	Emirate of Abu Dhabi	3.125%	10/11/27	7,050	7,838
[1]	Emirate of Abu Dhabi	2.500%	9/30/29	3,790	4,025
	Emirate of Abu Dhabi	2.500%	9/30/29	2,000	2,128
	Emirate of Abu Dhabi	3.125%	4/16/30	2,700	3,006
[1]	Emirate of Abu Dhabi	3.125%	4/16/30	3,150	3,507
	Emirate of Abu Dhabi	1.700%	3/2/31	450	444
[1]	Emirate of Abu Dhabi	1.700%	3/2/31	2,400	2,365
	Emirate of Abu Dhabi	4.125%	10/11/47	5,500	6,751
	Emirate of Abu Dhabi	3.125%	9/30/49	7,500	7,896
	Emirate of Abu Dhabi	3.875%	4/16/50	7,500	8,902
[1]	Emirate of Abu Dhabi	2.700%	9/2/70	2,800	2,539
	Emirate of Dubai	3.875%	1/30/23	1,600	1,679
	Emirate of Dubai	5.250%	1/30/43	1,000	1,138
	Emirate of Dubai	3.900%	9/9/50	1,900	1,771
[1]	Emirate of Sharjah	4.000%	7/28/50	1,750	1,736
[1]	MDGH - GMTN BV	5.500%	3/1/22	2,510	2,673

24

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
[1] MDGH - GMTN BV	3.700%	11/7/49	2,600	2,835
MDGH - GMTN BV	3.950%	5/21/50	4,400	5,061
RAK Capital	3.094%	3/31/25	1,600	1,693
Sharjah Sukuk Ltd.	3.764%	9/17/24	800	857
Sharjah Sukuk Programme Ltd.	3.854%	4/3/26	2,600	2,811
Sharjah Sukuk Programme Ltd.	2.942%	6/10/27	2,000	2,059
Sharjah Sukuk Programme Ltd.	4.226%	3/14/28	2,300	2,552
Sharjah Sukuk Programme Ltd.	3.234%	10/23/29	1,300	1,350
Total United Arab Emirates (Cost $115,967)				120,891
Uruguay (1.6%)
Sovereign Bonds (1.6%)
[2] Oriental Republic of Uruguay	4.500%	8/14/24	1,889	2,066
[2] Oriental Republic of Uruguay	4.375%	10/27/27	2,984	3,488
[2] Oriental Republic of Uruguay	4.375%	1/23/31	3,773	4,556
Oriental Republic of Uruguay	7.875%	1/15/33	1,496	2,319
[2] Oriental Republic of Uruguay	7.625%	3/21/36	1,865	2,916
[2] Oriental Republic of Uruguay	4.125%	11/20/45	1,505	1,800
[2] Oriental Republic of Uruguay	5.100%	6/18/50	7,125	9,519
[2] Oriental Republic of Uruguay	4.975%	4/20/55	5,230	6,917
Total Uruguay (Cost $28,770)				33,581
Uzbekistan (0.1%)
Sovereign Bonds (0.1%)
Republic of Uzbekistan	4.750%	2/20/24	1,145	1,198
Republic of Uzbekistan	5.375%	2/20/29	975	1,075
Total Uzbekistan (Cost $2,167)				2,273
Vietnam (0.1%)
Sovereign Bonds (0.1%)
Socialist Republic of Vietnam	4.800%	11/19/24	1,800	2,011
Total Vietnam (Cost $1,842)				2,011
Zambia (0.1%)
Sovereign Bonds (0.1%)
Republic of Zambia	5.375%	9/20/22	1,350	580
Republic of Zambia	8.500%	4/14/24	1,800	784
Republic of Zambia	8.970%	7/30/27	2,325	991
Total Zambia (Cost $4,612)				2,355

25

Emerging Markets Government Bond Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[9] Vanguard Market Liquidity Fund	0.112%	128,919	12,892
Total Temporary Cash Investments (Cost $12,892)			12,892
Total Investments (99.3%) (Cost $2,102,035)			2,122,630
Other Assets and Liabilities—Net (0.7%)			16,027
Net Assets (100%)			2,138,657

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate value of these securities was $232,371,000, representing 10.9% of net assets.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Guaranteed by the Republic of Azerbaijan.
4	Guaranteed by the Republic of Indonesia.
5	Non-income-producing security—security in default.
6	Securities with a value of $36,000 have been segregated as initial margin for open futures contracts.
7	Guaranteed by the Kingdom of Saudi Arabia.
8	Guaranteed by the Republic of Turkey.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2020	24	3,775	1
2-Year U.S. Treasury Note	December 2020	13	2,871	—
30-Year U.S. Treasury Bond	December 2020	8	1,380	—
Ultra Long U.S. Treasury Bond	December 2020	5	1,075	—
5-Year U.S. Treasury Note	December 2020	3	377	—
				1

Short Futures Contracts
10-Year U.S. Treasury Note	December 2020	(26)	(3,594)	7
				8

See accompanying Notes, which are an integral part of the Financial Statements.

26

Emerging Markets Government Bond Index Fund

Statement of Assets and Liabilities

As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,089,143)	2,109,738
Affiliated Issuers (Cost $12,892)	12,892
Total Investments in Securities	2,122,630
Investment in Vanguard	88
Cash Collateral Pledged—Futures Contracts	20
Receivables for Investment Securities Sold	38,012
Receivables for Accrued Income	22,207
Receivables for Capital Shares Issued	456
Variation Margin Receivable—Futures Contracts	30
Total Assets	2,183,443
Liabilities
Due to Custodian	164
Payables for Investment Securities Purchased	19,922
Payables for Capital Shares Redeemed	24,250
Payables for Distributions	138
Payables to Vanguard	268
Variation Margin Payable—Futures Contracts	44
Total Liabilities	44,786
Net Assets	2,138,657

At October 31, 2020, net assets consisted of:

Paid-in Capital	2,184,667
Total Distributable Earnings (Loss)	(46,010)
Net Assets	2,138,657

ETF Shares—Net Assets
Applicable to 23,756,269 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,853,322
Net Asset Value Per Share—ETF Shares	$78.01

Admiral Shares—Net Assets
Applicable to 12,405,038 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	242,869
Net Asset Value Per Share—Admiral Shares	$19.58

27

Emerging Markets Government Bond Index Fund

Statement of Assets and Liabilities (continued)

($000s, except shares and per-share amounts)	Amount
Institutional Shares—Net Assets
Applicable to 1,352,283 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	42,466
Net Asset Value Per Share—Institutional Shares	$31.40

See accompanying Notes, which are an integral part of the Financial Statements.

28

Emerging Markets Government Bond Index Fund

Statement of Operations

Year Ended
October 31, 2020
($000)
Investment Income
Income
Interest[1]	95,766
Total Income	95,766
Expenses
The Vanguard Group—Note B
Investment Advisory Services	53
Management and Administrative—ETF Shares	3,849
Management and Administrative—Admiral Shares	646
Management and Administrative—Institutional Shares	111
Marketing and Distribution—ETF Shares	89
Marketing and Distribution—Admiral Shares	18
Marketing and Distribution—Institutional Shares	2
Custodian Fees	40
Auditing Fees	46
Shareholders’ Reports—ETF Shares	113
Shareholders’ Reports—Admiral Shares	8
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	4,976
Net Investment Income	90,790
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(68,407)
Futures Contracts	(10)
Realized Net Gain (Loss)	(68,417)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(23,562)
Futures Contracts	(47)
Change in Unrealized Appreciation (Depreciation)	(23,609)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,236)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $77,000, $12,000, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $679,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,790	74,770
Realized Net Gain (Loss)	(68,417)	6,368
Change in Unrealized Appreciation (Depreciation)	(23,609)	109,704
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,236)	190,842
Distributions[1]
Investor Shares	—	(224)
ETF Shares	(75,818)	(58,791)
Admiral Shares	(12,469)	(12,340)
Institutional Shares	(2,266)	(1,568)
Total Distributions	(90,553)	(72,923)
Capital Share Transactions
Investor Shares	—	(10,529)
ETF Shares	394,929	409,733
Admiral Shares	(18,654)	(3,148)
Institutional Shares	(7,227)	29,042
Net Increase (Decrease) from Capital Share Transactions	369,048	425,098
Total Increase (Decrease)	277,259	543,017
Net Assets
Beginning of Period	1,861,398	1,318,381
End of Period	2,138,657	1,861,398

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding		Year Ended October 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$80.38	$74.27	$80.73	$80.11	$75.81
Investment Operations
Net Investment Income	3.551[1]	3.738[1]	3.411[1]	3.713[1]	3.753
Net Realized and Unrealized Gain (Loss) on Investments[2]	(2.322)	6.044	(6.445)	.589	4.228
Total from Investment Operations	1.229	9.782	(3.034)	4.302	7.981
Distributions
Dividends from Net Investment Income	(3.599)	(3.672)	(3.426)	(3.682)	(3.681)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.599)	(3.672)	(3.426)	(3.682)	(3.681)
Net Asset Value, End of Period	$78.01	$80.38	$74.27	$80.73	$80.11

Total Return	1.65%	13.47%	-3.84%	5.56%	10.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,853	$1,538	$1,033	$1,002	$874
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.30%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	4.55%	4.79%	4.42%	4.67%	4.89%
Portfolio Turnover Rate[3]	21%	48%	25%	19%	24%

1	Calculated based on average shares outstanding.

2	Includes increases from purchase fees of $.00, $.00, $.04, $.07, and $.04.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding		Year Ended October 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.16	$18.63	$20.24	$20.09	$19.00
Investment Operations
Net Investment Income	.897[1]	.939[1]	.858[1]	.934[1]	.941
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.586)	1.521	(1.613)	.150	1.076
Total from Investment Operations	.311	2.460	(.755)	1.084	2.017
Distributions
Dividends from Net Investment Income	(.891)	(.930)	(.855)	(.934)	(.927)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.891)	(.930)	(.855)	(.934)	(.927)
Net Asset Value, End of Period	$19.58	$20.16	$18.63	$20.24	$20.09

Total Return[3]	1.66%	13.46%	-3.80%	5.57%	10.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$243	$273	$256	$288	$191
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.30%	0.32%	0.32%
Ratio of Net Investment Income to Average Net Assets	4.57%	4.79%	4.42%	4.67%	4.89%
Portfolio Turnover Rate[4]	21%	48%	25%	19%	24%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.01, $.02, and $.01.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$32.33	$29.88	$32.47	$32.24	$30.50
Investment Operations
Net Investment Income	1.443[1]	1.522[1]	1.380[1]	1.508[1]	1.521
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.938)	2.425	(2.596)	.238	1.715
Total from Investment Operations	.505	3.947	(1.216)	1.746	3.236
Distributions
Dividends from Net Investment Income	(1.435)	(1.497)	(1.374)	(1.516)	(1.496)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.435)	(1.497)	(1.374)	(1.516)	(1.496)
Net Asset Value, End of Period	$31.40	$32.33	$29.88	$32.47	$32.24

Total Return[3]	1.68%	13.46%	-3.82%	5.59%	10.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$42	$51	$19	$20	$21
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to Average Net Assets	4.59%	4.81%	4.43%	4.70%	4.92%
Portfolio Turnover Rate[4]	21%	48%	25%	19%	24%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.02, $.03, and $.02.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

34

Emerging Markets Government Bond Index Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

35

Emerging Markets Government Bond Index Fund

For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $88,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

36

Emerging Markets Government Bond Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Sovereign Bonds	—	2,109,738	—	2,109,738
Temporary Cash Investments	12,892	—	—	12,892
Total	12,892	2,109,738	—	2,122,630
Derivative Financial Instruments
Assets
Futures Contracts[1]	30	—	—	30
Liabilities
Futures Contracts[1]	44	—	—	44

1 Represents variation margin on the last day of the reporting period.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	679
Total Distributable Earnings (Loss)	(679)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	6,326
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(72,605)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	20,407

37

Emerging Markets Government Bond Index Fund

The tax character of distributions paid was as follows:

	Year Ended October 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	90,553	72,923
Long-Term Capital Gains	—	—
Total	90,553	72,923

*Includes short-term capital gains, if any.

As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,102,223
Gross Unrealized Appreciation	114,766
Gross Unrealized Depreciation	(94,359)
Net Unrealized Appreciation (Depreciation)	20,407

E. During the year ended October 31, 2020, the fund purchased $1,041,103,000 of investment securities and sold $746,099,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $29,746,000 and $32,474,000, respectively. Total purchases and sales include $662,291,000 and $298,204,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

38

Emerging Markets Government Bond Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	—	—	1,019	106
Issued in Lieu of Cash Distributions	—	—	207	22
Redeemed[2]	—	—	(11,755)	(1,203)
Net Increase (Decrease)—Investor Shares	—	—	(10,529)	(1,075)
ETF Shares
Issued[1]	699,150	8,720	417,149	5,319
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(304,221)	(4,100)	(7,416)	(100)
Net Increase (Decrease)—ETF Shares	394,929	4,620	409,733	5,219
Admiral Shares
Issued[1,2]	72,508	3,636	63,817	3,263
Issued in Lieu of Cash Distributions	10,430	535	10,121	516
Redeemed	(101,592)	(5,297)	(77,086)	(3,967)
Net Increase (Decrease)—Admiral Shares	(18,654)	(1,126)	(3,148)	(188)
Institutional Shares
Issued[1]	12,179	432	28,354	892
Issued in Lieu of Cash Distributions	2,233	71	1,568	50
Redeemed	(21,639)	(714)	(880)	(27)
Net Increase (Decrease)—Institutional Shares	(7,227)	(211)	29,042	915

1	Includes purchase fees for fiscal 2020 and 2019 of $662,000 and $532,000, respectively (fund totals).
2	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 981,000 and 490,000 shares, respectively, in the amount of $9,638,000 from the conversion during the year ended October 31, 2019.

G. Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Emerging Markets Government Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Government Bond Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 15, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

40

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays USD Emerging Markets Government RIC Capped Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Emerging Markets Government Bond Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Emerging Markets Government Bond Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Emerging Markets Government Bond Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Emerging Markets Government Bond Index Fund or the owners of the Emerging Markets Government Bond Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Emerging Markets Government Bond Index Fund. Investors acquire the Emerging Markets Government Bond Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Emerging Markets Government Bond Index Fund. The Emerging Markets Government Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Emerging Markets Government Bond Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Emerging Markets Government Bond Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Emerging Markets Government Bond Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Emerging Markets Government Bond Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Emerging Markets Government Bond Index Fund.

41

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Emerging Markets Government Bond Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Emerging Markets Government Bond Index Fund, investors or other third parties.

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Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

42

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–

present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q11200 122020

Annual Report | October 31, 2020

Vanguard Global Minimum Volatility Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	5

Performance Summary	7

Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

• Vanguard Global Minimum Volatility Fund returned –9.22% for Investor Shares and –9.18% for Admiral Shares for the 12 months ended October 31, 2020, underperforming its benchmark, the FTSE Global All Cap Index (USD Hedged).

• The fiscal year was marked by the global spread of COVID-19. After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued throughout much of the rest of the period.

• Our positions in low-volatility stocks trailed during the rebound. As stock correlations rose during the market downturn, defensive sectors such as utilities and consumer staples sold off, and they have been relatively flat since.

• Aided by an underweight to energy and positions in emerging markets and the Middle East. The fund’s weekly volatility averaged slightly less than that of its benchmark.

• The fund regularly uses derivatives to hedge portfolio risks. On balance, the fund’s holdings of forward currency contracts and equity index futures contracts contributed to performance.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15

CPI
Consumer Price Index	1.18%	1.82%	1.83%

1

Advisor’s Report

For the 12 months ended October 31, 2020, Vanguard Global Minimum Volatility Fund returned –9.22% for Investor Shares and –9.18% for Admiral Shares, with an annualized weekly volatility of 26.66%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 4.66%, with an annualized weekly volatility of 27.54%. (To determine annualized weekly volatility, we calculate the standard deviation of weekly returns and multiply it by the square root of 52, the number of weeks in a year.)

Investment objective

Our objective is to create a portfolio that has broad equity exposure with less volatility than that of the global equity market. Though our positions in low-volatility stocks did not deliver as much downside protection as they have in the past, the fund’s weekly volatility still averaged about 3% less than that of its benchmark.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than that of the broad global market. Thus, when the broad global equity market is experiencing periods of low volatility, you should expect this fund’s volatility to be much closer to that of its benchmark.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may hold up better than the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

We think a reasonable comparative performance measure for the fund over the long term is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of weekly returns. Since inception, the risk-adjusted return was about 0.70, compared with 0.65 for the benchmark.

Investment strategy

In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yield, size, volatility, and liquidity. In addition, our process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach allows us to make appropriate risk/diversification trade-offs without relying solely on volatility estimates.

2

We also consider the effect of currency exposure. We recognize that owning companies in foreign markets involves the risk of movements in exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s home currency will tend to overweight exposures to that currency.

We aim to avoid currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. We use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe this process can further reduce the overall volatility of the portfolio in the long run.

Finally, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to lower overall volatility. Drawing from about 7,700 stocks in the FTSE index, we construct a portfolio of about 300 to 400 stocks.

The benefits of our strategy become even clearer when you remove some of the noise caused by short-term reversals in daily and weekly returns, which can increase volatility levels, and focus on monthly returns. Since inception, the fund has delivered about a 19% reduction in the annualized volatility of monthly returns relative to its benchmark.

The investment environment

Global stocks declined early in 2020 but rebounded in March. For the 12 months, the FTSE Global All Cap Index (unhedged) returned 4.69%. The U.S. stock market returned 9.71%, as measured by the Standard & Poor’s 500 Index, outperforming emerging markets and especially developed markets outside the United States. Large-capitalization stocks beat mid- and small-caps, and growth stocks outpaced value.

Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets. As they rebounded after the March sell-off, most of the buying volume occurred in higher-volatility areas such as distressed securities and mega-cap technology companies.

Global bond yields ended significantly lower—and bond prices higher—amid unprecedented action from policymakers and the dimmer outlook for economic activity. Investment-grade U.S. bonds, as measured by the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, returned 6.31% and outpaced their counterparts abroad.

The fund’s successes and shortfalls

Our portfolio is designed to deliver equity-like returns with lower market volatility. While the fund has delivered on this objective over the long term, it did not

3

provide significant downside protection during the period because of the highly unusual market environment.

As stock correlations rose during the sell-off, defensive sectors such as utilities and consumer staples sold off with the rest of the market and remained relatively flat through October 31. Large-cap, low-volatility stocks trailed during the rebound, but the largest detractors were our positions in mid- and small-cap, low-volatility stocks.

At the sector level, our selection in information technology stocks, in particular software firms and technology hardware and storage companies, detracted the most. Our selection in financials and health care also lagged significantly. An underweight to energy, in particular oil and gas companies, aided performance and helped lower volatility.

Regionally, our positions in North America, which account for more than 50% of the fund’s holdings, hurt relative returns the most. Positions in emerging markets and the Middle East helped reduce volatility.

We remain convinced in the fund’s ability to deliver a strong risk/return profile over the long term. Despite the challenging environment since the pandemic, the fund continued to deliver a small volatility discount to the market. This discount has been better over the long term—15% over the last three years and 19% since the fund’s inception.

We expect our approach to portfolio construction to pay off in reduced volatility over the long run and expect the fund to rebound once normal market liquidity and long-term investor confidence are restored. We will continue to focus patiently on its long-term risk-adjusted returns.

Portfolio Manager:

Antonio Picca

Vanguard Quantitative Equity Group

November 18, 2020

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Six Months Ended October 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	4/30/2020	10/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,033.17	$1.07
Admiral™ Shares	1,000.00	1,033.14	0.72
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.08	$1.07
Admiral Shares	1,000.00	1,024.43	0.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.14% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

6

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 12, 2013, Through October 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/12/2013)	Investment
Global Minimum Volatility Fund Investor Shares	-9.22%	5.63%	7.58%	$16,533
FTSE Global All Cap Index (USD Hedged)	4.66	8.78	8.76	17,823

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(12/12/2013)	Investment
Global Minimum Volatility Fund Admiral Shares	-9.18%	5.72%	7.66%	$83,098
FTSE Global All Cap Index (USD Hedged)	4.66	8.78	8.76	89,115

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

7

Global Minimum Volatility Fund

Fund Allocation

As of October 31, 2020

Communication Services	13.1%
Consumer Discretionary	9.8
Consumer Staples	12.2
Energy	0.1
Financials	8.5
Health Care	16.4
Industrials	9.6
Information Technology	18.1
Materials	4.9
Real Estate	1.1
Utilities	6.2

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard ("GICS"), except for the "Other" category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

8

Global Minimum Volatility Fund

Financial Statements

Schedule of Investments

As of October 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)
Australia (4.0%)
	Wesfarmers Ltd.	1,293,621	41,874
	Woolworths Group Ltd.	1,082,125	29,110
	Sonic Healthcare Ltd.	828,117	20,283
	Coles Group Ltd.	1,488,555	18,595
	AGL Energy Ltd.	659,672	5,782
	Commonwealth Bank of Australia	101,259	4,916
	ASX Ltd.	76,822	4,302
	Newcrest Mining Ltd.	32,193	668
	BWP Trust	222,026	626
			126,156
Belgium (0.3%)
	Etablissements Franz Colruyt	137,878	8,156
	Elia Group SA	11,876	1,149
	Sofina SA	4,201	1,092
			10,397
Brazil (0.4%)
	Telefonica Brasil SA ADR 1,588,519		11,691

Canada (3.4%)
^	Emera Inc.	426,915	17,031
	BCE Inc.	375,928	15,107
^	Shaw Communications Inc. Class B	696,579	11,476
	Franco-Nevada Corp.	81,181	11,065
	TELUS Corp.	622,765	10,648
	Intact Financial Corp.	73,870	7,630
	Royal Bank of Canada	100,621	7,036
	Metro Inc.	116,208	5,421
	George Weston Ltd.	69,311	4,861
	Agnico Eagle Mines Ltd.	56,977	4,511
	Dollarama Inc.	121,740	4,192
	Loblaw Cos. Ltd.	76,082	3,787
	Fortis Inc.	36,359	1,436
[1]	Hydro One Ltd.	44,707	977
	WSP Global Inc.	11,914	754
			105,932
Chile (0.1%)
	Enel Americas SA ADR	531,771	3,456
	Banco Santander Chile ADR	53,157	738
			4,194
China (7.2%)
*	Alibaba Group Holding Ltd. ADR	173,389	52,830
	ZTO Express Cayman Inc. ADR	1,428,056	41,385
*	JD.com Inc. ADR	370,445	30,199
	China Mobile Ltd. ADR	979,712	30,107
	NetEase Inc. ADR	292,485	25,385
*	Tencent Music Entertainment Group ADR	1,627,454	24,216
*	TAL Education Group ADR	194,154	12,903
*	China Biologic Products Holdings Inc.	86,750	10,081
*	Baidu Inc. ADR	15,128	2,013
			229,119
Denmark (0.9%)
	Coloplast A/S Class B	88,255	12,906
	Novo Nordisk A/S Class B	137,139	8,745
	Tryg A/S	101,509	2,817
[1]	Orsted A/S	14,194	2,253
	Chr Hansen Holding A/S	18,965	1,914
			28,635
Finland (0.6%)
	Kone Oyj Class B	203,261	16,182
	Elisa Oyj	82,626	4,063
			20,245
Germany (0.2%)
*	Fielmann AG	35,351	2,678
*	Qiagen NV	53,496	2,540
	Knorr-Bremse AG	16,437	1,904
			7,122
Hong Kong (1.8%)
	CLP Holdings Ltd.	2,527,850	23,293
	Power Assets Holdings Ltd.	2,706,000	13,935

9

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Hang Seng Bank Ltd.	796,100	12,265
Want Want China Holdings Ltd.	2,935,000	1,944
Jardine Matheson Holdings Ltd.	35,000	1,551
Chow Tai Fook Jewellery Group Ltd.	1,131,200	1,446
MTR Corp. Ltd.	159,500	790
CK Infrastructure Holdings Ltd.	136,500	644
		55,868
India (1.5%)
Infosys Ltd. ADR	1,545,169	22,050
Dr Reddy’s Laboratories Ltd. ADR	232,974	15,099
* ICICI Bank Ltd. ADR	849,861	8,966
		46,115
Ireland (0.1%)
Kerry Group plc Class A	37,465	4,485

Israel (0.3%)
* Bank Hapoalim BM	950,870	5,551
Bank Leumi Le-Israel BM	502,855	2,370
		7,921
Italy (0.5%)
Assicurazioni Generali SPA	818,762	10,983
Hera SPA	543,844	1,708
UnipolSai Assicurazioni SPA	656,555	1,525
		14,216
Japan (11.9%)
Japan Tobacco Inc.	2,349,500	44,234
Chugai Pharmaceutical Co. Ltd.	880,800	33,999
SoftBank Corp.	1,939,500	22,571
Yamada Holdings Co. Ltd.	4,179,600	20,379
FUJIFILM Holdings Corp.	311,900	15,905
Pan Pacific International Holdings Corp.	699,000	14,832
Canon Inc.	804,000	13,995
SG Holdings Co. Ltd.	490,900	11,841
Secom Co. Ltd.	131,500	11,109
Toyo Suisan Kaisha Ltd.	203,300	10,117
Sawai Pharmaceutical Co. Ltd.	168,600	8,126
Kagome Co. Ltd.	221,000	7,570
Sysmex Corp.	72,800	6,838
Nitori Holdings Co. Ltd.	33,200	6,824
Chugoku Electric Power Co. Inc.	530,500	6,665
Daikin Industries Ltd.	34,600	6,475
ITOCHU Corp.	268,000	6,437
Ajinomoto Co. Inc.	310,100	6,230
ABC-Mart Inc.	106,400	5,397
^ Skylark Holdings Co. Ltd.	363,500	5,184
Kintetsu Group Holdings Co. Ltd.	121,500	4,855
Odakyu Electric Railway Co. Ltd.	195,100	4,708
Kyocera Corp.	85,200	4,692
KDDI Corp.	167,800	4,540
Japan Post Bank Co. Ltd.	567,000	4,522
Shimano Inc.	19,100	4,368
East Japan Railway Co.	80,100	4,189
Japan Exchange Group Inc.	171,400	4,184
Square Enix Holdings Co. Ltd.	67,700	3,934
Nissin Foods Holdings Co. Ltd.	45,200	3,914
Nippon Telegraph & Telephone Corp.	183,900	3,868
Oracle Corp. Japan	38,200	3,818
Chubu Electric Power Co. Inc.	320,700	3,592
Calbee Inc.	104,300	3,200
Keio Corp.	54,000	3,138
Capcom Co. Ltd.	54,900	3,003
Tokyo Gas Co. Ltd.	127,200	2,882
Mitsubishi Materials Corp.	155,900	2,861
Toho Gas Co. Ltd.	53,000	2,736
Toho Co. Ltd.	66,900	2,649
Trend Micro Inc.	46,600	2,610
Asahi Intecc Co. Ltd.	83,600	2,591
Nagoya Railroad Co. Ltd.	93,000	2,479
Ezaki Glico Co. Ltd.	55,400	2,298
Hoshizaki Corp.	28,300	2,260
Terumo Corp.	56,100	2,065
MS&AD Insurance Group Holdings Inc.	74,000	2,025
MOS Food Services Inc.	60,500	1,650
Unicharm Corp.	33,100	1,532
Lion Corp.	73,800	1,505
West Japan Railway Co.	33,700	1,446
Obic Co. Ltd.	8,000	1,416
Osaka Gas Co. Ltd.	74,000	1,405
KYORIN Holdings Inc.	68,600	1,241
MediPal Holdings Corp.	60,600	1,080
Kyowa Kirin Co. Ltd.	43,000	1,068
Kewpie Corp.	46,300	948
Suzuken Co. Ltd.	24,500	884
Tokyu Corp.	70,400	835
Koei Tecmo Holdings Co. Ltd.	16,400	801

10

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Lawson Inc.	17,400	799
	Keihan Holdings Co. Ltd.	19,900	756
	Nippon Shinyaku Co. Ltd.	8,800	629
			374,704
	Netherlands (0.0%)
	Koninklijke Vopak NV	24,772	1,287

	New Zealand (0.2%)
	Fisher & Paykel Healthcare Corp. Ltd.	217,213	5,025

	Norway (0.4%)
	Orkla ASA	1,356,340	12,804

	Poland (0.1%)
*	Powszechny Zaklad Ubezpieczen SA	372,979	2,038
*	Powszechna Kasa Oszczednosci Bank Polski SA	279,275	1,340
*	Bank Polska Kasa Opieki SA	87,920	941
			4,319
	Russia (0.3%)
	Sberbank of Russia PJSC ADR	791,635	7,997
	Polyus PJSC GDR	18,594	1,829
			9,826
	Singapore (0.6%)
	Oversea-Chinese
	Banking Corp. Ltd.	1,943,548	11,987
	Singapore Exchange Ltd.	570,200	3,617
	United Overseas Bank Ltd.	240,900	3,347
	Singapore Technologies Engineering Ltd.	241,500	617
			19,568
	South Korea (1.9%)
	Korea Zinc Co. Ltd.	50,052	16,928
	KT&G Corp.	235,748	16,833
*,1	Netmarble Corp.	67,849	7,049
	Samsung Electronics Co. Ltd.	137,365	6,905
	SK Telecom Co. Ltd.	27,516	5,218
	Samsung Electronics Co. Ltd. Preference Shares	57,101	2,540
	Yuhan Corp.	43,185	2,273
	Maeil Dairies Co. Ltd.	32,805	1,926
*	CJ Logistics Corp.	5,983	844
			60,516
	Spain (0.7%)
*	Ferrovial SA	416,679	9,024
*	Iberdrola SA	415,155	4,902
*,1	Aena SME SA	26,948	3,631
	Endesa SA	115,800	3,107
	Red Electrica Corp. SA	57,686	1,016
			21,680
	Sweden (0.2%)
	ICA Gruppen AB	110,632	5,237

	Switzerland (3.4%)
	Swisscom AG	78,142	39,743
	Kuehne & Nagel International AG	53,321	10,657
	Schindler Holding AG	39,059	10,006
	Geberit AG	16,853	9,592
	Roche Holding AG	22,360	7,185
	Nestle SA	50,386	5,667
	Givaudan SA	1,325	5,403
	Roche Holding AG (Bearer)	11,222	3,616
	Chocoladefabriken Lindt & Spruengli AG	444	3,520
	Baloise Holding AG	22,037	3,014
	EMS-Chemie Holding AG	2,557	2,249
	Allreal Holding AG	9,242	1,958
	Banque Cantonale Vaudoise	13,949	1,352
	Novartis AG	16,173	1,260
[1]	Galenica AG	19,891	1,254
*	SIG Combibloc Group AG	49,850	1,025
	Stadler Rail AG	16,644	662
			108,163
	Taiwan (1.8%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd. ADR	630,997	52,922
	Chunghwa Telecom Co. Ltd. ADR	142,247	5,374
			58,296
	United Kingdom (3.6%)
	GlaxoSmithKline plc	1,757,826	29,353
	Halma plc	441,797	13,558
	Wm Morrison Supermarkets plc	4,976,066	10,504
	National Grid plc	820,503	9,760
	Admiral Group plc	264,087	9,408
*	Rightmove plc	1,081,767	8,658
	Polymetal International plc	282,111	5,996
	B&M European Value Retail SA	909,469	5,708
	Tate & Lyle plc	711,276	5,483
	Smith & Nephew plc	301,945	5,243
	Sage Group plc	522,131	4,296
	Reckitt Benckiser Group plc	37,979	3,345

11

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Smiths Group plc	94,738	1,632
	DCC plc	13,033	847
			113,791
United States (53.0%)
Communication Services (5.4%)
	Verizon Communications Inc.	845,578	48,189
	Activision Blizzard Inc.	524,295	39,705
*	Liberty Broadband Corp.	186,381	26,412
*	Electronic Arts Inc.	206,223	24,712
*	Alphabet Inc. Class C	7,763	12,584
	Cable One Inc.	5,406	9,362
	Telekomunikasi Indonesia Persero Tbk PT ADR	245,736	4,200
*	Yandex NV Class A	59,043	3,399
	America Movil SAB de CV ADR	111,309	1,327
	John Wiley & Sons Inc. Class A	19,924	617
			170,507
Consumer Discretionary (3.1%)
	Dollar General Corp.	251,418	52,474
	Service Corp. International	373,245	17,285
	Yum China Holdings Inc.	187,880	10,001
*	Amazon.com Inc.	3,083	9,360
*	Murphy USA Inc.	40,333	4,932
	Pool Corp.	6,216	2,175
	Graham Holdings Co. Class B	2,963	1,127
			97,354
Consumer Staples (5.1%)
[2]	Walmart Inc.	384,885	53,403
[2]	Clorox Co.	112,867	23,392
[2]	Hormel Foods Corp.	411,921	20,056
	Church & Dwight Co. Inc.	200,621	17,733
	Colgate-Palmolive Co.	176,445	13,920
	Flowers Foods Inc.	381,799	9,003
	Lancaster Colony Corp.	30,625	5,088
	Kimberly-Clark Corp.	34,755	4,608
	Fomento Economico Mexicano SAB de CV ADR	71,884	3,865
	Costco Wholesale Corp.	8,267	2,957
	Procter & Gamble Co.	18,238	2,500
	WD-40 Co.	9,565	2,328
	Vector Group Ltd.	151,140	1,389
			160,242
Financials (4.4%)
	Brown & Brown Inc.	658,622	28,657
	White Mountains Insurance Group Ltd.	18,715	16,999
	Arthur J Gallagher & Co.	108,771	11,281
	Washington Federal Inc.	511,691	10,894
	RenaissanceRe Holdings Ltd.	64,812	10,481
	Intercontinental Exchange Inc.	101,131	9,547
	First Republic Bank	64,243	8,104
	Progressive Corp.	76,006	6,985
	Commerce Bancshares Inc.	90,138	5,611
	Capitol Federal Financial Inc.	455,900	5,234
	Houlihan Lokey Inc. Class A	77,597	4,865
	Hanover Insurance Group Inc.	46,655	4,463
	MarketAxess Holdings Inc.	6,064	3,267
	Bank of Hawaii Corp.	52,132	3,161
	W R Berkley Corp.	49,689	2,987
	TFS Financial Corp.	185,083	2,908
	Morningstar Inc.	5,049	961
	Marsh & McLennan Cos. Inc.	7,371	763
	Northwest Bancshares Inc.	68,948	736
	First Financial Bankshares Inc.	23,617	704
	Community Bank System Inc.	11,131	645
			139,253
Health Care (10.5%)
	Chemed Corp.	112,866	53,986
[2]	Johnson & Johnson	363,571	49,849
[2]	Merck & Co. Inc.	644,826	48,497
	Amgen Inc.	223,443	48,474
[2]	Gilead Sciences Inc.	694,426	40,381
*	Vertex Pharmaceuticals Inc.	117,240	24,428
	Quest Diagnostics Inc.	106,506	13,009
	Baxter International Inc.	129,897	10,076
	AbbVie Inc.	110,377	9,393
*	Vir Biotechnology Inc.	271,171	8,526
	Becton Dickinson and Co.	29,070	6,719
*	Incyte Corp.	64,497	5,588
	Premier Inc. Class A	146,648	4,800
	AmerisourceBergen Corp. Class A	27,233	2,616
*	Regeneron Pharmaceuticals Inc.	4,050	2,201
*	HMS Holdings Corp.	76,551	2,038
*	United Therapeutics Corp.	13,197	1,771
			332,352
Industrials (4.2%)
	Republic Services Inc. Class A	484,392	42,709
	CH Robinson Worldwide Inc.	426,039	37,675
	Waste Management Inc.	107,750	11,627
	Rollins Inc.	160,067	9,260

12

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Expeditors International of Washington Inc.	102,433	9,052
United Parcel Service Inc. Class B	55,088	8,655
Graco Inc.	59,356	3,674
Landstar System Inc.	27,602	3,442
BWX Technologies Inc.	53,779	2,958
National Presto Industries Inc.	17,011	1,414
Carlisle Cos. Inc.	8,552	1,059
Valmont Industries Inc.	5,440	772
		132,297
Information Technology (13.3%)
[2] Oracle Corp.	913,443	51,253
Amdocs Ltd.	868,865	48,987
* Tyler Technologies Inc.	116,111	44,631
Microsoft Corp.	220,213	44,587
Citrix Systems Inc.	355,619	40,281
* Black Knight Inc.	455,689	40,078
[2] Jack Henry & Associates Inc.	248,454	36,833
Cisco Systems Inc.	541,007	19,422
Broadridge Financial Solutions Inc.	141,044	19,408
MAXIMUS Inc.	256,805	17,355
[2] Paychex Inc.	181,924	14,963
Genpact Ltd.	419,581	14,421
Dolby Laboratories Inc. Class A	89,433	6,715
* Qualys Inc.	62,107	5,456
Motorola Solutions Inc.	33,970	5,369
United Microelectronics Corp. ADR	995,508	5,276
Texas Instruments Inc.	28,269	4,087
* Check Point Software Technologies Ltd.	22,984	2,610
InterDigital Inc.	11,218	628
		422,360
Materials (3.2%)
AptarGroup Inc.	348,914	39,807
Newmont Corp.	364,756	22,921
Royal Gold Inc.	89,595	10,645
Sonoco Products Co.	172,413	8,429
Kaiser Aluminum Corp.	118,810	7,477
Silgan Holdings Inc.	208,181	7,172
NewMarket Corp.	9,897	3,540
Reliance Steel & Aluminum Co.	11,212	1,222
		101,213
Real Estate (1.0%)
[3] Equity Commonwealth	1,061,488	28,045
PS Business Parks Inc.	22,687	2,587
Terreno Realty Corp.	11,095	624
Rayonier Inc.	24,505	622
		31,878
Utilities (2.8%)
Hawaiian Electric Industries Inc.	499,501	16,504
IDACORP Inc.	183,611	16,108
Ameren Corp.	151,963	12,327
WEC Energy Group Inc.	98,743	9,929
Consolidated Edison Inc.	99,603	7,818
NorthWestern Corp.	124,094	6,469
ALLETE Inc.	99,234	5,118
CMS Energy Corp.	61,727	3,909
American States Water Co.	50,027	3,737
Alliant Energy Corp.	47,673	2,635
California Water Service Group	51,048	2,275
Avista Corp.	54,230	1,802
		88,631
Total United States		1,676,087
Total Common Stocks
(Cost $2,899,873)		3,143,399
Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
[4,5] Vanguard Market Liquidity Fund, 0.112% (Cost $42,954)	429,544	42,954
Total Investments (100.8%)
(Cost $2,942,827)		3,186,353
Other Assets and Liabilities—Net (-0.8%)		(24,046)
Net Assets (100%)		3,162,307

Cost is in $000.

•	See Note A in Notes to Financial Statements.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,042,000.

*	Non-income-producing security.

1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate value of these securities was $15,164,000, representing 0.5% of net assets.

2	Securities with a value of $13,790,000 have been segregated as collateral for open forward currency contracts.

3	Securities with a value of $10,000 have been segregated as initial margin for open futures contracts.

4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5	Collateral of $28,792,000 was received for securities on loan.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

13

Global Minimum Volatility Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	72	11,753	(146)
Topix Index	December 2020	9	1,352	(22)
FTSE 100 Index	December 2020	12	865	(64)
S&P ASX 200 Index	December 2020	6	621	(2)
Dow Jones EURO STOXX 50 Index	December 2020	6	207	(24)
				(258)

Forward Currency Contracts
	Contract					Unrealized	Unrealized
Settlement		Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Barclays Bank plc	11/16/20	GBP	12,019	USD	15,520	52	—
Deutsche Bank AG	11/16/20	EUR	12,442	USD	14,511	—	(15)
BNP Paribas	11/16/20	JPY	902,992	USD	8,546	80	—
Royal Bank of Canada	11/16/20	CAD	10,687	USD	8,027	—	(6)
BNP Paribas	11/16/20	USD	354,525	JPY	37,517,841	—	(3,895)
BNP Paribas	11/16/20	USD	241,753	HKD	1,873,988	28	—
Royal Bank of Canada	11/16/20	USD	130,969	AUD	183,341	2,088	—
BNP Paribas	11/16/20	USD	129,060	GBP	100,095	—	(625)
Toronto-Dominion Bank	11/16/20	USD	115,786	CAD	153,708	410	—
Toronto-Dominion Bank	11/16/20	USD	106,233	CHF	97,233	144	—
BNP Paribas	11/16/20	USD	92,365	EUR	78,392	1,033	—
BNP Paribas	11/16/20	USD	67,950	TWD	1,935,666	275	—
BNP Paribas	11/16/20	USD	65,795	KRW	76,177,686	—	(1,336)
BNP Paribas	11/17/20	USD	46,335	INR	3,408,451	410	—
Deutsche Bank AG	11/16/20	USD	34,937	CNH	235,747	—	(228)
BNP Paribas	11/16/20	USD	29,196	DKK	184,406	336	—
Deutsche Bank AG	11/16/20	USD	23,986	JPY	2,500,962	94	—
Goldman Sachs International	11/16/20	USD	21,624	SGD	29,381	114	—
Barclays Bank plc	11/16/20	USD	13,600	NOK	126,417	359	—
Deutsche Bank AG	11/16/20	USD	12,574	BRL	70,178	354	—
BNP Paribas	11/16/20	USD	10,488	RUB	822,563	150	—
BNP Paribas	11/16/20	USD	7,703	ILS	26,213	20	—
Royal Bank of Canada	11/16/20	USD	7,368	CHF	6,744	9	—
Goldman Sachs International	11/17/20	USD	7,119	MXN	153,285	—	(93)

14

Global Minimum Volatility Fund

Forward Currency Contracts (continued)

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Deutsche Bank AG	11/16/20	USD	6,298	JPY	666,614	—	(71)
Barclays Bank plc	11/16/20	USD	5,185	PLN	19,731	200	—
Toronto-Dominion Bank	11/16/20	USD	4,762	SEK	42,358	1	—
BNP Paribas	11/16/20	USD	4,704	IDR	69,446,468	—	(38)
Royal Bank of Canada	11/16/20	USD	4,190	CLP	3,330,990	—	(117)
BNP Paribas	11/16/20	USD	2,847	NZD	4,316	—	(7)
Royal Bank of Canada	11/16/20	USD	1,055	NZD	1,599	—	(2)
Barclays Bank plc	11/16/20	USD	923	SEK	8,211	—	—
Deutsche Bank AG	11/16/20	USD	242	ILS	822	1	—
						6,158	(6,433)

AUD—Australian dollar.

BRL—Brazilian real.

CAD—Canadian dollar.

CHF—Swiss franc.

CLP—Chilean peso.

CNH—Chinese yuan (offshore).

DKK—Danish krone.

EUR—euro.

GBP—British pound.

HKD—Hong Kong dollar.

IDR—Indonesian rupiah.

ILS—Israeli shekel.

INR—Indian rupee.

JPY—Japanese yen.

KRW—Korean won.

MXN—Mexican peso.

NOK—Norwegian krone.

NZD—New Zealand dollar.

PLN—Polish zloty.

RUB—Russian ruble.

SEK—Swedish krona.

SGD—Singapore dollar.

TWD—Taiwanese dollar.

USD—U.S. dollar.

At October 31, 2020, the counterparties had deposited in segregated accounts securities with a value of $544,000 and cash of $2,700,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Global Minimum Volatility Fund

Statement of Assets and Liabilities

As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,899,873)	3,143,399
Affiliated Issuers (Cost $42,954)	42,954
Total Investments in Securities	3,186,353
Investment in Vanguard	138
Cash	80
Cash Collateral Pledged—Futures Contracts	430
Foreign Currency, at Value (Cost $2,558)	2,549
Receivables for Investment Securities Sold	78,149
Receivables for Accrued Income	6,750
Receivables for Capital Shares Issued	1,154
Unrealized Appreciation—Forward Currency Contracts	6,158
Total Assets	3,281,761
Liabilities
Payables for Investment Securities Purchased	79,698
Collateral for Securities on Loan	28,792
Payables for Capital Shares Redeemed	4,160
Payables to Vanguard	238
Variation Margin Payable—Futures Contracts	133
Unrealized Depreciation—Forward Currency Contracts	6,433
Total Liabilities	119,454
Net Assets	3,162,307

At October 31, 2020, net assets consisted of:

Paid-in Capital	3,146,931
Total Distributable Earnings (Loss)	15,376
Net Assets	3,162,307

Investor Shares—Net Assets
Applicable to 26,503,745 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	338,351
Net Asset Value Per Share—Investor Shares	$12.77

Admiral Shares—Net Assets
Applicable to 110,499,885 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,823,956
Net Asset Value Per Share—Admiral Shares	$25.56

See accompanying Notes, which are an integral part of the Financial Statements.

16

Global Minimum Volatility Fund

Statement of Operations

Year Ended
October 31, 2020
($000)
Investment Income
Income
Dividends[1]	88,150
Interest[2]	189
Securities Lending—Net	434
Total Income	88,773
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,191
Management and Administrative—Investor Shares	766
Management and Administrative—Admiral Shares	3,002
Marketing and Distribution—Investor Shares	66
Marketing and Distribution—Admiral Shares	206
Custodian Fees	178
Auditing Fees	42
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—Admiral Shares	56
Trustees’ Fees and Expenses	3
Total Expenses	5,545
Net Investment Income	83,228
Realized Net Gain (Loss)
Investment Securities Sold[2]	(316,517)
Futures Contracts	11,210
Forward Currency Contracts	(14,823)
Foreign Currencies	(920)
Realized Net Gain (Loss)	(321,050)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(215,825)
Futures Contracts	(517)
Forward Currency Contracts	37,663
Foreign Currencies	85
Change in Unrealized Appreciation (Depreciation)	(178,594)
Net Increase (Decrease) in Net Assets Resulting from Operations	(416,416)

1	Dividends are net of foreign withholding taxes of $5,272,000.

2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $189,000, $81,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Global Minimum Volatility Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	83,228	113,271
Realized Net Gain (Loss)	(321,050)	130,264
Change in Unrealized Appreciation (Depreciation)	(178,594)	244,996
Net Increase (Decrease) in Net Assets Resulting from Operations	(416,416)	488,531
Distributions[1]
Investor Shares	(29,323)	(33,498)
Admiral Shares	(162,618)	(181,298)
Total Distributions	(191,941)	(214,796)
Capital Share Transactions
Investor Shares	(211,512)	84,477
Admiral Shares	(143,818)	710,035
Net Increase (Decrease) from Capital Share Transactions	(355,330)	794,512
Total Increase (Decrease)	(963,687)	1,068,247
Net Assets
Beginning of Period	4,125,994	3,057,747
End of Period	3,162,307	4,125,994

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Global Minimum Volatility Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.71	$13.78	$13.57	$11.92	$11.81
Investment Operations
Net Investment Income	.293[1]	.428[1]	.374[1]	.324[1]	.293
Net Realized and Unrealized Gain (Loss)
on Investments	(1.571)	1.403	.148	1.650	.181
Total from Investment Operations	(1.278)	1.831	.522	1.974	.474
Distributions
Dividends from Net Investment Income	(.397)	(.300)	(.312)	(.324)	(.205)
Distributions from Realized Capital Gains	(.265)	(.601)	—	—	(.159)
Total Distributions	(.662)	(.901)	(.312)	(.324)	(.364)
Net Asset Value, End of Period	$12.77	$14.71	$13.78	$13.57	$11.92

Total Return[2]	-9.22%	14.41%	3.89%	16.93%	4.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$338	$643	$515	$539	$419
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.23%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.16%	3.09%	2.66%	2.54%	2.63%
Portfolio Turnover Rate	58%	46%	24%	37%	58%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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Global Minimum Volatility Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$29.45	$27.58	$27.15	$23.86	$23.62
Investment Operations
Net Investment Income	.608[1]	.878[1]	.758[1]	.668[1]	.608
Net Realized and Unrealized Gain (Loss)
on Investments	(3.155)	2.819	.297	3.295	.377
Total from Investment Operations	(2.547)	3.697	1.055	3.963	.985
Distributions
Dividends from Net Investment Income	(.812)	(.624)	(.625)	(.673)	(.427)
Distributions from Realized Capital Gains	(.531)	(1.203)	—	—	(.318)
Total Distributions	(1.343)	(1.827)	(.625)	(.673)	(.745)
Net Asset Value, End of Period	$25.56	$29.45	$27.58	$27.15	$23.86

Total Return[2]	-9.18%	14.54%	3.93%	16.99%	4.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,824	$3,483	$2,542	$1,699	$1,152
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.15%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.26%	3.16%	2.74%	2.62%	2.71%
Portfolio Turnover Rate	58%	46%	24%	37%	58%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers

21

Global Minimum Volatility Fund

and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended October 31, 2020, the fund’s average investment in forward currency contracts represented 48% of net assets, based on the average of notional amounts at each quarter-end during the period.

22

Global Minimum Volatility Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

23

Global Minimum Volatility Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $138,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

24

Global Minimum Volatility Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks—United States	1,676,087	—	—	1,676,087
Common Stocks—International	455,347	1,011,965	—	1,467,312
Temporary Cash Investments	42,954	—	—	42,954
Total	2,174,388	1,011,965	—	3,186,353
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	6,158	—	6,158
Liabilities
Futures Contracts[1]	133	—	—	133
Forward Currency Contracts	—	6,433	—	6,433
Total	133	6,433	—	6,566

1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Unrealized Appreciation—Forward Currency Contracts	—	6,158	6,158
Total Assets	—	6,158	6,158

Variation Margin Payable—Futures Contracts	133	—	133
Unrealized Depreciation—Forward Currency Contracts	—	6,433	6,433
Total Liabilities	133	6,433	6,566

25

Global Minimum Volatility Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2020, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	11,210	—	11,210
Forward Currency Contracts	—	(14,823)	(14,823)
Realized Net Gain (Loss) on Derivatives	11,210	(14,823)	(3,613)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(517)	—	(517)
Forward Currency Contracts	—	37,663	37,663
Change in Unrealized Appreciation (Depreciation) on Derivatives	(517)	37,663	37,146

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	56,780
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(284,887)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	243,483

26

Global Minimum Volatility Fund

The tax character of distributions paid was as follows:

	Year Ended October 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	115,986	117,531
Long-Term Capital Gains	75,955	97,265
Total	191,941	214,796

* Includes short-term capital gains, if any.

As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,943,683
Gross Unrealized Appreciation	443,032
Gross Unrealized Depreciation	(199,669)
Net Unrealized Appreciation (Depreciation)	243,363

F.  During the year ended October 31, 2020, the fund purchased $2,137,891,000 of investment securities and sold $2,541,818,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	140,652	10,097	205,945	14,903
Issued in Lieu of Cash Distributions	27,070	1,872	31,225	2,486
Redeemed	(379,234)	(29,187)	(152,693)	(11,079)
Net Increase (Decrease)—Investor Shares	(211,512)	(17,218)	84,477	6,310
Admiral Shares
Issued	1,114,310	41,948	1,109,795	40,175
Issued in Lieu of Cash Distributions	143,670	4,966	163,610	6,511
Redeemed	(1,401,798)	(54,668)	(563,370)	(20,615)
Net Increase (Decrease)—Admiral Shares	(143,818)	(7,754)	710,035	26,071

H. Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Global Minimum Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Minimum Volatility Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

28

Special 2020 tax information (unaudited) for Vanguard Global Minimum Volatility Fund

This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $75,955,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $67,718,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 31.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund distributed $13,970,000 of qualified business income to shareholders during the fiscal year.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11940 122020

Annual Report | October 31, 2020

Vanguard International Dividend Index Funds

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

International Dividend Appreciation Index Fund	4

International High Dividend Yield Index Fund	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   For the 12 months ended October 31, 2020, Vanguard International Dividend Appreciation Fund returned 3.21% for Admiral Shares and 3.73% for ETF Shares. Vanguard International High Dividend Yield Index Fund returned –15.01% for Admiral Shares and –14.55% for ETF Shares.

•   The performance difference between the funds reflected investors’ longstanding preference for faster-growing companies over slower-growing ones that pay higher dividends.

•   The period was marked by the global spread of COVID-19 and efforts to contain it, including lockdowns, the shuttering of nonessential businesses, and travel restrictions. However, responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment. The U.S. stock market rebounded more strongly than emerging markets and much more than developed markets outside the United States.

•   Of the major regional sectors, Europe was the biggest contributor to returns for the International Dividend Appreciation Index Fund and, conversely, the biggest detractor for the International High Dividend Yield Index Fund.

•   For both funds, the technology sector contributed most to performance, while financial stocks detracted most.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.87%	10.63%	11.79%
Russell 2000 Index (Small-caps)	-0.14	2.19	7.27
Russell 3000 Index (Broad U.S. market)	10.15	10.04	11.48
FTSE All-World ex US Index (International)	-2.17	0.13	4.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.19%	5.06%	4.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.59	4.09	3.70
FTSE Three-Month U.S. Treasury Bill Index	0.86	1.62	1.15

CPI
Consumer Price Index	1.18%	1.82%	1.83%

Fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ‘‘Ending Account Value’’ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended October 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2020	10/31/2020	Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,128.26	$1.07
Admiral™ Shares	1,000.00	1,128.34	1.07
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,067.21	$1.40
Admiral Shares	1,000.00	1,067.17	1.40
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,024.13	$1.02
Admiral Shares	1,000.00	1,024.13	1.02
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,023.78	$1.37
Admiral Shares	1,000.00	1,023.78	1.37

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.20% for ETF Shares and 0.20% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.27% for ETF Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

International Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	3.73%	9.23%	$15,116
International Dividend Appreciation Index Fund ETF Shares Market Price	3.78	9.28	15,149
NASDAQ International Dividend Achievers Select Index	3.62	9.52	15,305

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2016)	Investment
International Dividend Appreciation Index Fund Admiral Shares	3.21%	8.48%	$14,618
NASDAQ International Dividend Achievers Select Index	3.62	8.86	14,856

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

See Financial Highlights for dividend and capital gains information.

4

International Dividend Appreciation Index Fund

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2020

		Since
	One	Inception
	Year	(2/25/2016)
International Dividend Appreciation Index Fund ETF Shares Market Price	3.78%	51.49%
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	3.73	51.16
NASDAQ International Dividend Achievers Select Index	3.62	53.05

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fee does not apply to the ETF Shares.

5

International Dividend Appreciation Index Fund

Fund Allocation

As of October 31, 2020

Basic Materials	2.9%
Consumer Discretionary	16.1
Consumer Staples	6.8
Energy	3.0
Financials	12.8
Health Care	12.2
Industrials	15.0
Other	8.4
Real Estate	2.4
Technology	18.6
Telecommunications	0.7
Utilities	1.1

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

6

International Dividend Appreciation Index Fund

Financial Statements

Schedule of Investments

As of October 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.5%)
Australia (2.3%)
CSL Ltd.	190,187	38,505
Aristocrat Leisure Ltd.	270,461	5,446
REA Group Ltd.	56,171	4,671
Brambles Ltd.	651,081	4,391
Ramsay Health Care Ltd.	93,311	4,088
Domino’s Pizza Enterprises Ltd.	37,020	2,205
Qube Holdings Ltd.	792,469	1,475
Technology One Ltd.	117,153	740
Corporate Travel Management Ltd.	55,052	565
Credit Corp. Group Ltd.	25,512	329
		62,415
Belgium (0.8%)
UCB SA	81,307	8,031
Groupe Bruxelles Lambert SA	67,940	5,572
Sofina SA	14,444	3,754
* Ackermans & van Haaren NV	14,348	1,766
Melexis NV	17,464	1,329
Barco NV	38,272	600
* Kinepolis Group NV	10,943	278
		21,330
Canada (5.4%)
Canadian National Railway Co.	299,050	29,708
Brookfield Asset Management Inc. Class A	659,553	19,599
Alimentation Couche-Tard Inc. Class B	362,976	11,178
Franco-Nevada Corp.	79,176	10,792
Loblaw Cos. Ltd.	150,824	7,508
Magna International Inc.	127,465	6,509
Intact Financial Corp.	60,091	6,207
Metro Inc.	106,103	4,950
George Weston Ltd.	64,576	4,529
Dollarama Inc.	130,219	4,484
Saputo Inc.	172,061	4,188
Imperial Oil Ltd.	312,423	4,155
Ritchie Bros Auctioneers Inc.	46,830	2,839
^ Canadian Tire Corp. Ltd. Class A	24,583	2,745
CCL Industries Inc. Class B	70,757	2,698
Toromont Industries Ltd.	35,062	2,183
Empire Co. Ltd.	72,538	1,979
CAE Inc.	113,353	1,937
Onex Corp.	42,809	1,851
Gildan Activewear Inc.	85,260	1,766
TFI International Inc.	37,741	1,680
Parkland Corp.	63,206	1,544
Stantec Inc.	48,020	1,379
Boyd Group Services Inc.	8,672	1,244
Atco Ltd. Class I	43,828	1,220
Premium Brands Holdings Corp.	16,055	1,145
Enghouse Systems Ltd.	20,923	1,038
Cogeco Communications Inc.	14,391	1,002
Finning International Inc.	62,898	957
Stella-Jones Inc.	25,393	826
Richelieu Hardware Ltd.	20,549	553
Equitable Group Inc.	6,667	426
Cogeco Inc.	5,809	347
		145,166
China (9.5%)
Tencent Holdings Ltd.	2,005,624	153,241
Ping An Insurance Group Co. of China Ltd.	3,120,500	32,265
[1] Longfor Group Holdings Ltd.	2,496,500	13,679
China Resources Land Ltd.	2,992,000	12,236
China Overseas Land & Investment Ltd.	4,582,619	11,511
China Merchants Bank Co. Ltd. Class H	1,922,000	10,011
China Gas Holdings Ltd.	2,194,800	6,745

7

International Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	China Resources Gas Group Ltd.	1,005,000	4,367
	Guangdong Investment Ltd.	2,774,000	4,114
	Sinopharm Group Co. Ltd. Class H	567,100	1,303
	China Medical System Holdings Ltd.	1,074,000	1,129
	China Aoyuan Group Ltd.	1,176,000	1,106
	China Railway Group Ltd. Class H	1,694,000	780
	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	349,100	542
			253,029
Colombia (0.2%)
	Grupo Nutresa SA	195,530	1,078
	Grupo de Inversiones Suramericana SA	201,756	1,048
	Bancolombia SA ADR	38,974	993
	Grupo Argos SA	266,293	731
	Cementos Argos SA	477,906	562
	Bancolombia SA Preference Shares	30,924	196
			4,608
Denmark (1.8%)
	DSV Panalpina A/S	98,512	15,983
	Coloplast A/S Class B	83,030	12,143
	Novozymes A/S	99,822	6,004
	Chr Hansen Holding A/S	55,400	5,590
	GN Store Nord A/S	60,312	4,342
	SimCorp A/S	17,431	2,079
	ROCKWOOL International A/S Class B	4,670	1,828
	Ringkjoebing Landbobank A/S	11,213	854
			48,823
Finland (0.1%)
	Huhtamaki Oyj	46,044	2,249

France (12.6%)
	LVMH Moet Hennessy Louis Vuitton SE	211,773	99,269
	L’Oreal SA	128,705	41,596
	Hermes International	44,189	41,145
*	Airbus SE	328,562	24,040
*	EssilorLuxottica SA	183,436	22,647
	L’Oreal SA Loyalty Shares	59,093	19,098
	Dassault Systemes SE	109,988	18,754
	L’Oreal SA Loyalty Shares 2021	46,336	14,975
	Sartorius Stedim Biotech	38,600	14,643
	Legrand SA	111,037	8,219
	Teleperformance	24,660	7,403
*	Eurofins Scientific SE	7,507	5,978
	Arkema SA	32,042	3,138
*	Getlink SE	232,335	3,125
*	Orpea	27,169	2,714
	SEB SA	11,806	1,919
	Wendel SE	18,696	1,618
*	Eurazeo SE	33,356	1,517
	Cie Plastic Omnium SA	63,406	1,443
	Rubis SCA	42,364	1,393
	SEB SA Loyalty Shares	5,369	873
	SEB SA Loyalty Shares 2021	4,013	652
	Ipsos	17,426	428
			336,587
Germany (4.5%)
	SAP SE	514,767	54,918
	Fresenius Medical Care AG & Co. KGaA	127,438	9,732
	Fresenius SE & Co. KGaA	233,611	8,665
	Henkel AG & Co. KGaA Preference Shares	74,661	7,265
	Symrise AG Class A	56,849	7,010
	Sartorius AG Preference Shares	15,715	6,652
	HeidelbergCement AG	83,437	4,772
	Brenntag AG	65,187	4,167
	Rational AG	4,829	3,622
	Bechtle AG	17,829	3,062
*	Fielmann AG	35,516	2,690
*	CTS Eventim AG & Co. KGaA	40,996	1,817
	Fuchs Petrolub SE Preference Shares	29,630	1,525
	Gerresheimer AG	13,466	1,354
	Encavis AG	53,171	1,042
^	Grenke AG	19,727	770
	Norma Group SE	12,581	391
	Cewe Stiftung & Co. KGaA	2,708	258
			119,712
Hong Kong (3.1%)
	AIA Group Ltd.	5,072,560	48,276
	MTR Corp. Ltd.	2,588,120	12,825
	Hong Kong & China Gas Co. Ltd.	7,399,260	10,676
	Techtronic Industries Co. Ltd.	766,984	10,331
	Vitasoy International Holdings Ltd.	436,000	1,763
			83,871
India (11.6%)
	Reliance Industries Ltd.	2,653,388	73,565
	Tata Consultancy Services Ltd.	1,568,665	56,535

8

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
* HDFC Bank Ltd. ADR	683,965	39,287
Hindustan Unilever Ltd.	904,413	25,288
Infosys Ltd. ADR	1,679,294	23,963
Housing Development Finance Corp. Ltd.	723,382	18,767
* Kotak Mahindra Bank Ltd.	799,900	16,693
Asian Paints Ltd.	399,736	11,923
ITC Ltd.	5,123,871	11,450
Bajaj Finance Ltd.	251,621	11,224
Larsen & Toubro Ltd.	586,064	7,343
Pidilite Industries Ltd.	210,881	4,466
Berger Paints India Ltd.	399,970	3,360
Infosys Ltd.	131,928	1,890
Container Corp. Of India Ltd.	253,906	1,337
Page Industries Ltd.	4,650	1,259
Sundaram Finance Ltd.	44,258	864
LIC Housing Finance Ltd.	202,043	771
Persistent Systems Ltd.	30,591	479
* Yes Bank Ltd.	545,158	91
		310,555
Indonesia (1.2%)
Bank Central Asia Tbk PT	10,204,100	20,078
Bank Rakyat Indonesia Persero Tbk PT	51,199,100	11,590
		31,668
Ireland (0.6%)
Kerry Group plc Class A	74,050	8,864
* Kingspan Group plc	76,427	6,670
Total Produce plc	139,516	182
		15,716
Israel (0.1%)
Azrieli Group Ltd.	51,612	2,422

Italy (0.3%)
DiaSorin SPA	23,443	5,147
Reply SPA	15,743	1,691
		6,838
Japan (12.6%)
Keyence Corp.	100,700	45,700
Daikin Industries Ltd.	126,400	23,654
Murata Manufacturing Co. Ltd.	285,600	20,029
M3 Inc.	286,500	19,349
Tokio Marine Holdings Inc.	298,000	13,319
Terumo Corp.	321,676	11,839
Seven & i Holdings Co. Ltd.	372,100	11,310
Nitori Holdings Co. Ltd.	51,401	10,566
Sysmex Corp.	86,830	8,156
Obic Co. Ltd.	40,700	7,206
Shionogi & Co. Ltd.	135,000	6,368
Asahi Group Holdings Ltd.	205,543	6,361
MonotaRO Co. Ltd.	108,699	6,012
Pan Pacific International Holdings Corp.	270,064	5,730
Oracle Corp. Japan	56,500	5,647
Hikari Tsushin Inc.	18,100	4,245
Yamaha Corp.	79,600	3,773
Otsuka Corp.	82,000	3,768
Welcia Holdings Co. Ltd.	95,000	3,723
Shimadzu Corp.	127,577	3,648
Itochu Techno-Solutions Corp.	106,903	3,627
GMO Payment Gateway Inc.	29,100	3,566
Yakult Honsha Co. Ltd.	73,300	3,547
Asahi Intecc Co. Ltd.	114,400	3,545
West Japan Railway Co.	80,005	3,432
TOTO Ltd.	74,300	3,392
Nissan Chemical Corp.	63,300	3,359
Koito Manufacturing Co. Ltd.	68,300	3,294
Sekisui Chemical Co. Ltd.	210,700	3,284
Kansai Paint Co. Ltd.	118,900	3,065
Kose Corp.	23,400	2,983
Tokyo Century Corp.	54,500	2,672
Ryohin Keikaku Co. Ltd.	122,000	2,561
USS Co. Ltd.	136,900	2,504
SCSK Corp.	47,800	2,377
Stanley Electric Co. Ltd.	79,000	2,250
Hakuhodo DY Holdings Inc.	170,600	2,174
Sundrug Co. Ltd.	53,224	1,976
MediPal Holdings Corp.	108,200	1,929
Chiba Bank Ltd.	371,300	1,918
Rinnai Corp.	18,884	1,861
Alfresa Holdings Corp.	100,000	1,831
Marui Group Co. Ltd.	99,800	1,804
OBIC Business Consultants Co. Ltd.	32,800	1,765
Yokogawa Electric Corp.	117,900	1,733
Benefit One Inc.	69,100	1,729
NGK Spark Plug Co. Ltd.	95,300	1,676
Relo Group Inc.	67,100	1,610
Persol Holdings Co. Ltd.	105,500	1,598
Kurita Water Industries Ltd.	52,000	1,547
NOF Corp.	40,600	1,526
Nomura Real Estate Holdings Inc.	86,180	1,505
Takara Bio Inc.	53,500	1,457
SHO-BOND Holdings Co. Ltd.	29,884	1,442
Kewpie Corp.	68,200	1,396

9

International Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	Goldwin Inc.	17,800	1,328
	PALTAC Corp.	23,354	1,306
	Sanwa Holdings Corp.	110,700	1,263
	Kyowa Exeo Corp.	52,600	1,213
	Seven Bank Ltd.	524,400	1,203
	NEC Networks & System Integration Corp.	62,300	1,080
	Yaoko Co. Ltd.	14,700	1,041
	TS Tech Co. Ltd.	34,400	952
	Infomart Corp.	104,800	867
	Aica Kogyo Co. Ltd.	24,800	835
	Elecom Co. Ltd.	16,000	801
	J Front Retailing Co. Ltd.	101,600	774
	Horiba Ltd.	15,600	767
	Fuyo General Lease Co. Ltd.	11,100	637
	Lintec Corp.	28,400	630
	NSD Co. Ltd.	34,600	608
	Nagase & Co. Ltd.	46,400	605
	Nichias Corp.	24,900	539
	Kotobuki Spirits Co. Ltd.	11,400	529
	Nojima Corp.	18,800	528
	Aeon Delight Co. Ltd.	19,900	524
	Kyoritsu Maintenance Co. Ltd.	14,400	515
	Senko Group Holdings Co. Ltd.	57,160	511
	San-A Co. Ltd.	12,126	505
	Japan Material Co. Ltd.	38,700	500
	Valor Holdings Co. Ltd.	20,012	493
	Glory Ltd.	23,000	485
	Starts Corp. Inc.	20,842	485
	Maruwa Co. Ltd.	4,500	468
	Takuma Co. Ltd.	30,500	467
	Hazama Ando Corp.	73,400	456
	Mizuho Leasing Co. Ltd.	17,800	454
	Nippon Densetsu Kogyo Co. Ltd.	22,500	436
	Funai Soken Holdings Inc.	19,400	420
	Prestige International Inc.	46,800	398
	en-japan Inc.	18,100	398
	Takeuchi Manufacturing Co. Ltd.	17,800	388
	Ai Holdings Corp.	21,570	379
	S Foods Inc.	11,300	376
	Kissei Pharmaceutical Co. Ltd.	19,000	374
	Kameda Seika Co. Ltd.	8,200	371
	eGuarantee Inc.	15,600	347
	Sekisui Jushi Corp.	17,200	347
	Hogy Medical Co. Ltd.	11,700	343
	Modec Inc.	21,800	317
	JCU Corp.	10,000	314
	Shoei Co. Ltd.	10,100	308
	Fukushima Galilei Co. Ltd.	8,100	303
	Yellow Hat Ltd.	18,400	302
	Future Corp.	17,600	301
	Ricoh Leasing Co. Ltd.	11,100	298
	Mitsubishi Pencil Co. Ltd.	22,700	292
	Mandom Corp.	17,500	261
	Fujicco Co. Ltd.	12,900	247
	Musashi Seimitsu Industry Co. Ltd.	23,400	245
	Sato Holdings Corp.	12,600	240
	Kitanotatsujin Corp.	51,400	239
	Hiday Hidaka Corp.	13,862	226
	Monogatari Corp.	2,200	225
	Mitsubishi Research Institute Inc.	6,100	221
	Siix Corp.	18,100	214
	WDB Holdings Co. Ltd.	7,300	212
	Hamakyorex Co. Ltd.	6,800	193
	Kyokuto Kaihatsu Kogyo Co. Ltd.	15,500	191
	G-Tekt Corp.	15,700	177
	Tosei Corp.	17,000	170
	Tosho Co. Ltd.	13,800	160
	Link And Motivation Inc.	40,700	154
	Nippon Parking Development Co. Ltd.	125,200	154
	Yondoshi Holdings Inc.	8,600	146
	Sun Frontier Fudousan Co. Ltd.	17,500	141
	Sinko Industries Ltd.	10,000	140
	BeNEXT Group Inc.	14,700	138
	Tanseisha Co. Ltd.	17,400	118
	Takara Leben Co. Ltd.	42,100	118
	Kito Corp.	9,500	117
	Koshidaka Holdings Co. Ltd.	29,600	111
			337,277
Malaysia (0.0%)
	My EG Services Bhd.	1,369,000	453

Mexico (0.8%)
	America Movil SAB de CV	18,784,556	11,433
	Grupo Elektra SAB DE CV	98,585	5,586
*	Grupo Financiero Inbursa SAB de CV	2,836,555	2,101
	Grupo Carso SAB de CV	971,404	1,799
*	Grupo Aeroportuario del Sureste SAB de CV Class B	118,168	1,365
*	Regional SAB de CV	132,900	359
			22,643

10

International Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
Morocco (0.1%)
*	Attijariwafa Bank	88,131	3,615

Netherlands (3.8%)
	ASML Holding NV	178,453	64,565
^	Unilever NV	612,815	34,547
	Aalberts NV	47,843	1,605
			100,717
New Zealand (0.2%)
	Ryman Healthcare Ltd.	211,596	1,958
	Mainfreight Ltd.	39,881	1,422
	Port of Tauranga Ltd.	293,313	1,404
			4,784
Norway (0.1%)
	TOMRA Systems ASA	62,475	2,523

Philippines (0.7%)
	SM Investments Corp.	503,435	9,873
	Ayala Land Inc.	6,169,270	4,200
	International Container Terminal Services Inc.	839,570	1,991
	Jollibee Foods Corp.	469,438	1,646
			17,710
South Africa (1.6%)
*	Naspers Ltd.	184,687	36,056
*	Capitec Bank Holdings Ltd.	48,587	3,415
	Clicks Group Ltd.	105,898	1,532
	Remgro Ltd.	227,273	1,212
	Bidvest Group Ltd.	146,125	1,202
	PSG Group Ltd.	101,399	328
	Netcare Ltd.	24,622	19
			43,764
South Korea (0.0%)
	LEENO Industrial Inc.	6,020	648
	AfreecaTV Co. Ltd.	4,356	231
			879
Spain (1.6%)
^	Industria de Diseno Textil SA	1,306,327	32,253
	Amadeus IT Group SA	181,427	8,644
	Grupo Catalana Occidente SA	48,704	1,124
	Vidrala SA	10,432	996
*	Vidrala SA Rights Exp. 11/05/2020	10,432	50
			43,067
Sweden (1.9%)
	Investor AB Class B	191,044	11,451
*	Hexagon AB Class B	147,789	10,833
	Assa Abloy AB Class B	442,915	9,493
*	Svenska Cellulosa AB SCA Class B	269,612	3,647
*	L E Lundbergforetagen AB Class B	64,657	2,906
	Castellum AB	116,726	2,430
*	Aak Ab	108,386	2,109
*	Trelleborg AB Class B	106,258	1,768
*	Hexpol AB	134,233	1,182
	Hufvudstaden AB Class A	89,577	1,169
	Wihlborgs Fastigheter AB	64,575	1,164
*	AF Poyry AB	47,909	1,095
	Atrium Ljungberg AB	52,620	850
*	Nolato AB Class B	9,146	761
*	Loomis AB Class B	30,890	689
*	Biotage AB	23,722	395
			51,942
Switzerland (13.9%)
	Nestle SA	971,068	109,224
	Roche Holding AG	294,462	94,620
	Novartis AG	1,058,040	82,445
	Givaudan SA	3,851	15,704
	Cie Financiere Richemont SA	236,270	14,768
	Sika AG	58,988	14,511
	Partners Group Holding AG	11,121	10,012
	EMS-Chemie Holding AG	9,809	8,628
	Geberit AG	15,129	8,611
*	Sonova Holding AG	27,117	6,437
	Chocoladefabriken Lindt & Spruengli AG	488	3,869
	ALSO Holding AG	5,467	1,279
	Interroll Holding AG	332	892
	Orior AG	2,376	173
			371,173
Taiwan (0.2%)
	E.Sun Financial Holding Co. Ltd.	5,215,230	4,434
	Bizlink Holding Inc.	51,000	392
			4,826
Turkey (0.1%)
	BIM Birlesik Magazalar AS	253,166	2,002

United Kingdom (7.7%)
	Diageo plc	979,881	31,668
	RELX plc	812,159	16,071
	Experian plc	382,006	13,994
	Prudential plc	1,091,849	13,354
	Compass Group plc	750,623	10,274
*	Ferguson plc	94,896	9,425

11

International Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	Associated British Foods plc	332,947	7,322
	Ashtead Group plc	189,749	6,857
*	Rentokil Initial plc	781,083	5,318
	Intertek Group plc	68,695	4,948
	Halma plc	160,821	4,935
	Spirax-Sarco Engineering plc	31,013	4,534
	Bunzl plc	142,629	4,434
	Croda International plc	54,612	4,268
	JD Sports Fashion plc	410,792	3,952
*	InterContinental Hotels Group plc	76,588	3,891
	Smurfit Kappa Group plc	101,653	3,830
	Hikma Pharmaceuticals plc	112,618	3,662
	Burberry Group plc	173,832	3,053
*	Rightmove plc	376,081	3,010
	Smiths Group plc	170,069	2,930
	DCC plc	41,729	2,712
	Johnson Matthey plc	82,987	2,310
*	Howden Joinery Group plc	262,194	2,165
	Dechra Pharmaceuticals plc	44,504	2,013
	Intermediate Capital Group plc	123,242	1,872
	Abcam plc	87,886	1,677
	Spectris plc	50,725	1,628
	Diploma plc	54,604	1,572
*	Hiscox Ltd.	144,682	1,546
	Genus plc	28,235	1,501
*	Travis Perkins plc	107,890	1,482
*	Dunelm Group plc	86,756	1,467
*	IWG plc	422,861	1,387
	Rotork plc	378,993	1,381
*	Meggitt plc	336,975	1,194
	Britvic plc	120,356	1,150
	Beazley plc	254,446	970
	Cranswick plc	22,580	941
	Grainger plc	254,101	921
*	Grafton Group plc	99,910	869
	JET2 plc	75,516	832
*	GB Group plc	71,369	822
	Victrex plc	32,681	781
	RWS Holdings plc	104,268	754
	Domino’s Pizza Group plc	175,052	752
	WH Smith plc	53,894	697
	Daily Mail & General Trust plc	78,986	692
	QinetiQ Group plc	217,620	667
	Ultra Electronics Holdings plc	26,855	655
	Bodycote plc	73,345	618
	Avon Rubber plc	11,639	593
*	Savills plc	52,303	563
*	National Express Group plc	259,345	503
	Hill & Smith Holdings plc	29,395	457
	Hilton Food Group plc	29,886	448
	CVS Group plc	26,047	418
	Rathbone Brothers plc	20,642	389
	St. Modwen Properties plc	84,226	362
	Smart Metering Systems plc	44,043	331
	EMIS Group plc	23,209	299
*	4imprint Group plc	10,800	290
	James Fisher & Sons plc	19,651	289
	Clarkson plc	11,054	288
*	AG Barr plc	41,140	251
	DiscoverIE Group plc	33,219	247
	Greencore Group plc	174,986	205
	Helical plc	45,512	200
*	Restore plc	47,555	197
	Alliance Pharma plc	193,839	185
	Rank Group plc	155,411	181
	Speedy Hire plc	191,131	131
*	Vitec Group plc	4,235	39
	Brooks Macdonald Group plc	615	13
			206,637
United States (0.1%)
	Autoliv Inc.	37,163	2,802
	Burford Capital Ltd.	89,652	764
			3,566
Total Common Stocks
(Cost $2,328,039)			2,662,567
Temporary Cash Investments (2.9%)
Money Market Fund (2.9%)
[2,3]	Vanguard Market Liquidity Fund, 0.112%	765,129	76,513

12

International Dividend Appreciation Index Fund

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[4] United States Treasury Bill, 0.095%, 1/28/2021	737	737
Total Temporary Cash Investments (Cost $77,249)		77,250
Total Investments (102.4%) (Cost $2,405,288)		2,739,817
Other Assets and Liabilities–Net (-2.4%)		(63,806)
Net Assets (100%)		2,676,011

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $63,212,000.

1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the value of this security represented 0.5% of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $68,543,000 was received for securities on loan.

4	Securities with a value of $737,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

Derivative Financial Instruments Outsstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
MSCI Emerging Market Index	December 2020	89	4,903	(37)
Dow Jones EURO STOXX 50 Index	December 2020	121	4,170	(435)
Topix Index	December 2020	12	1,803	(32)
E-mini S&P 500 Index	December 2020	8	1,306	(38)
				(542)

13

International Dividend Appreciation Index Fund

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Royal Bank of Canada	1/14/21	EUR	1,565	USD	1,857	—	(31)
Goldman Sachs International	1/14/21	JPY	56,767	USD	543	—	—
Standard Chartered Bank	1/14/21	USD	2,942	CHF	2,718	—	(29)
						—	(60)

CHF—Swiss franc.

EUR—euro.

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Assets and Liabilities

As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,328,776)	2,663,304
Affiliated Issuers (Cost $76,512)	76,513
Total Investments in Securities	2,739,817
Investment in Vanguard	114
Cash Collateral Pledged—Futures Contracts	403
Foreign Currency, at Value (Cost $3,611)	3,664
Receivables for Accrued Income	7,004
Receivables for Capital Shares Issued	723
Total Assets	2,751,725
Liabilities
Due to Custodian	55
Collateral for Securities on Loan	68,543
Payables for Capital Shares Redeemed	70
Payables to Vanguard	273
Variation Margin Payable—Futures Contracts	76
Unrealized Depreciation—Forward Currency Contracts	60
Deferred Foreign Capital Gain Taxes	6,637
Total Liabilities	75,714
Net Assets	2,676,011

At October 31, 2020, net assets consisted of:

Paid-in Capital	2,449,201
Total Distributable Earnings (Loss)	226,810
Net Assets	2,676,011

ETF Shares—Net Assets
Applicable to 35,100,721 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,456,120
Net Asset Value Per Share—ETF Shares	$69.97

Admiral Shares—Net Assets
Applicable to 6,461,340 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	219,891
Net Asset Value Per Share—Admiral Shares	$34.03

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Operations

Year Ended
October 31, 2020
($000)
Investment Income
Income
Dividends[1]	33,856
Interest[2]	49
Securities Lending—Net	108
Total Income	34,013
Expenses
The Vanguard Group—Note B
Investment Advisory Services	320
Management and Administrative—ETF Shares	3,122
Management and Administrative—Admiral Shares	362
Marketing and Distribution—ETF Shares	104
Marketing and Distribution—Admiral Shares	13
Custodian Fees	272
Auditing Fees	42
Shareholders’ Reports—ETF Shares	102
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	1
Total Expenses	4,345
Expenses Paid Indirectly	(85)
Net Expenses	4,260
Net Investment Income	29,753
Realized Net Gain (Loss)
Investment Securities Sold[2]	(62,710)
Futures Contracts	257
Forward Currency Contracts	(511)
Foreign Currencies	404
Realized Net Gain (Loss)	(62,560)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	158,624
Futures Contracts	(704)
Forward Currency Contracts	(76)
Foreign Currencies	247
Change in Unrealized Appreciation (Depreciation)	158,091
Net Increase (Decrease) in Net Assets Resulting from Operations	125,284

1	Dividends are net of foreign withholding taxes of $4,336,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $42,000, $5,000, and $0, respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of deferred foreign capital gains taxes of $2,612,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,753	28,631
Realized Net Gain (Loss)	(62,560)	(23,897)
Change in Unrealized Appreciation (Depreciation)	158,091	214,847
Net Increase (Decrease) in Net Assets Resulting from Operations	125,284	219,581
Distributions[1]
Investor Shares	—	(90)
ETF Shares	(33,388)	(16,043)
Admiral Shares	(3,991)	(2,897)
Total Distributions	(37,379)	(19,030)
Capital Share Transactions
Investor Shares	—	(12,733)
ETF Shares	1,064,328	275,183
Admiral Shares	386	13,443
Net Increase (Decrease) from Capital Share Transactions	1,064,714	275,893
Total Increase (Decrease)	1,152,619	476,444
Net Assets
Beginning of Period	1,523,392	1,046,948
End of Period	2,676,011	1,523,392

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
					Feb. 25,
					2016[1] to
For a Share Outstanding		Year Ended October 31,			Oct. 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$68.72	$58.65	$64.25	$54.43	$50.00
Investment Operations
Net Investment Income[2]	.958	1.452[3]	1.196	1.179	.662
Net Realized and Unrealized Gain (Loss) on Investments[4]	1.551	9.578	(5.623)	9.715	4.154
Total from Investment Operations	2.509	11.030	(4.427)	10.894	4.816
Distributions
Dividends from Net Investment Income	(1.259)	(.960)	(1.173)	(1.074)	(.386)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.259)	(.960)	(1.173)	(1.074)	(.386)
Net Asset Value, End of Period	$69.97	$68.72	$58.65	$64.25	$54.43

Total Return	3.73%	18.96%	-7.04%	20.19%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,456	$1,305	$861	$634	$147
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.25%	0.25%	0.25%[5]
Ratio of Net Investment Income to Average Net Assets	1.40%	2.24%[3]	1.83%	1.96%	1.60%[5]
Portfolio Turnover Rate[6]	17%	42%	36%	9%	8%

1	Inception.
2	Calculated based on average shares outstanding.
3	Net investment income per share and the ratio of net investment income to average net assets include $.388 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
4	Includes increases from purchase and redemption fees of $.01 for 2020, $.02 for 2019, $.02 for 2018, and $.04 for 2017.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
					March 2,
					2016[1] to
For a Share Outstanding		Year Ended October 31,			Oct. 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$33.42	$28.52	$31.24	$26.45	$25.00
Investment Operations
Net Investment Income[2]	.453	.686[3]	.576	.573	.285
Net Realized and Unrealized Gain (Loss) on Investments[4]	.765	4.679	(2.727)	4.720	1.352
Total from Investment Operations	1.218	5.365	(2.151)	5.293	1.637
Distributions
Dividends from Net Investment Income	(.608)	(.465)	(.569)	(.503)	(.187)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.608)	(.465)	(.569)	(.503)	(.187)
Net Asset Value, End of Period	$34.03	$33.42	$28.52	$31.24	$26.45

Total Return[5]	3.72%[6]	18.96%[6]	-7.03%[6]	20.18%[6]	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$220	$218	$175	$152	$77
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.25%	0.25%	0.25%[7]
Ratio of Net Investment Income to Average Net Assets	1.36%	2.24%[3]	1.83%	1.96%	1.60%[7]
Portfolio Turnover Rate[8]	17%	42%	36%	9%	8%

1	Inception.
2	Calculated based on average shares outstanding.
3	Net investment income per share and the ratio of net investment income to average net assets include $.188 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
4	Includes increases from purchase and redemption fees of $.00 for 2020, $.01 for 2019, $.01 for 2018, and $.02 for 2017.
5	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
6	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
7	Annualized.
8	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the

International Dividend Appreciation Index Fund

counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

International Dividend Appreciation Index Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

International Dividend Appreciation Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $114,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

International Dividend Appreciation Index Fund

C.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $85,000 (an annual rate of less than 0.01% of average net assets).

D.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	235,667	2,426,900	—	2,662,567
Temporary Cash Investments	76,513	737	—	77,250
Total	312,180	2,427,637	—	2,739,817
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	76	—	—	76
Forward Currency Contracts	—	60	—	60
Total	76	60	—	136

1 Represents variation margin on the last day of the reporting period.

International Dividend Appreciation Index Fund

E.   At October 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Payable—Futures Contracts	76	—	76
Unrealized Depreciation—Forward Currency Contracts	—	60	60
Total Liabilities	76	60	136

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2020, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	257	—	257
Forward Currency Contracts	—	(511)	(511)
Realized Net Gain (Loss) on Derivatives	257	(511)	(254)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(704)	—	(704)
Forward Currency Contracts	—	(76)	(76)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(704)	(76)	(780)

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of

International Dividend Appreciation Index Fund

unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	12,863
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(104,829)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	318,776

The tax character of distributions paid was as follows:

	Year Ended October 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	37,379	19,030
Long-Term Capital Gains	—	—
Total	37,379	19,030

* Includes short-term capital gains, if any.

As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,414,639
Gross Unrealized Appreciation	481,319
Gross Unrealized Depreciation	(156,173)
Net Unrealized Appreciation (Depreciation)	325,146

G.  During the year ended October 31, 2020, the fund purchased $1,393,726,000 of investment securities and sold $348,673,000 of investment securities, other than temporary cash investments. Purchases and sales include $903,669,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

International Dividend Appreciation Index Fund

H.  Capital share transactions for each class of shares were:

	Year Ended October 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	—	—	1,629	66
Issued in Lieu of Cash Distributions	—	—	85	3
Redeemed[2,3]	—	—	(14,447)	(553)
Net Increase (Decrease)—Investor Shares	—	—	(12,733)	(484)
ETF Shares
Issued[1]	1,064,328	16,112	275,183	4,314
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	—	—	—	—
Net Increase (Decrease)—ETF Shares	1,064,328	16,112	275,183	4,314
Admiral Shares
Issued[1,3]	55,811	1,680	55,427	1,777
Issued in Lieu of Cash Distributions	3,328	101	2,382	78
Redeemed[2]	(58,753)	(1,856)	(44,366)	(1,449)
Net Increase (Decrease)—Admiral Shares	386	(75)	13,443	406

1	Includes purchase fees for fiscal 2020 and 2019 of $140,000 and $197,000, respectively (fund totals).
2	Net of redemption fees for fiscal 2020 and 2019 of $129,000 and $105,000, respectively (fund totals).
3	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 487,000 and 400,000 shares, respectively, in the amount of $12,787,000 from the conversion during the year ended October 31, 2019.

I.  Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International High Dividend Yield Index Fund ETF Shares Net Asset Value	-14.55%	3.91%	$11,964
International High Dividend Yield Index Fund ETF Shares Market Price	-14.32	4.00	12,017
FTSE All-World ex US High Dividend Yield Index	-14.72	4.30	12,178

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2016)	Investment
International High Dividend Yield Index Fund Admiral Shares	-15.01%	3.09%	$11,523
FTSE All-World ex US High Dividend Yield Index	-14.72	3.56	11,770

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2020

		Since
	One	Inception
	Year	(2/25/2016)
International High Dividend Yield Index Fund ETF Shares Market Price	-14.32%	20.17%
International High Dividend Yield Index Fund ETF Shares Net Asset Value	-14.55	19.64
FTSE All-World ex US High Dividend Yield Index	-14.72	21.78

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

International High Dividend Yield Index Fund

Fund Allocation

As of October 31, 2020

Basic Materials	8.0%
Consumer Discretionary	7.7
Consumer Staples	6.4
Energy	8.3
Financials	29.8
Health Care	3.7
Industrials	9.8
Other	2.5
Real Estate	2.9
Technology	7.5
Telecommunications	6.9
Utilities	6.5

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, at-tempting to remain fully invested and tracking its target index as closely as possible.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

International High Dividend Yield Index Fund

Financial Statements

Schedule of Investments

As of October 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.3%)
Australia (6.9%)
Commonwealth Bank of Australia	332,648	16,151
BHP Group Ltd.	553,355	13,265
Westpac Banking Corp.	678,754	8,591
National Australia Bank Ltd.	618,044	8,086
Wesfarmers Ltd.	212,787	6,888
Woolworths Group Ltd.	237,519	6,389
Macquarie Group Ltd.	61,478	5,481
Transurban Group	514,249	4,870
Rio Tinto Ltd.	69,781	4,540
Fortescue Metals Group Ltd.	298,052	3,646
Amcor plc	294,541	3,067
Coles Group Ltd.	238,541	2,980
Sonic Healthcare Ltd.	89,420	2,190
APA Group	221,795	1,635
QBE Insurance Group Ltd.	275,142	1,591
Telstra Corp. Ltd.	780,707	1,470
Insurance Australia Group Ltd.	435,159	1,461
Suncorp Group Ltd.	238,745	1,379
AGL Energy Ltd.	118,151	1,036
Magellan Financial Group Ltd.	25,909	1,004
Medibank Pvt Ltd.	520,202	977
Origin Energy Ltd.	333,061	937
Aurizon Holdings Ltd.	346,816	920
Tabcorp Holdings Ltd.	389,053	899
Ampol Ltd.	47,587	868
Coca-Cola Amatil Ltd.	98,760	863
Boral Ltd.	231,654	742
JB Hi-Fi Ltd.	21,707	725
Atlas Arteria Ltd.	180,085	713
Incitec Pivot Ltd.	367,016	495
AusNet Services	342,917	482
Alumina Ltd.	475,708	480
Bendigo & Adelaide Bank Ltd.	100,177	471
Challenger Ltd.	122,595	414
Worley Ltd.	60,042	400
Bank of Queensland Ltd.	86,567	391
Crown Resorts Ltd.	66,537	387
Downer EDI Ltd.	124,413	385
Metcash Ltd.	179,579	372
Star Entertainment Grp Ltd.	151,762	350
Orora Ltd.	185,695	337
CSR Ltd.	92,981	288
* CIMIC Group Ltd.	16,692	252
IOOF Holdings Ltd.	119,804	246
Perpetual Ltd.	10,000	191
Adbri Ltd.	76,451	152
Whitehaven Coal Ltd.	163,028	122
Platinum Asset Management Ltd.	55,866	120
		109,699
Austria (0.1%)
OMV AG	27,176	628
voestalpine AG	22,107	615
* Raiffeisen Bank International AG	24,925	360
Telekom Austria AG Class A	23,095	155
		1,758
Belgium (0.3%)
Groupe Bruxelles Lambert SA	20,100	1,648
^ Ageas	33,496	1,349
Solvay SA Class A	13,054	1,061
Proximus SADP	26,398	513
Telenet Group Holding NV	8,376	322
		4,893
Brazil (2.1%)
Vale SA	613,938	6,479
B3 SA - Brasil Bolsa Balcao	381,238	3,392
Petroleo Brasileiro SA Preference Shares	850,683	2,808
Itau Unibanco Holding SA ADR	576,729	2,359

31

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Banco Bradesco SA Preference Shares	442,581	1,555
	Itau Unibanco Holding SA Preference Shares	370,007	1,514
	Banco Bradesco SA ADR	409,699	1,434
	Itausa - Investimentos Itau SA Preference Shares	843,062	1,336
	Ambev SA ADR	517,922	1,108
	Banco do Brasil SA	163,918	851
	JBS SA	187,869	637
	Banco BTG Pactual SA	46,233	584
	Ambev SA	263,950	560
	BB Seguridade Participacoes SA	126,057	520
	Banco Bradesco SA	158,039	500
	Telefonica Brasil SA ADR	63,266	466
	Petrobras Distribuidora SA	135,367	452
	Cia Siderurgica Nacional SA	119,900	429
	Banco Santander Brasil SA	72,502	405
	CCR SA	208,110	405
	Hypera SA	78,482	382
	Bradespar SA Preference Shares	41,315	336
	TIM SA	157,854	326
	Centrais Eletricas Brasileiras SA Preference Shares	51,600	279
	Qualicorp Consultoria e Corretora de Seguros SA	45,700	253
^	Cia Energetica de Minas Gerais ADR	133,241	244
	Klabin SA	55,664	230
	Engie Brasil Energia SA	32,516	226
	YDUQS Participacoes SA	56,014	224
	Cia Paranaense de Energia Preference Shares	19,850	214
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	53,300	212
	Fleury SA	44,063	210
	Transmissora Alianca de Energia Eletrica SA	40,419	198
	Cia de Saneamento do Parana	44,800	185
	CPFL Energia SA	37,400	182
	EDP - Energias do Brasil SA	61,076	181
	Cia Energetica de Sao Paulo Preference Shares	35,200	164
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	35,408	145
	Porto Seguro SA	17,209	142
	Cielo SA	201,884	119
	Odontoprev SA	53,900	118
	Telefonica Brasil SA Preference Shares	14,518	108
	Cia Energetica de Minas Gerais Preference Shares	50,645	90
	Banco do Estado do Rio Grande do Sul SA Preference Shares	38,086	80
	CVC Brasil Operadora e Agencia de Viagens SA	4,018	9
	Cia Energetica de Minas Gerais	996	2
*	CVC Brasil Operadora e Agencia de Viagens SA Warrants Exp. 01/29/2021	3,573	1
			32,654
Canada (7.8%)
	Royal Bank of Canada	267,317	18,692
	Toronto-Dominion Bank	339,398	14,974
	Enbridge Inc.	379,982	10,470
	Bank of Nova Scotia	226,961	9,429
^	Bank of Montreal	120,179	7,156
	TC Energy Corp.	176,490	6,947
	Canadian Imperial Bank of Commerce	83,434	6,224
	Manulife Financial Corp.	364,167	4,936
	Sun Life Financial Inc.	110,048	4,379
	Nutrien Ltd.	107,085	4,353
	Canadian Natural Resources Ltd.	217,165	3,456
	Fortis Inc.	87,073	3,440
	Suncor Energy Inc.	286,719	3,234
	National Bank of Canada	62,948	3,021
	Restaurant Brands International Inc.	54,781	2,847
	Rogers Communications Inc. Class B	65,642	2,666
	Magna International Inc.	51,727	2,641
	BCE Inc.	56,694	2,278
	Pembina Pipeline Corp.	103,198	2,160
	Power Corp. of Canada	103,074	1,963
	Shaw Communications Inc. Class B	87,080	1,435
	TELUS Corp.	79,901	1,366
	Fairfax Financial Holdings Ltd.	5,120	1,346
[1]	Hydro One Ltd.	59,825	1,307
^	Canadian Tire Corp. Ltd. Class A	10,612	1,185

32

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Great-West Lifeco Inc.	51,071	1,041
	Imperial Oil Ltd.	42,011	559
	Canadian Utilities Ltd. Class A	22,817	533
	IGM Financial Inc.	14,261	313
	Inter Pipeline Ltd.	915	8
			124,359
Chile (0.2%)
	Banco de Chile	8,013,313	619
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	15,831	578
	Enel Americas SA ADR	82,103	534
	Banco Santander Chile ADR	31,277	434
	Enel Chile SA	4,356,860	292
	Banco de Credito e Inversiones SA	8,291	260
	Sociedad Quimica y Minera de Chile SA ADR	6,384	236
	Enel Americas SA	1,605,919	213
	Colbun SA	1,294,706	195
	Aguas Andinas SA Class A	456,848	119
	Engie Energia Chile SA	91,249	96
	Embotelladora Andina SA Preference Shares	38,870	81
	AES Gener SA	476,901	74
	Itau CorpBanca Chile SA	27,283,485	72
	Enel Chile SA ADR	11,940	40
			3,843
China (8.0%)
	China Construction Bank Corp. Class H	17,547,000	12,092
	Ping An Insurance Group Co. of China Ltd.	1,028,500	10,634
	Industrial & Commercial Bank of China Ltd. Class H	15,300,000	8,688
	China Mobile Ltd.	992,419	6,070
	Bank of China Ltd. Class H	14,876,000	4,699
	China Merchants Bank Co. Ltd. Class H	689,928	3,594
	China Life Insurance Co. Ltd. Class H	1,399,000	3,053
	CNOOC Ltd.	2,993,000	2,738
	China Resources Land Ltd.	518,000	2,118
	Agricultural Bank of China Ltd. Class H	5,931,000	2,018
	China Petroleum & Chemical Corp. Class H	4,952,000	1,934
	China Overseas Land & Investment Ltd.	724,500	1,820
[1]	Longfor Group Holdings Ltd.	325,000	1,781
	Sunac China Holdings Ltd.	467,554	1,733
	China Merchants Bank Co. Ltd. Class A	290,900	1,731
	Country Garden Holdings Co. Ltd.	1,398,000	1,728
	China Pacific Insurance Group Co. Ltd. Class H	515,400	1,613
	Anhui Conch Cement Co. Ltd. Class H	234,828	1,469
	Xinyi Solar Holdings Ltd.	752,800	1,375
	China Vanke Co. Ltd. Class H	384,205	1,193
	China Shenhua Energy Co. Ltd. Class H	678,000	1,175
	Great Wall Motor Co. Ltd. Class H	585,500	948
	Shimao Group Holdings Ltd.	267,000	946
	CITIC Securities Co. Ltd. Class H	427,000	926
	Hengan International Group Co. Ltd.	132,343	923
	China Evergrande Group	453,000	903
[1]	Postal Savings Bank of China Co. Ltd. Class H	1,770,000	869
	PICC Property & Casualty Co. Ltd. Class H	1,266,000	859
	China National Building Material Co. Ltd. Class H	730,000	840
	Guangdong Investment Ltd.	544,000	807
	China Telecom Corp. Ltd. Class H	2,560,000	804
	Zijin Mining Group Co. Ltd. Class H	1,084,000	790
	Agricultural Bank of China Ltd. Class A	1,670,156	786
	Industrial Bank Co. Ltd. Class A	280,200	745
	China CITIC Bank Corp. Ltd. Class H	1,811,320	737
	Bank of Communications Co. Ltd. Class H	1,459,000	718

33

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Gree Electric Appliances Inc. of Zhuhai Class A	81,000	710
	China Minsheng Banking Corp. Ltd. Class H	1,284,600	703
	Weichai Power Co. Ltd. Class H	369,000	700
	China Unicom Hong Kong Ltd.	1,100,000	678
	CITIC Ltd.	923,000	660
	New China Life Insurance Co. Ltd. Class H	163,600	654
	Guangzhou Automobile Group Co. Ltd. Class H	598,000	615
	China Jinmao Holdings Group Ltd.	1,136,000	576
	Shanghai Pudong Development Bank Co. Ltd. Class A	399,200	552
*	Haitong Securities Co. Ltd. Class H	650,000	551
	China Resources Cement Holdings Ltd.	420,000	550
	Sinopharm Group Co. Ltd. Class H	235,200	540
	China Yangtze Power Co. Ltd. Class A	187,600	532
	Fosun International Ltd.	422,000	510
	Kingboard Holdings Ltd.	139,500	472
	China Communications Construction Co. Ltd. Class H	901,000	472
	Industrial & Commercial Bank of China Ltd. Class A	629,800	463
	CIFI Holdings Group Co. Ltd.	664,000	460
[1]	Huatai Securities Co. Ltd. Class H	282,800	458
	China State Construction Engineering Corp. Ltd. Class A	594,900	455
	China Vanke Co. Ltd. Class A	108,800	449
[1]	People’s Insurance Co. Group of China Ltd. Class H	1,504,000	448
[1]	CGN Power Co. Ltd. Class H	2,085,000	447
	SAIC Motor Corp. Ltd. Class A	120,600	418
	Far East Horizon Ltd.	402,000	397
	Beijing Enterprises Water Group Ltd.	1,042,000	396
	Nine Dragons Paper Holdings Ltd.	297,000	396
[1]	China Galaxy Securities Co. Ltd. Class H	701,500	385
	China Resources Power Holdings Co. Ltd.	364,000	379
	Dongfeng Motor Group Co. Ltd. Class H	524,000	369
	Agile Group Holdings Ltd.	266,000	365
	Kunlun Energy Co. Ltd.	546,000	353
	GF Securities Co. Ltd. Class H	270,200	349
	China Everbright Environment Group Ltd.	683,000	345
	Poly Developments and Holdings Group Co. Ltd. Class A	148,000	340
	China Pacific Insurance Group Co. Ltd. Class A	69,600	332
	Anhui Conch Cement Co. Ltd. Class A	42,900	327
	KWG Group Holdings Ltd.	246,000	326
	China Everbright Bank Co. Ltd. Class A	556,900	326
	China Hongqiao Group Ltd.	450,500	326
[1]	Fuyao Glass Industry Group Co. Ltd. Class H	76,400	324
	Kingboard Laminates Holdings Ltd.	202,000	323
	China Cinda Asset Management Co. Ltd. Class H	1,701,000	319
	Sinotruk Hong Kong Ltd.	122,000	312
	China Minsheng Banking Corp. Ltd. Class A	390,600	308
	China Railway Group Ltd. Class H	658,000	303
	Huaneng Power International Inc. Class H	806,000	301
	Hopson Development Holdings Ltd.	116,000	297
	Bank of Communications Co. Ltd. Class A	435,000	294
	Logan Group Co. Ltd.	186,000	292
	Bank of China Ltd. Class A	605,100	287
	China Lesso Group Holdings Ltd.	177,000	287
	Henan Shuanghui Investment & Development Co. Ltd. Class A	38,100	285

34

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Beijing Enterprises Holdings Ltd.	92,500	279
	Seazen Group Ltd.	370,479	278
	CRRC Corp. Ltd. Class H	703,000	273
*,1	China Merchants Securities Co. Ltd. Class H	214,360	266
	Guangzhou R&F Properties Co. Ltd. Class H	208,400	265
	Yanzhou Coal Mining Co. Ltd. Class H	364,000	265
	Shenzhen International Holdings Ltd.	167,500	261
	Yangzijiang Shipbuilding Holdings Ltd.	377,200	254
	China Merchants Port Holdings Co. Ltd.	238,000	253
	China Communications Services Corp. Ltd. Class H	420,000	245
[1]	Dali Foods Group Co. Ltd.	382,000	237
	Greentown China Holdings Ltd.	145,500	236
	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	150,600	234
	China Medical System Holdings Ltd.	220,000	231
	Bosideng International Holdings Ltd.	518,000	228
	China State Construction International Holdings Ltd.	328,000	228
	Yuexiu Property Co. Ltd.	1,160,000	225
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	245,200	216
[1]	China Huarong Asset Management Co. Ltd. Class H	2,028,000	212
	Bank of Shanghai Co. Ltd. Class A	180,641	212
	China Petroleum & Chemical Corp. Class A	363,500	212
	Fuyao Glass Industry Group Co. Ltd. Class A	37,400	210
	China Railway Construction Corp. Ltd. Class H	303,000	205
	China Everbright Ltd.	154,000	204
	China Aoyuan Group Ltd.	216,000	203
	China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	94,600	199
	Jiangsu Expressway Co. Ltd. Class H	198,000	198
	Shenzhen Investment Ltd.	646,000	197
	Baoshan Iron & Steel Co. Ltd. Class A	247,000	197
	Huaxin Cement Co. Ltd. Class B	93,040	194
	COSCO SHIPPING Ports Ltd.	330,000	193
	Bank of Beijing Co. Ltd. Class A	273,200	191
	Huayu Automotive Systems Co. Ltd. Class A	40,700	189
	Daqin Railway Co. Ltd. Class A	197,400	189
	Chongqing Rural Commercial Bank Co. Ltd. Class H	448,000	179
	Zhejiang Expressway Co. Ltd. Class H	262,000	179
	Huaxia Bank Co. Ltd. Class A	197,500	179
	China Everbright Bank Co. Ltd. Class H	503,000	174
	China Shenhua Energy Co. Ltd. Class A	69,300	173
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	206,362	170
	Times China Holdings Ltd.	125,000	167
[1]	Guotai Junan Securities Co. Ltd. Class H	127,400	166
	Xinjiang Goldwind Science & Technology Co. Ltd. Class H	122,200	161
	China Power International Development Ltd.	831,370	160
	China Traditional Chinese Medicine Holdings Co. Ltd.	396,000	158
[1]	BAIC Motor Corp. Ltd. Class H	418,000	155
	COSCO SHIPPING Energy Transportation Co. Ltd. Class A	156,800	154
	Bank of Nanjing Co. Ltd. Class A	131,700	151
	Seazen Holdings Co. Ltd.	30,800	150
	Bank of Hangzhou Co. Ltd. Class A	76,800	149

35

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Citic Pacific Special Steel Group Co. Ltd. Class A	60,800	147
	China National Nuclear Power Co. Ltd. Class A	217,800	144
	Shaanxi Coal Industry Co. Ltd. Class A	102,100	134
[1]	Legend Holdings Corp. Class H	97,500	131
	BBMG Corp. Class A	281,200	127
	Livzon Pharmaceutical Group Inc. Class H	28,400	126
	Hengli Petrochemical Co. Ltd. Class A	42,900	124
	SDIC Power Holdings Co. Ltd. Class A	89,100	123
	Shougang Fushan Resources Group Ltd.	524,164	123
	Inner Mongolia Yitai Coal Co. Ltd. Class B	191,900	120
	Sinopec Shanghai Petrochemical Co. Ltd. Class H	650,000	120
	China Reinsurance Group Corp. Class H	1,242,000	119
*	Chongqing Changan Automobile Co. Ltd. Class B	172,300	118
	Gemdale Corp. Class A	57,400	115
	Shanghai Industrial Holdings Ltd.	85,000	114
	Lao Feng Xiang Co. Ltd. Class B	38,200	113
	Sinotrans Ltd. Class H	375,000	111
[1]	Qingdao Port International Co. Ltd. Class H	193,000	110
	Shenzhen Overseas Chinese Town Co. Ltd. Class A	109,600	108
[1]	Sinopec Engineering Group Co. Ltd. Class H	273,000	106
	China Fortune Land Development Co. Ltd. Class A	49,920	105
	Sino-Ocean Group Holding Ltd.	541,500	104
	China Construction Bank Corp. Class A	108,800	102
	Poly Property Group Co. Ltd.	354,000	102
	Lomon Billions Group Co. Ltd. Class A	27,100	100
	Shanghai International Port Group Co. Ltd. Class A	158,200	99
	Yanlord Land Group Ltd.	123,800	95
*,§	KWG Living Group Holdings Ltd.	120,750	95
	Zhejiang Longsheng Group Co. Ltd. Class A	47,200	94
	Sichuan Chuantou Energy Co. Ltd. Class A	59,400	89
	Jiayuan International Group Ltd.	208,000	89
[1]	Orient Securities Co. Ltd. Class H	134,400	89
	Greenland Holdings Corp. Ltd. Class A	94,900	88
	Weifu High-Technology Group Co. Ltd. Class B	47,500	87
	Beijing Jingneng Clean Energy Co. Ltd. Class H	302,000	85
	Metallurgical Corp. of China Ltd. Class H	528,000	85
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	74,500	83
	Jiangxi Zhengbang Technology Co. Ltd. Class A	32,200	82
	GD Power Development Co. Ltd. Class A	279,100	82
	Metallurgical Corp. of China Ltd. Class A	209,700	81
	Zhejiang Chint Electrics Co. Ltd. Class A	18,500	81
[1]	Shenwan Hongyuan Group Co. Ltd. Class H	309,600	79
	Angang Steel Co. Ltd. Class H	267,000	78
	Huadian Power International Corp. Ltd. Class H	312,000	77
	Jinke Properties Group Co. Ltd. Class A	66,500	77
	Zhengzhou Yutong Bus Co. Ltd. Class A	31,800	76
	Shenzhen Expressway Co. Ltd. Class A	57,100	75
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	41,400	74
	Wens Foodstuffs Group Co. Ltd.	26,100	74
[1]	China Railway Signal & Communication Corp. Ltd. Class H	221,000	73
	China Merchants Energy Shipping Co. Ltd. Class A	83,700	72

36

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Bank of Changsha Co. Ltd. Class A	53,300	72
	Datang International Power Generation Co. Ltd. Class H	556,000	70
	Sichuan Swellfun Co. Ltd. Class A	7,075	70
	Zhejiang Weixing New Building Materials Co. Ltd. Class A	24,900	70
	China Coal Energy Co. Ltd. Class H	284,000	69
	Jiangsu Zhongnan Construction Group Co. Ltd. Class A	49,400	67
	China Gezhouba Group Co. Ltd. Class A	62,600	65
[1]	Red Star Macalline Group Corp. Ltd. Class H	106,872	64
	China National Chemical Engineering Co. Ltd. Class A	81,300	64
	Jiangsu Expressway Co. Ltd. Class A	45,900	63
	China CITIC Bank Corp. Ltd. Class A	82,800	62
	RiseSun Real Estate Development Co. Ltd. Class A	58,800	62
	Hunan Valin Steel Co. Ltd. Class A	80,500	61
	Shenergy Co. Ltd. Class A	74,100	58
	Huaneng Power International Inc. Class A	78,600	57
	Bank of Jiangsu Co. Ltd. Class A	63,200	57
*	China Zhongwang Holdings Ltd.	275,600	56
	Yango Group Co. Ltd. Class A	54,400	56
	China Communications Construction Co. Ltd. Class A	49,900	55
	Shanghai Construction Group Co. Ltd. Class A	121,100	55
	Shenzhen Expressway Co. Ltd. Class H	60,000	54
	China South Publishing & Media Group Co. Ltd. Class A	33,100	52
	Huaibei Mining Holdings Co. Ltd. Class A	33,800	51
	Shanghai Jinjiang International Hotels Co. Ltd. Class B	29,200	50
	Xiamen C & D Inc. Class A	39,100	49
	Financial Street Holdings Co. Ltd. Class A	48,800	49
	Shanghai Shimao Co. Ltd. Class A	54,300	47
	Shanghai Tunnel Engineering Co. Ltd. Class A	55,300	46
	Shanxi Lu’an Environmental Energy Development Co. Ltd. Class A	52,100	46
§	Sinoma International Engineering Co. Class A	41,200	46
	Anhui Expressway Co. Ltd. Class H	92,000	44
	Guangshen Railway Co. Ltd. Class H	264,000	44
	Shanghai AJ Group Co. Ltd. Class A	35,400	42
	Shenzhen Jinjia Group Co. Ltd. Class A	29,400	39
	Chongqing Rural Commercial Bank Co. Ltd. Class A	58,700	39
	Tangshan Jidong Cement Co. Ltd. Class A	17,300	39
	Pingdingshan Tianan Coal Mining Co. Ltd. Class A	48,500	38
	Bank of Chengdu Co. Ltd. Class A	24,400	38
	Huadian Power International Corp. Ltd. Class A	74,000	37
	Zhejiang Runtu Co. Ltd. Class A	27,500	37
	Sichuan Expressway Co. Ltd. Class H	168,000	36
	Beijing Capital Development Co. Ltd. Class A	39,400	36
	Sansteel Minguang Co. Ltd. Fujian Class A	36,500	36
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	20,800	36
*	Polaris Bay Group Co. Ltd. Class A	19,600	34
	Huafa Industrial Co. Ltd. Zhuhai Class A	35,200	34

37

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Guangxi Guiguan Electric Power Co. Ltd. Class A	51,300	34
	Chinese Universe Publishing and Media Group Co. Ltd. Class A	19,500	34
	Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia Class A	22,900	33
	Dongfang Electric Corp. Ltd. Class H	47,200	33
	Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd. Class A	85,400	33
	Guangxi Liugong Machinery Co. Ltd. Class A	30,900	33
	Hangzhou Binjiang Real Estate Group Co. Ltd. Class A	44,100	32
	Chongqing Water Group Co. Ltd. Class A	39,200	31
	Sinopec Shanghai Petrochemical Co. Ltd. Class A	61,800	31
	Zhejiang Semir Garment Co. Ltd. Class A	24,400	30
[1]	Everbright Securities Co. Ltd. Class H	37,400	30
	Maanshan Iron & Steel Co. Ltd. Class A	78,400	30
	Guizhou Panjiang Refined Coal Co. Ltd. Class A	33,200	30
	China Machinery Engineering Corp. Class H	154,000	30
	Jointo Energy Investment Co. Ltd. Hebei Class A	35,400	29
	Shandong Chenming Paper Holdings Ltd. Class A	35,800	28
	Fujian Funeng Co. Ltd. Class A	23,900	27
	Liuzhou Iron & Steel Co. Ltd. Class A	38,900	27
	Zhejiang Medicine Co. Ltd. Class A	12,600	27
	Sichuan Languang Development Co. Ltd. Class A	35,000	26
	North Huajin Chemical Industries Co. Ltd. Class A	33,200	25
	Nanjing Iron & Steel Co. Ltd. Class A	54,500	24
	Rainbow Digital Commercial Co. Ltd. Class A	18,800	23
	Maanshan Iron & Steel Co. Ltd. Class H	60,000	14
	Shandong Chenming Paper Holdings Ltd. Class H	33,500	13
	Jiangling Motors Corp. Ltd. Class A	3,500	10
*,1	Shimao Services Holdings Ltd.	4,327	9
	Shanghai Industrial Urban Development Group Ltd.	17,000	2
			127,062
Colombia (0.2%)
	Interconexion Electrica SA ESP	81,711	441
	Bancolombia SA ADR	16,845	429
	Bancolombia SA	66,462	421
	Ecopetrol SA ADR	45,328	419
	Grupo Energia Bogota SA ESP	497,712	309
	Grupo Argos SA	51,909	143
	Grupo Aval Acciones y Valores Preference Shares	592,640	136
	Cementos Argos SA	97,491	115
	Grupo Aval Acciones y Valores SA ADR	7,552	34
	Ecopetrol SA	54,855	25
			2,472
Czech Republic (0.1%)
	CEZ AS	30,616	579
*	Komercni banka AS	14,456	294
[1]	Moneta Money Bank AS	95,021	216
			1,089
Denmark (0.1%)
	Pandora A/S	17,021	1,350
	Tryg A/S	23,037	640
			1,990
Egypt (0.0%)
	Egypt Kuwait Holding Co. SAE	151,933	157
	Eastern Co. SAE	172,285	130
	Talaat Moustafa Group	181,115	70
	ElSewedy Electric Co.	129,404	61
	Telecom Egypt Co.	63,313	48
			466
Finland (1.6%)
	Kone Oyj Class B	73,473	5,849
*	Nordea Bank Abp	603,608	4,546
	Sampo Oyj Class A	94,408	3,563

38

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	UPM-Kymmene Oyj	99,937	2,824
	Stora Enso Oyj	108,468	1,583
	Fortum Oyj	81,276	1,528
	Elisa Oyj	26,841	1,320
	Kesko Oyj Class B	50,896	1,306
	Orion Oyj Class B	19,658	841
	Metso Outotec Oyj	114,753	809
	Nokian Renkaat Oyj	25,541	785
	Wartsila Oyj Abp	92,811	738
	Neles Oyj	18,883	253
			25,945
France (4.6%)
	Sanofi	204,448	18,460
	TOTAL SA	454,913	13,783
	Schneider Electric SE	98,683	11,991
	Danone SA	112,525	6,241
	Orange SA	359,956	4,042
*	Engie SA (XPAR)	178,334	2,157
*	Societe Generale SA	145,376	1,975
*	Peugeot SA	102,172	1,835
	Veolia Environnement SA	94,392	1,757
	Carrefour SA	109,041	1,695
	Publicis Groupe SA	40,657	1,413
	Bouygues SA	40,028	1,313
	Suez SA	70,159	1,284
*	Engie	66,418	803
*	Engie SA Loyalty Shares 2021	65,712	795
*	Scor SE	29,669	721
*,1	Amundi SA	10,647	698
*	Rexel SA	57,052	601
	Rubis SCA	17,908	589
	TechnipFMC plc	87,475	482
	Imerys SA	6,994	209
[1]	ALD SA	15,026	162
			73,006
Germany (6.2%)
	Siemens AG	143,513	16,837
	Allianz SE	77,963	13,734
	BASF SE	171,847	9,410
	Deutsche Telekom AG	605,963	9,210
	Bayer AG	184,667	8,678
	Vonovia SE	106,145	6,779
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	26,301	6,164
	Volkswagen AG Preference Shares	33,892	4,937
	RWE AG	118,302	4,378
	E.On SE	406,410	4,232
	Bayerische Motoren Werke AG	60,703	4,148
	Hannover Rueck SE	11,278	1,639
	HeidelbergCement AG	28,278	1,617
[1]	Covestro AG	33,846	1,615
*	Siemens Energy AG	70,848	1,551
	Evonik Industries AG	36,556	880
	Uniper SE	21,093	630
	Bayerische Motoren Werke AG Preference Shares	10,118	523
	Metro AG	31,682	310
	Telefonica Deutschland Holding AG	117,206	296
	Talanx AG	9,721	287
	Hochtief AG	3,774	278
	Volkswagen AG	487	76
			98,209
Greece (0.1%)
	Hellenic Telecommunications Organization SA	43,716	580
	Opap SA	39,827	322
	Jumbo SA	18,988	266
	Mytilineos SA	20,388	224
	Motor Oil Hellas Corinth Refineries SA	9,390	88
	Hellenic Petroleum SA	11,760	57
			1,537
Hong Kong (2.4%)
	Sun Hung Kai Properties Ltd.	268,000	3,450
	CK Hutchison Holdings Ltd.	501,000	3,026
	CLP Holdings Ltd.	308,500	2,843
	CK Asset Holdings Ltd.	502,500	2,333
	Hang Seng Bank Ltd.	135,600	2,089
	BOC Hong Kong Holdings Ltd.	682,500	1,896
	Jardine Matheson Holdings Ltd.	39,000	1,729
	Sands China Ltd.	454,800	1,596
	Power Assets Holdings Ltd.	257,099	1,324
	New World Development Co. Ltd.	267,750	1,278
[1]	WH Group Ltd.	1,593,139	1,255
	Wharf Real Estate Investment Co. Ltd.	308,000	1,185
	Hang Lung Properties Ltd.	386,576	941
	Lenovo Group Ltd.	1,400,000	879
	Henderson Land Development Co. Ltd.	243,587	860
	Xinyi Glass Holdings Ltd.	382,000	839
	Hongkong Land Holdings Ltd.	217,300	798

39

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Sino Land Co. Ltd.	614,000	728
	Want Want China Holdings Ltd.	1,023,000	677
	Tingyi Cayman Islands Holding Corp.	354,000	648
	Wharf Holdings Ltd.	274,000	567
	CK Infrastructure Holdings Ltd.	118,972	561
	Swire Properties Ltd.	192,098	516
	PCCW Ltd.	782,000	470
	Swire Pacific Ltd. Class A	101,288	462
	Bank of East Asia Ltd.	235,180	424
	Hysan Development Co. Ltd.	125,000	399
	Chow Tai Fook Jewellery Group Ltd.	311,800	399
*	Wynn Macau Ltd.	284,400	393
	SITC International Holdings Co. Ltd.	212,000	327
	NagaCorp Ltd.	278,000	288
	Kerry Properties Ltd.	111,000	272
[1]	BOC Aviation Ltd.	38,300	237
	NWS Holdings Ltd.	262,000	230
	Yue Yuen Industrial Holdings Ltd.	131,000	213
	Dairy Farm International Holdings Ltd.	56,300	212
	Lee & Man Paper Manufacturing Ltd.	273,000	207
	VTech Holdings Ltd.	30,000	199
	Uni-President China Holdings Ltd.	194,000	168
	First Pacific Co. Ltd.	424,000	132
	Cafe de Coral Holdings Ltd.	62,000	128
	Nexteer Automotive Group Ltd.	137,612	115
	Swire Pacific Ltd. Class B	137,500	112
	Haitong International Securities Group Ltd.	480,000	109
	Shui On Land Ltd.	642,500	85
*	Lifestyle International Holdings Ltd.	92,500	73
	Towngas China Co. Ltd.	157,185	71
	Dah Sing Financial Holdings Ltd.	27,600	69
	Dah Sing Banking Group Ltd.	66,400	57
	Guotai Junan International Holdings Ltd.	409,000	52
	Hutchison Telecommunications Hong Kong Holdings Ltd.	152,000	23
*	Jiayuan International Group Ltd. Rights	2,536	—
			37,944
Hungary (0.0%)
*	MOL Hungarian Oil & Gas plc	80,031	389
	Magyar Telekom Telecommunications plc	73,542	81
			470
India (1.3%)
	Infosys Ltd.	674,450	9,663
	ITC Ltd.	553,247	1,236
	Bharat Petroleum Corp. Ltd.	187,718	897
	Power Grid Corp. of India Ltd.	364,511	841
	Hero MotoCorp Ltd.	19,662	742
	NTPC Ltd.	541,230	640
	Oil & Natural Gas Corp. Ltd.	566,804	496
	Indian Oil Corp. Ltd.	419,453	450
	Coal India Ltd.	285,607	440
	Vedanta Ltd.	303,961	393
	Bharti Infratel Ltd.	156,354	391
	Petronet LNG Ltd.	111,672	348
	Hindustan Petroleum Corp. Ltd.	121,673	308
	GAIL India Ltd.	232,633	266
	Mphasis Ltd.	14,190	264
	Ashok Leyland Ltd.	224,978	239
*	Federal Bank Ltd.	283,498	193
	LIC Housing Finance Ltd.	47,801	182
	Oracle Financial Services Software Ltd.	4,192	178
	REC Ltd.	123,280	171
	Power Finance Corp. Ltd.	142,133	167
*	Mahindra & Mahindra Financial Services Ltd.	100,986	167
	Bharat Electronics Ltd.	131,513	154
	NMDC Ltd.	136,953	152
	Tata Power Co. Ltd.	207,047	146
	Hindustan Zinc Ltd.	43,111	119
	Indiabulls Housing Finance Ltd.	61,642	116
	NHPC Ltd.	385,489	103
	Sun TV Network Ltd.	15,984	91
	Cummins India Ltd.	15,315	90
*	Bank of Baroda	147,103	83
*	Bharat Heavy Electricals Ltd.	186,977	70
	Oil India Ltd.	48,227	56

40

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
*	Punjab National Bank	146,770	53
	JSW Energy Ltd.	52,973	43
			19,948
Indonesia (0.5%)
	Bank Rakyat Indonesia Persero Tbk PT	9,899,500	2,241
	Telekomunikasi Indonesia Persero Tbk PT	8,808,900	1,560
	Astra International Tbk PT	3,778,600	1,380
	Bank Mandiri Persero Tbk PT	3,461,400	1,348
	Bank Negara Indonesia Persero Tbk PT	1,400,700	446
	United Tractors Tbk PT	290,504	415
	Indofood Sukses Makmur Tbk PT	811,100	384
*	Gudang Garam Tbk PT	79,600	222
	Tower Bersama Infrastructure Tbk PT	1,953,700	198
	Hanjaya Mandala Sampoerna Tbk PT	1,495,700	143
	Surya Citra Media Tbk PT	1,071,500	107
	Bukit Asam Tbk PT	794,800	104
*	Media Nusantara Citra Tbk PT	920,900	51
	Bank Danamon Indonesia Tbk PT	153,600	25
			8,624
Israel (0.2%)
	Bank Leumi Le-Israel BM	268,789	1,267
*	Bank Hapoalim BM	206,616	1,206
	ICL Group Ltd.	126,047	457
	Gazit-Globe Ltd.	10,908	45
			2,975
Italy (2.0%)
	Enel SPA	1,460,774	11,614
	Eni SPA	456,653	3,199
	Assicurazioni Generali SPA	235,946	3,165
*	Fiat Chrysler Automobiles NV	206,786	2,537
	Snam SPA	409,717	1,998
	Terna Rete Elettrica Nazionale SPA	260,263	1,757
*	FinecoBank Banca Fineco SPA	114,236	1,569
*	Atlantia SPA	92,375	1,418
	Mediobanca Banca di Credito Finanziario SPA	145,625	1,034
[1]	Poste Italiane SPA	86,146	703
	Italgas SPA	92,129	532
	Tenaris SA	90,790	433
	Telecom Italia SPA (Bearer)	1,137,491	414
	A2A SPA	304,925	387
	Banca Mediolanum SPA	49,034	335
	UnipolSai Assicurazioni SPA	88,557	206
			31,301
Japan (13.4%)
	Toyota Motor Corp.	462,013	30,330
	Mitsubishi UFJ Financial Group Inc.	2,343,600	9,238
	Takeda Pharmaceutical Co. Ltd.	286,000	8,838
	KDDI Corp.	318,600	8,620
	NTT DOCOMO Inc.	212,400	7,909
	Honda Motor Co. Ltd.	321,600	7,607
	Sumitomo Mitsui Financial Group Inc.	243,954	6,753
	ITOCHU Corp.	252,784	6,072
	SoftBank Corp.	515,082	5,994
	Mizuho Financial Group Inc.	477,420	5,878
	Tokio Marine Holdings Inc.	122,134	5,459
	Mitsubishi Corp.	224,300	5,004
	Nippon Telegraph & Telephone Corp.	232,900	4,899
	Mitsui & Co. Ltd.	311,012	4,872
	Japan Tobacco Inc.	221,900	4,178
	Komatsu Ltd.	172,300	3,885
	Bridgestone Corp.	107,900	3,517
	Canon Inc.	187,700	3,267
	Daiwa House Industry Co. Ltd.	120,600	3,169
	Dai-ichi Life Holdings Inc.	204,000	3,047
	ORIX Corp.	236,100	2,761
	Nomura Holdings Inc.	566,000	2,535
	MS&AD Insurance Group Holdings Inc.	90,300	2,471
	Sompo Holdings Inc.	63,700	2,378
	Sumitomo Corp.	210,838	2,307
	Subaru Corp.	114,409	2,100
	Asahi Kasei Corp.	233,900	2,027
	ENEOS Holdings Inc.	563,805	1,902
	Sumitomo Mitsui Trust Holdings Inc.	68,200	1,834
	Sekisui House Ltd.	107,902	1,793
	Japan Post Holdings Co. Ltd.	249,174	1,710
	Sumitomo Electric Industries Ltd.	140,900	1,556
	Marubeni Corp.	295,100	1,541

41

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Chubu Electric Power Co. Inc.	130,800	1,465
	Mitsubishi Chemical Holdings Corp.	240,200	1,352
	Resona Holdings Inc.	408,500	1,347
	Kansai Electric Power Co. Inc.	137,400	1,250
	Toyota Tsusho Corp.	42,500	1,186
	Mitsubishi Heavy Industries Ltd.	54,100	1,162
	Taisei Corp.	37,100	1,154
	Daiwa Securities Group Inc.	282,314	1,144
	AGC Inc.	35,400	1,105
	Daito Trust Construction Co. Ltd.	12,000	1,092
	LIXIL Group Corp.	49,500	1,075
	T&D Holdings Inc.	102,900	1,028
	SBI Holdings Inc.	43,000	991
	Sumitomo Chemical Co. Ltd.	286,900	939
	Kajima Corp.	85,100	909
	Idemitsu Kosan Co. Ltd.	44,353	897
	Tosoh Corp.	52,400	849
	Ricoh Co. Ltd.	127,800	839
	Mitsui Chemicals Inc.	32,500	832
	Inpex Corp.	173,700	824
	Tohoku Electric Power Co. Inc.	87,900	776
	Yamaha Motor Co. Ltd.	53,300	762
	Kyushu Electric Power Co. Inc.	88,900	745
	Shimizu Corp.	103,400	718
	Chugoku Electric Power Co. Inc.	56,835	714
	Marui Group Co. Ltd.	39,400	712
	Concordia Financial Group Ltd.	212,300	701
	NSK Ltd.	84,100	673
	NGK Spark Plug Co. Ltd.	36,100	635
	Mitsubishi Gas Chemical Co. Inc.	34,200	623
	Japan Post Bank Co. Ltd.	77,348	617
	Chiba Bank Ltd.	116,800	603
	Haseko Corp.	50,286	603
	Kuraray Co. Ltd.	65,100	602
	Seiko Epson Corp.	51,400	597
	Tokyo Century Corp.	11,200	549
	Japan Post Insurance Co. Ltd.	34,300	544
	Amada Co. Ltd.	59,200	515
	Sojitz Corp.	232,800	512
	Denka Co. Ltd.	16,600	511
	Fukuoka Financial Group Inc.	30,500	510
	Iida Group Holdings Co. Ltd.	25,600	463
	Sumitomo Heavy Industries Ltd.	21,200	454
	Showa Denko KK	26,600	452
	Kyowa Exeo Corp.	19,000	438
	Electric Power Development Co. Ltd.	30,600	414
	Sanwa Holdings Corp.	35,200	402
	DIC Corp.	15,700	382
	Nikon Corp.	60,500	369
	Aozora Bank Ltd.	22,200	365
	Mebuki Financial Group Inc.	179,800	361
	Nomura Real Estate Holdings Inc.	20,500	358
	J Front Retailing Co. Ltd.	46,000	351
	Penta-Ocean Construction Co. Ltd.	52,800	335
	Mitsubishi UFJ Lease & Finance Co. Ltd.	78,600	333
	JTEKT Corp.	41,500	331
	Aica Kogyo Co. Ltd.	9,600	323
	Sumitomo Rubber Industries Ltd.	35,100	309
	Credit Saison Co. Ltd.	28,000	303
	Ube Industries Ltd.	17,400	299
	Hachijuni Bank Ltd.	79,800	295
	Nippon Electric Glass Co. Ltd.	14,800	291
	Hirogin Holdings Inc.	52,900	288
	IHI Corp.	23,600	286
	Kaneka Corp.	10,200	285
	Yokohama Rubber Co. Ltd.	19,300	277
	Seven Bank Ltd.	120,500	277
	Yamaguchi Financial Group Inc.	42,500	276
	Pola Orbis Holdings Inc.	13,900	274
	DMG Mori Co. Ltd.	18,700	250
	H.U. Group Holdings Inc.	9,700	247
	Ushio Inc.	20,900	233
	Gunma Bank Ltd.	73,000	232
	Toda Corp.	40,100	229
	AEON Financial Service Co. Ltd.	21,700	222
	Hokuhoku Financial Group Inc.	23,300	221
	Konica Minolta Inc.	86,100	219
*	Mitsubishi Motors Corp.	116,900	214
	Sankyo Co. Ltd.	8,200	209

42

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Shikoku Electric Power Co. Inc.	27,500	198
	Kyudenko Corp.	6,900	188
	Wacoal Holdings Corp.	10,000	181
	Hitachi Capital Corp.	8,200	173
	Nisshinbo Holdings Inc.	26,000	173
	Cosmo Energy Holdings Co. Ltd.	11,600	170
	Toyota Boshoku Corp.	11,000	160
	Matsui Securities Co. Ltd.	19,700	158
	Yamato Kogyo Co. Ltd.	6,300	151
	Heiwa Corp.	8,900	144
	Tokai Rika Co. Ltd.	9,100	143
	Noevir Holdings Co. Ltd.	2,900	129
	SKY Perfect JSAT Holdings Inc.	22,700	97
	Fuji Media Holdings Inc.	6,500	63
			214,108
Kuwait (0.3%)
	National Bank of Kuwait SAKP	1,194,707	3,301
	Mobile Telecommunications Co. KSC	393,508	751
	Ahli United Bank BSC	945,615	727
	Gulf Bank KSCP	317,721	230
	Boubyan Petrochemicals Co. KSCP	65,339	114
	Burgan Bank SAK	149,341	101
			5,224
Malaysia (0.7%)
	Public Bank Bhd. (Local)	572,600	2,077
	Malayan Banking Bhd.	1,116,997	1,881
	Tenaga Nasional Bhd.	723,933	1,662
	CIMB Group Holdings Bhd.	1,311,000	930
	DiGi.Com Bhd.	671,700	609
	Maxis Bhd.	513,900	594
	MISC Bhd.	268,600	426
	Hong Leong Bank Bhd.	116,900	417
	Petronas Gas Bhd.	104,532	397
	Sime Darby Bhd.	659,400	382
	Gamuda Bhd.	407,300	326
	Genting Bhd.	423,000	302
	RHB Bank Bhd.	289,500	295
	AMMB Holdings Bhd.	356,500	245
	Genting Malaysia Bhd.	487,000	234
	Westports Holdings Bhd.	203,500	191
	YTL Corp. Bhd.	870,446	152
	Alliance Bank Malaysia Bhd.	203,500	107
	British American Tobacco Malaysia Bhd.	26,200	64
	IOI Properties Group Bhd.	291,500	60
[1]	Astro Malaysia Holdings Bhd.	288,500	51
			11,402
Mexico (0.7%)
*	Grupo Financiero Banorte SAB de CV	546,946	2,437
	Wal-Mart de Mexico SAB de CV	972,035	2,349
	Grupo Mexico SAB de CV Class B	594,900	1,690
	Grupo Aeroportuario del Pacifico SAB de CV Class B	72,954	607
	Coca-Cola Femsa SAB de CV	106,300	402
	Industrias Penoles SAB de CV	22,920	365
	Alfa SAB de CV Class A	538,400	360
*	Grupo Aeroportuario del Sureste SAB de CV Class B	30,500	352
	Orbia Advance Corp. SAB de CV	188,800	334
	Infraestructura Energetica Nova SAB de CV	95,200	318
*	Grupo Financiero Inbursa SAB de CV	411,400	305
*	Grupo Aeroportuario del Centro Norte SAB de CV	59,400	268
	Promotora y Operadora de Infraestructura SAB de CV	39,790	261
[1]	GMexico Transportes SAB de CV	217,040	257
	Kimberly-Clark de Mexico SAB de CV Class A	155,100	230
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	111,500	82
	Grupo Lala SAB de CV	76,600	47
			10,664
Netherlands (1.8%)
^	Unilever NV	272,643	15,370
	Koninklijke Ahold Delhaize NV	201,503	5,524
*	ING Groep NV	733,089	5,022
	Koninklijke KPN NV	623,287	1,683
	Aegon NV	332,704	895
	ASR Nederland NV	25,887	786
			29,280

43

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
New Zealand (0.2%)
Spark New Zealand Ltd.	347,104	1,030
Meridian Energy Ltd.	231,987	813
Contact Energy Ltd.	138,173	674
Mercury NZ Ltd.	117,389	415
SKYCITY Entertainment Group Ltd.	138,664	256
		3,188
Norway (0.6%)
Equinor ASA	180,562	2,304
Telenor ASA	117,514	1,816
Orkla ASA	144,116	1,360
Mowi ASA	80,389	1,270
Yara International ASA	32,592	1,141
* Salmar ASA	9,752	495
Aker BP ASA	19,186	299
Leroy Seafood Group ASA	47,729	224
Aker ASA	4,542	183
		9,092
Pakistan (0.0%)
Habib Bank Ltd.	125,375	102
Pakistan Petroleum Ltd.	146,680	76
Fauji Fertilizer Co. Ltd.	112,299	74
Oil & Gas Development Co. Ltd.	119,600	71
		323
Philippines (0.1%)
PLDT Inc.	16,905	461
Manila Electric Co.	50,380	312
Globe Telecom Inc.	5,405	226
Metro Pacific Investments Corp.	2,712,000	224
Aboitiz Power Corp.	303,200	169
DMCI Holdings Inc.	702,800	64
Semirara Mining & Power Corp.	185,720	41
		1,497
Poland (0.2%)
Powszechna Kasa Oszczednosci Bank Polski SA	163,280	783
* Powszechny Zaklad Ubezpieczen SA	105,213	575
Polski Koncern Naftowy ORLEN SA	59,480	573
Cyfrowy Polsat SA	47,867	299
* Santander Bank Polska SA	5,513	172
Grupa Lotos SA	16,698	118
		2,520
Portugal (0.2%)
EDP - Energias de Portugal SA	527,350	2,602
Galp Energia SGPS SA	97,547	792
		3,394
Qatar (0.6%)
Qatar National Bank QPSC	828,900	4,024
Qatar Islamic Bank SAQ	216,046	962
Industries Qatar QSC	375,169	926
Masraf Al Rayan QSC	687,656	810
Qatar Electricity & Water Co. QSC	92,606	424
Commercial Bank PSQC	360,718	423
Qatar Fuel QSC	87,352	412
Qatar Gas Transport Co. Ltd.	499,306	368
Barwa Real Estate Co.	353,987	324
Qatar International Islamic Bank QSC	138,107	314
Ooredoo QPSC	154,022	280
* Doha Bank QPSC	289,407	193
Qatar Insurance Co. SAQ	299,825	189
Vodafone Qatar QSC	295,369	105
		9,754
Russia (1.7%)
Sberbank of Russia PJSC	1,917,910	4,861
Gazprom PJSC ADR	767,521	2,940
LUKOIL PJSC ADR	56,208	2,876
Novatek PJSC	197,263	2,375
Tatneft PJSC ADR	42,383	1,317
MMC Norilsk Nickel PJSC ADR	49,035	1,169
MMC Norilsk Nickel PJSC	4,858	1,156
Gazprom PJSC	446,205	869
Lukoil PJSC	15,726	804
Rosneft Oil Co. PJSC GDR	180,067	786
Mobile TeleSystems PJSC ADR	85,480	668
Surgutneftegas OAO Preference Shares	1,433,577	655
Polyus PJSC	3,061	599
AK Transneft OAO Preference Shares	298	496
Magnit PJSC (XLON)	34,481	476
Novolipetsk Steel PJSC	198,538	466
Moscow Exchange MICEX-RTS PJSC	269,756	456
Severstal PAO GDR	32,055	438
Polyus PJSC GDR	4,270	420
Inter RAO UES PJSC	6,521,000	418
Alrosa PJSC	450,950	406

44

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Magnit PJSC (MISX)	6,284	374
	Rostelecom PJSC	188,410	220
	RusHydro PJSC	21,425,000	195
	Tatneft PAO Preference Shares	37,113	186
	Sistema PJSFC	519,100	165
	Magnitogorsk Iron & Steel Works PJSC	320,000	152
	Rosneft Oil Co. PJSC	33,650	149
	PhosAgro PJSC GDR	10,445	120
	Federal Grid Co. Unified Energy System PJSC	48,020,000	115
	PhosAgro PJSC	3,043	108
	Tatneft PJSC	13,843	72
*	Aeroflot PJSC	91,779	66
	Unipro PJSC	1,744,000	57
	Mosenergo PJSC	1,739,000	44
	Severstal PAO	2,705	37
	Mobile TeleSystems PJSC	9,210	36
			26,747
Saudi Arabia (1.8%)
[1]	Saudi Arabian Oil Co.	477,400	4,283
	Saudi Basic Industries Corp.	168,559	4,043
	Al Rajhi Bank	229,525	4,028
	Saudi Telecom Co.	112,338	2,984
	National Commercial Bank	252,116	2,618
	Samba Financial Group	181,309	1,332
	Riyad Bank	271,120	1,300
	Banque Saudi Fransi	108,584	858
	Saudi Arabian Fertilizer Co.	37,422	752
*	Alinma Bank	181,600	738
	Saudi Electricity Co.	144,785	730
	Yanbu National Petrochemical Co.	43,697	669
	Arab National Bank	119,520	603
	Jarir Marketing Co.	11,324	522
	Advanced Petrochemical Co.	18,557	286
	Bank Al-Jazira	76,846	266
*	Sahara International Petrochemical Co.	63,120	245
	Southern Province Cement Co.	11,925	214
	Saudi Industrial Investment Group	38,745	209
*	Dar Al Arkan Real Estate Development Co.	91,794	195
	Saudi Cement Co.	13,227	191
	Arabian Centres Co. Ltd.	28,464	184
	National Petrochemical Co.	21,060	152
	Qassim Cement Co.	8,259	151
	Saudi Airlines Catering Co.	6,838	142
	Yanbu Cement Co.	14,407	127
*	Seera Group Holding	28,116	125
			27,947
Singapore (1.3%)
	DBS Group Holdings Ltd.	336,378	5,011
	Oversea-Chinese Banking Corp. Ltd.	646,100	3,985
	United Overseas Bank Ltd.	242,245	3,366
	Singapore Telecommunications Ltd. (Ordinary Shares)	1,393,588	2,072
	Singapore Exchange Ltd.	154,532	980
	CapitaLand Ltd.	473,200	890
	Keppel Corp. Ltd.	267,512	860
	Singapore Technologies Engineering Ltd.	295,700	756
	Venture Corp. Ltd.	48,600	685
	Genting Singapore Ltd.	1,112,600	525
	ComfortDelGro Corp. Ltd.	394,100	390
	SATS Ltd.	108,800	237
	Jardine Cycle & Carriage Ltd.	17,400	226
	Singapore Press Holdings Ltd.	286,700	208
	Sembcorp Industries Ltd.	177,200	205
	Singapore Post Ltd.	281,700	137
	Hutchison Port Holdings Trust	893,200	130
	Golden Agri-Resources Ltd.	1,185,700	122
	Olam International Ltd.	103,800	97
	StarHub Ltd.	107,500	92
	Frasers Property Ltd.	72,500	58
	SIA Engineering Co. Ltd.	47,400	57
	Singapore Telecommunications Ltd.	8,800	13
			21,102
South Africa (1.0%)
	FirstRand Ltd.	875,307	2,032
	Standard Bank Group Ltd.	242,481	1,586
	Impala Platinum Holdings Ltd.	140,115	1,247
	MTN Group Ltd.	338,415	1,208
	Sanlam Ltd.	315,946	922
	Vodacom Group Ltd.	111,775	842
	Anglo American Platinum Ltd.	11,661	772

45

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	MultiChoice Group	84,708	699
*	Sasol Ltd.	104,931	548
	Bidvest Group Ltd.	65,921	542
	Old Mutual Ltd.	867,864	503
	Nedbank Group Ltd.	67,250	398
	SPAR Group Ltd.	35,694	378
	Tiger Brands Ltd.	29,901	371
	Mr Price Group Ltd.	48,641	368
	Woolworths Holdings Ltd.	164,484	353
	Foschini Group Ltd.	58,672	313
	Exxaro Resources Ltd.	45,993	310
	Kumba Iron Ore Ltd.	9,590	285
	African Rainbow Minerals Ltd.	19,430	273
	AVI Ltd.	57,372	260
	Life Healthcare Group Holdings Ltd.	253,127	253
	Rand Merchant Investment Holdings Ltd.	138,957	243
	NEPI Rockcastle plc	64,225	228
	Netcare Ltd.	265,681	210
	Pick n Pay Stores Ltd.	65,373	206
	Truworths International Ltd.	79,746	154
	Momentum Metropolitan Holdings	161,434	129
	Barloworld Ltd.	35,411	124
	Coronation Fund Managers Ltd.	50,185	116
	Santam Ltd.	7,512	113
	Investec Ltd.	47,127	87
	Distell Group Holdings Ltd.	15,365	77
	Liberty Holdings Ltd.	21,815	72
			16,222
South Korea (2.0%)
	Samsung Electronics Co. Ltd. Preference Shares	154,423	6,870
	Hyundai Motor Co.	26,959	3,946
	KB Financial Group Inc.	72,457	2,592
	Posco	12,801	2,363
	Shinhan Financial Group Co. Ltd.	84,881	2,303
	KT&G Corp.	20,494	1,463
	Hana Financial Group Inc.	53,458	1,444
	LG Corp.	16,507	988
	Samsung Fire & Marine Insurance Co. Ltd.	6,199	980
	SK Telecom Co. Ltd. ADR	41,889	882
	Woori Financial Group Inc.	101,725	803
	Samsung Life Insurance Co. Ltd.	11,745	657
	Korea Zinc Co. Ltd.	1,795	607
	Mirae Asset Daewoo Co. Ltd.	80,504	600
	Korea Investment Holdings Co. Ltd.	7,090	433
	Hyundai Heavy Industries Holdings Co. Ltd.	1,941	369
	Industrial Bank of Korea	50,051	363
	Kangwon Land Inc.	19,115	357
	Hyundai Motor Co. 2nd Preference Shares	4,831	342
	Samsung Securities Co. Ltd.	11,689	333
	DB Insurance Co. Ltd.	8,027	314
	Hyundai Motor Co. Preference Shares	4,123	288
	GS Holdings Corp.	9,489	277
	BNK Financial Group Inc.	54,555	267
	Cheil Worldwide Inc.	13,341	247
	GS Engineering & Construction Corp.	9,817	233
	Hyundai Marine & Fire Insurance Co. Ltd.	11,183	230
	NH Investment & Securities Co. Ltd.	24,405	207
	DGB Financial Group Inc.	28,091	154
	Samsung Card Co. Ltd.	5,849	152
	LS Corp.	3,113	143
	Lotte Shopping Co. Ltd.	1,870	139
	LOTTE Fine Chemical Co. Ltd.	3,199	137
	Korea Gas Corp.	5,303	128
	Doosan Bobcat Inc.	4,110	105
	KEPCO Plant Service & Engineering Co. Ltd.	4,297	104
	KCC Corp.	759	103
	Ssangyong Cement Industrial Co. Ltd.	19,061	93
	Posco International Corp.	7,507	89
	LG Electronics Inc. Preference Shares	3,020	86
	Hanwha Life Insurance Co. Ltd.	45,162	62
	Hanwha Corp. Preference Shares	3,489	40
	Mirae Asset Daewoo Co. Ltd. Preference Shares	9,728	39
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	243	31
			32,363
Spain (2.3%)
	Iberdrola SA	1,114,574	13,161
*	Banco Santander SA (XMAD)	3,007,146	6,022
	Banco Bilbao Vizcaya Argentaria SA	1,255,131	3,621

46

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Telefonica SA	884,205	2,876
	Repsol SA	267,223	1,678
	Endesa SA	59,129	1,586
	Red Electrica Corp. SA	80,799	1,423
	CaixaBank SA	676,184	1,234
	Naturgy Energy Group SA	56,679	1,053
	ACS Actividades de Construccion y Servicios SA	43,960	1,045
	Enagas SA	46,928	1,013
	Bankinter SA	130,190	489
	Acciona SA	3,807	385
	Bankia SA	221,359	272
	Mapfre SA	179,741	271
	Zardoya Otis SA	33,009	202
*	Banco Santander SA (XMEX)	77,341	150
			36,481
Sweden (1.7%)
*	Volvo AB Class B	281,259	5,467
	Investor AB Class B	85,124	5,102
*	Swedbank AB Class A	188,032	2,944
	Hennes & Mauritz AB Class B	164,742	2,679
*	Skandinaviska Enskilda Banken AB Class A	270,292	2,319
^	Telia Co. AB	483,888	1,851
	SKF AB	72,366	1,481
	Boliden AB	51,586	1,407
^	Skanska AB Class B	67,453	1,265
	Tele2 AB	100,041	1,181
	Castellum AB	50,783	1,057
	Lundin Energy AB	35,924	687
*	Skandinaviska Enskilda Banken AB Class C	2,473	23
			27,463
Switzerland (5.2%)
	Novartis AG	403,454	31,438
	Zurich Insurance Group AG	27,962	9,287
	ABB Ltd.	335,377	8,138
	UBS Group AG	629,648	7,330
	LafargeHolcim Ltd.	96,357	4,136
	Swiss Re AG	52,724	3,784
	SGS SA	1,115	2,785
	Swisscom AG	4,777	2,430
	Swiss Life Holding AG	5,944	2,000
	Julius Baer Group Ltd.	40,875	1,819
	Roche Holding AG (Bearer)	4,982	1,605
	Adecco Group AG	29,171	1,430
	Swiss Prime Site AG	14,134	1,189
	Baloise Holding AG	8,510	1,164
	PSP Swiss Property AG	8,034	972
	Clariant AG	37,860	650
	Helvetia Holding AG	6,572	515
	Banque Cantonale Vaudoise	5,196	503
	DKSH Holding AG	6,497	418
	Sulzer AG	3,306	242
	OC Oerlikon Corp. AG	33,215	231
			82,066
Taiwan (8.1%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,507,953	68,204
	Hon Hai Precision Industry Co. Ltd.	2,247,000	6,094
	Delta Electronics Inc.	408,802	2,720
	Formosa Plastics Corp.	915,879	2,535
	Nan Ya Plastics Corp.	1,048,000	2,153
	CTBC Financial Holding Co. Ltd.	3,392,120	2,142
	Cathay Financial Holding Co. Ltd.	1,551,388	2,085
	Mega Financial Holding Co. Ltd.	2,029,000	1,955
	Fubon Financial Holding Co. Ltd.	1,365,000	1,944
	Uni-President Enterprises Corp.	890,000	1,908
	United Microelectronics Corp. ADR	337,407	1,788
	Chunghwa Telecom Co. Ltd. ADR	45,810	1,731
	Formosa Chemicals & Fibre Corp.	639,000	1,539
	Yuanta Financial Holding Co. Ltd.	2,157,360	1,341
	Taiwan Cement Corp.	943,365	1,339
	First Financial Holding Co. Ltd.	1,902,973	1,335
	Quanta Computer Inc.	492,000	1,241
	Chailease Holding Co. Ltd.	235,494	1,144
	Asustek Computer Inc.	132,268	1,124
	Hua Nan Financial Holdings Co. Ltd.	1,813,468	1,091
	Realtek Semiconductor Corp.	87,000	1,084
	Taiwan Mobile Co. Ltd.	308,000	1,052
	Yageo Corp.	83,000	1,034
	Novatek Microelectronics Corp.	106,000	991
	Chunghwa Telecom Co. Ltd.	234,000	878
	Catcher Technology Co. Ltd.	136,672	864
	Taishin Financial Holding Co. Ltd.	1,927,982	850

47

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Pegatron Corp.	372,000	802
	Shanghai Commercial & Savings Bank Ltd.	613,000	795
	ASE Technology Holding Co. Ltd.	327,171	734
	SinoPac Financial Holdings Co. Ltd.	1,959,641	734
	Accton Technology Corp.	99,000	719
	ASE Technology Holding Co. Ltd. ADR	156,643	716
	Formosa Petrochemical Corp.	253,000	696
	Far Eastern New Century Corp.	736,000	664
	Lite-On Technology Corp.	399,194	650
	Asia Cement Corp.	434,000	625
	Far EasTone Telecommunications Co. Ltd.	297,000	623
	Globalwafers Co. Ltd.	39,000	568
	Vanguard International Semiconductor Corp.	167,000	546
	Wistron Corp.	518,656	519
	Walsin Technology Corp.	88,000	504
	Compal Electronics Inc.	760,000	495
	Feng TAY Enterprise Co. Ltd.	81,280	493
	Eclat Textile Co. Ltd.	36,200	482
	Acer Inc.	541,000	452
	Zhen Ding Technology Holding Ltd.	106,000	449
	Inventec Corp.	564,994	447
	Pou Chen Corp.	495,000	437
	Cheng Shin Rubber Industry Co. Ltd.	342,994	433
	United Microelectronics Corp.	365,000	392
	Synnex Technology International Corp.	260,000	386
	Wiwynn Corp.	15,000	382
	Foxconn Technology Co. Ltd.	216,190	379
	Teco Electric and Machinery Co. Ltd.	347,000	363
	Chicony Electronics Co. Ltd.	111,370	336
	Nanya Technology Corp.	151,000	306
	Taiwan Fertilizer Co. Ltd.	141,000	253
	Formosa Taffeta Co. Ltd.	176,000	193
	Eva Airways Corp.	457,000	173
	Taiwan Secom Co. Ltd.	53,000	163
	Transcend Information Inc.	52,000	116
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	534	45
			129,236
Thailand (0.8%)
	PTT PCL (Foreign)	2,542,900	2,527
	Advanced Info Service PCL (Foreign)	203,804	1,127
	Siam Commercial Bank PCL (Foreign)	434,700	905
	Siam Cement PCL NVDR	79,400	860
	Siam Cement PCL (Foreign)	77,750	843
	PTT Exploration & Production PCL (Foreign)	271,230	685
	Intouch Holdings PCL (Foreign)	336,106	577
	PTT Global Chemical PCL	408,599	524
	Kasikornbank PCL (Foreign)	203,500	497
	Delta Electronics Thailand PCL	80,100	460
	Digital Telecommunications Infrastructure Fund	1,107,997	451
	Krung Thai Bank PCL (Foreign)	1,432,100	397
	Bangkok Bank PCL (Foreign)	105,400	326
	Kasikornbank PCL	126,300	308
	Thai Union Frozen Products PCL (Foreign)	613,100	299
	TMB Bank PCL	8,808,600	229
	Land & Houses PCL (Foreign)	1,066,500	219
	Ratchaburi Electricity Generating Holding PCL (Foreign)	137,000	204
	Thai Oil PCL (Foreign)	181,500	199
	Banpu PCL	921,100	194
	IRPC PCL (Foreign)	1,931,900	125
	Intouch Holdings PCL NVDR	65,000	111
	Land & Houses PCL	345,100	71
	Siam Commercial Bank PCL	30,700	64
	Siam City Cement PCL (Foreign)	16,332	62
	Bangkok Life Assurance PCL	98,900	57
*	SCG Packaging PCL	11,191	13
			12,334

48

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Turkey (0.1%)
*	Turkcell Iletisim Hizmetleri AS	203,724	353
	Eregli Demir ve Celik Fabrikalari TAS	262,970	301
*	Akbank TAS	480,105	272
*	Tupras Turkiye Petrol Rafinerileri AS	24,830	222
	Turkiye Sise ve Cam Fabrikalari AS	272,151	199
	Ford Otomotiv Sanayi AS	11,710	151
	Haci Omer Sabanci Holding AS (Bearer)	149,449	147
	Enka Insaat ve Sanayi AS	137,729	119
*	Petkim Petrokimya Holding AS	192,894	94
	Anadolu Efes Biracilik Ve Malt Sanayii AS	33,333	77
	Tofas Turk Otomobil Fabrikasi AS	22,707	73
	Coca-Cola Icecek AS	12,545	67
	TAV Havalimanlari Holding AS	34,939	58
	Tekfen Holding AS	36,475	57
	Iskenderun Demir ve Celik AS	20,117	18
			2,208
United Arab Emirates (0.4%)
	First Abu Dhabi Bank PJSC	804,548	2,479
	Emirates Telecommunications Group Co. PJSC	322,571	1,478
§	Abu Dhabi Commercial Bank PJSC	484,910	772
	Aldar Properties PJSC	712,878	527
	Dubai Islamic Bank PJSC	329,778	373
	Abu Dhabi Islamic Bank PJSC	268,424	316
	Air Arabia PJSC	448,581	133
	Dubai Investments PJSC	388,932	119
	Dana Gas PJSC	637,959	117
*	DAMAC Properties Dubai Co. PJSC	265,462	78
			6,392
United Kingdom (9.4%)
	GlaxoSmithKline plc	925,910	15,461
	British American Tobacco plc	424,589	13,458
	Unilever plc	204,692	11,665
	Rio Tinto plc	203,771	11,526
	Royal Dutch Shell plc Class A	772,816	9,722
	BP plc	3,724,155	9,499
	Royal Dutch Shell plc Class B	693,846	8,367
	National Grid plc	658,767	7,836
	BHP Group plc	390,339	7,562
	Vodafone Group plc	5,029,675	6,709
	Anglo American plc	230,927	5,418
	Tesco plc	1,810,529	4,819
	SSE plc	194,422	3,188
	BAE Systems plc	603,460	3,102
	Imperial Brands plc	176,771	2,798
	Legal & General Group plc	1,107,742	2,656
	3i Group plc	179,656	2,244
	BT Group plc	1,634,715	2,147
*	Kingfisher plc	397,687	1,479
	United Utilities Group plc	127,408	1,424
	Severn Trent plc	44,411	1,398
	Admiral Group plc	38,786	1,382
	Polymetal International plc	63,874	1,358
	Standard Life Aberdeen plc	416,284	1,213
	St. James’s Place plc	100,414	1,170
	Berkeley Group Holdings plc	21,945	1,154
	Pennon Group plc	80,038	1,030
	Johnson Matthey plc	35,779	996
	Pearson plc	139,870	924
	M&G plc	484,454	922
	Wm Morrison Supermarkets plc	418,805	884
	Phoenix Group Holdings plc	102,582	881
	J Sainsbury plc	309,450	808
	Intermediate Capital Group plc	53,111	807
	Schroders plc	20,981	711
	Bellway plc	23,383	707
	Tate & Lyle plc	86,663	668
[1]	Quilter plc	334,142	530
	Evraz plc	110,441	514
	Ashmore Group plc	84,109	389
*	TUI AG	82,076	322
	British American Tobacco plc ADR	4,220	135
	Carnival plc	338	4
			149,987
Total Common Stocks (Cost $1,817,533)			1,581,238

49

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investment		(1.9%)
Money Market Fund (1.9%)
2,3	Vanguard Market Liquidity Fund, 0.112% (Cost $29,746)	297,475	29,747
Total Investments (101.2%) (Cost $1,847,279)			1,610,985
Other Assets and Liabilities—Net (-1.2%)			(19,089)
Net Assets (100%)			1,591,896

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,160,000.
§	Security value determined using significant unobservable inputs.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the aggregate value of these securities was $17,753,000, representing 1.1% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $28,456,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

50

International High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2020	67	5,976	(376)
MSCI Emerging Market Index	December 2020	53	2,920	(3)
E-mini S&P 500 Index	December 2020	6	979	(31)
				(410)

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Standard Chartered Bank	1/14/21	USD	2,713	JPY	286,289	—	(24)
Standard Chartered Bank	1/14/21	USD	1,768	CHF	1,634	—	(18)
Bank of America, N.A.	1/14/21	USD	1,202	GBP	936	—	(11)
Standard Chartered Bank	1/14/21	USD	921	EUR	785	5	—
Royal Bank of Canada	1/14/21	USD	312	JPY	32,835	—	(2)
Bank of America, N.A.	1/14/21	USD	270	HKD	2,094	—	—
						5	(55)

CHF—Swiss franc.

EUR—euro.

GBP—British pound.

HKD—Hong Kong dollar.

JPY—Japanese yen.

USD—U.S. dollar.

    See accompanying Notes, which are an integral part of the Financial Statements.

51

International High Dividend Yield Index Fund

Statement of Assets and Liabilities

As of October 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,817,533)	1,581,238
Affiliated Issuers (Cost $29,746)	29,747
Total Investments in Securities	1,610,985
Investment in Vanguard	68
Cash	593
Cash Collateral Pledged—Futures Contracts	856
Cash Collateral Received for ETF Capital Activity	5,441
Foreign Currency, at Value (Cost $2,639)	2,677
Receivables for Accrued Income	7,141
Receivables for Capital Shares Issued	97
Unrealized Appreciation—Forward Currency Contracts	5
Total Assets	1,627,863
Liabilities
Payables for Investment Securities Purchased	1,682
Collateral for Securities on Loan	28,456
Collateral for ETF Capital Activity	5,441
Payables for Capital Shares Redeemed	32
Payables to Vanguard	219
Variation Margin Payable—Futures Contracts	82
Unrealized Depreciation—Forward Currency Contracts	55
Total Liabilities	35,967
Net Assets	1,591,896

At October 31, 2020, net assets consisted of:

Paid-in Capital	1,937,287
Total Distributable Earnings (Loss)	(345,391)
Net Assets	1,591,896

ETF Shares—Net Assets
Applicable to 26,247,396 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,324,705
Net Asset Value Per Share—ETF Shares	$50.47

52

International High Dividend Yield Index Fund

Statement of Assets and Liabilities (continued)

($000s, except shares and per-share amounts)	Amount
Admiral Shares—Net Assets
Applicable to 10,926,935 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	267,191
Net Asset Value Per Share—Admiral Shares	$24.45

    See accompanying Notes, which are an integral part of the Financial Statements.

53

International High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2020
($000)
Investment Income
Income
Dividends[1]	63,383
Interest[2]	48
Securities Lending—Net	325
Total Income	63,756
Expenses
The Vanguard Group—Note B
Investment Advisory Services	233
Management and Administrative—ETF Shares	2,806
Management and Administrative—Admiral Shares	540
Marketing and Distribution—ETF Shares	74
Marketing and Distribution—Admiral Shares	15
Custodian Fees	504
Auditing Fees	45
Shareholders’ Reports—ETF Shares	83
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	4,306
Expenses Paid Indirectly	(115)
Net Expenses	4,191
Net Investment Income	59,565
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(111,863)
Futures Contracts	1,814
Forward Currency Contracts	(71)
Foreign Currencies	111
Realized Net Gain (Loss)	(110,009)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(209,790)
Futures Contracts	(519)
Forward Currency Contracts	(60)
Foreign Currencies	151
Change in Unrealized Appreciation (Depreciation)	(210,218)
Net Increase (Decrease) in Net Assets Resulting from Operations	(260,662)

1	Dividends are net of foreign withholding taxes of $6,129,000.

2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $43,000, $25,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

3	Includes $4,817,000 of net gain (loss) resulting from in-kind redemptions.

    See accompanying Notes, which are an integral part of the Financial Statements.

54

International High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,565	57,030
Realized Net Gain (Loss)	(110,009)	1,260
Change in Unrealized Appreciation (Depreciation)	(210,218)	49,570
Net Increase (Decrease) in Net Assets Resulting from Operations	(260,662)	107,860
Distributions[1]
Investor Shares	—	(149)
ETF Shares	(46,653)	(46,829)
Admiral Shares	(9,161)	(8,233)
Total Distributions	(55,814)	(55,211)
Capital Share Transactions
Investor Shares	—	(8,751)
ETF Shares	328,155	329,989
Admiral Shares	117,287	10,466
Net Increase (Decrease) from Capital Share Transactions	445,442	331,704
Total Increase (Decrease)	128,966	384,353
Net Assets
Beginning of Period	1,462,930	1,078,577
End of Period	1,591,896	1,462,930

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation

    See accompanying Notes, which are an integral part of the Financial Statements.

55

International High Dividend Yield Index Fund

Financial Highlights

ETF Shares

					Feb. 25,
					2016[1] to
For a Share Outstanding		Year Ended October 31,			Oct. 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$61.27	$58.85	$65.69	$55.61	$50.00
Investment Operations
Net Investment Income[2]	2.076	2.746	2.639	2.329	1.323
Net Realized and Unrealized Gain (Loss) on Investments[3]	(10.944)	2.302	(7.097)	9.763	5.305
Total from Investment Operations	(8.868)	5.048	(4.458)	12.092	6.628
Distributions
Dividends from Net Investment Income	(1.932)	(2.628)	(2.382)	(2.012)	(1.018)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.932)	(2.628)	(2.382)	(2.012)	(1.018)
Net Asset Value, End of Period	$50.47	$61.27	$58.85	$65.69	$55.61

Total Return	-14.55%	8.87%	-7.03%	22.03%	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,325	$1,264	$889	$598	$117
Ratio of Total Expenses to Average Net Assets	0.28%[4]	0.27%	0.32%	0.32%	0.32%[5,6]
Ratio of Net Investment Income to Average Net Assets	3.81%	4.59%	4.06%	3.73%	3.65%[5]
Portfolio Turnover Rate[7]	20%	15%	10%	8%	6%

1	Inception.

2	Calculated based on average shares outstanding.

3	Includes increases from purchase and redemption fees of of $.03 for 2020, $.01 for 2019, $.02 for 2018, and $.04 for 2017.

4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.27%.

5	Annualized.

6	The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. The expense reimbursement was due to higher-than-anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.

7	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

    See accompanying Notes, which are an integral part of the Financial Statements.

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International High Dividend Yield Index Fund

Financial Highlights

Admiral Shares

					March 2,
					2016[1] to
For a Share Outstanding		Year Ended October 31,			Oct. 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$29.69	$28.52	$31.83	$26.92	$25.00
Investment Operations
Net Investment Income[2]	1.034	1.322	1.264	1.114	.597
Net Realized and Unrealized Gain (Loss) on Investments[3]	(5.336)	1.120	(3.423)	4.743	1.817
Total from Investment Operations	(4.302)	2.442	(2.159)	5.857	2.414
Distributions
Dividends from Net Investment Income	(.938)	(1.272)	(1.151)	(.947)	(.494)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.938)	(1.272)	(1.151)	(.947)	(.494)
Net Asset Value, End of Period	$24.45	$29.69	$28.52	$31.83	$26.92

Total Return[4]	-14.59%[5]	8.83%[5]	-7.00%[5]	22.04%[5]	9.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$267	$199	$181	$168	$84
Ratio of Total Expenses to Average Net Assets	0.28%[6]	0.27%	0.32%	0.32%	0.32%[7,8]
Ratio of Net Investment Income to Average Net Assets	3.99%	4.57%	4.06%	3.73%	3.65%
Portfolio Turnover Rate[9]	20%	15%	10%	8%	6%

1	Inception.

2	Calculated based on average shares outstanding.

3	Includes increases from purchase and redemption fees of $.01 for 2020, $.01 for 2019, $.01 for 2018, and $.02 for 2017.

4	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

5	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.27%.

7	Annualized.

8	The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. The expense reimbursement was due to higher-than-anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.

9	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

    See accompanying Notes, which are an integral part of the Financial Statements.

57

International High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks

58

International High Dividend Yield Index Fund

held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended October 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

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International High Dividend Yield Index Fund

During the year ended October 31, 2020, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription), fails to deliver the fund ETF Shares (in the case of a redemption), or is required by the fund, prior to settlement, to accommodate the trading of foreign securities in local markets (in the case of redemption for an international equity ETF), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the cash balance. The fund records an asset (cash or investment, as applicable) and a corresponding

60

International High Dividend Yield Index Fund

liability for the return of the collateral in the Statement of Assets and Liabilities. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.

9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended October 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received

61

International High Dividend Yield Index Fund

during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2020, the fund had contributed to Vanguard capital in the amount of $68,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $115,000 (an annual rate of 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

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International High Dividend Yield Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks—North and South America	173,991	1	—	173,992
Common Stocks—Other	6,115	1,400,218	913	1,407,246
Temporary Cash Investments	29,747	—	—	29,747
Total	209,853	1,400,219	913	1,610,985
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	5	—	5
Liabilities
Futures Contracts[1]	82	—	—	82
Forward Currency Contracts	—	55	—	55
Total	82	55	—	137

1 Represents variation margin on the last day of the reporting period.

E.   At October 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Unrealized Appreciation—Forward Currency Contracts	—	5	5

Variation Margin Payable—Futures Contracts	82	—	82
Unrealized Depreciation—Forward Currency Contracts	—	55	55
Total Liabilities	82	55	137

International High Dividend Yield Index Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2020, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,814	—	1,814
Forward Currency Contracts	—	(71)	(71)
Realized Net Gain (Loss) on Derivatives	1,814	(71)	1,743

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(519)	—	(519)
Forward Currency Contracts	—	(60)	(60)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(519)	(60)	(579)

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	4,701
Total Distributable Earnings (Loss)	(4,701)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	12,020
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(119,212)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(238,199)

International High Dividend Yield Index Fund

The tax character of distributions paid was as follows:

	Year Ended October 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	55,814	55,211
Long-Term Capital Gains	—	—
Total	55,814	55,211

* Includes short-term capital gains, if any.

As of October 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,849,380
Gross Unrealized Appreciation	117,663
Gross Unrealized Depreciation	(356,058)
Net Unrealized Appreciation (Depreciation)	(238,395)

G.   During the year ended October 31, 2020, the fund purchased $792,908,000 of investment securities and sold $344,429,000 of investment securities, other than temporary cash investments. Purchases and sales include $301,435,000 and $42,888,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

International High Dividend Yield Index Fund

H.   Capital share transactions for each class of shares were:

	Year Ended October 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	—	—	452	19
Issued in Lieu of Cash Distributions	—	—	140	6
Redeemed[2,3]	—	—	(9,343)	(388)
Net Increase (Decrease)—Investor Shares	—	—	(8,751)	(363)
ETF Shares
Issued[1]	377,560	6,711	329,989	5,526
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	(49,405)	(1,100)	—	—
Net Increase (Decrease)—ETF Shares	328,155	5,611	329,989	5,526
Admiral Shares
Issued[1,3]	173,979	6,455	50,620	1,746
Issued in Lieu of Cash Distributions	5,196	203	6,920	243
Redeemed[2]	(61,888)	(2,421)	(47,074)	(1,635)
Net Increase (Decrease)—Admiral Shares	117,287	4,237	10,466	354

1	Includes purchase fees for fiscal 2020 and 2019 of $728,000 and $193,000, respectively (fund totals).
2	Net of redemption fees for fiscal 2020 and 2019 of $151,000 and $102,000, respectively (fund totals).
3	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 316,000 and 261,000 shares, respectively, in the amount of $7,630,000 from the conversion during the year ended October 31, 2019.

I.   Management has determined that no events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund (two of the funds constituting Vanguard Whitehall Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 15, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard International Dividend Appreciation Index Fund

This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $29,423,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $38,177,000 and foreign taxes paid of $3,812,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

Special 2020 tax information (unaudited) for Vanguard International High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $40,923,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $69,509,000 and foreign taxes paid of $4,745,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

“Dividend Achievers” is a trademark of The NASDAQ OMX Group, Inc. (collectively, with its affiliates “NASDAQ OMX”), and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by NASDAQ OMX and NASDAQ OMX makes no representation regarding the advisability of investing in the funds. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE VANGUARD MUTUAL FUNDS.

© 2020 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q20150 122020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)         Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2020: $309,000
Fiscal Year Ended October 31, 2019: $317,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2020: $10,761,407
Fiscal Year Ended October 31, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)         Audit-Related Fees.

Fiscal Year Ended October 31, 2020: $2,915,863
Fiscal Year Ended October 31, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)         Tax Fees.

Fiscal Year Ended October 31, 2020: $247,168
Fiscal Year Ended October 31, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)            All Other Fees.

Fiscal Year Ended October 31, 2020: $115,000
Fiscal Year Ended October 31, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2020: $362,168
Fiscal Year Ended October 31, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In March 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard High Dividend Yield Index Fund. In September 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Mid-Cap Growth Fund and Vanguard Selected Value Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.

(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2020

VANGUARD WHITEHALL FUNDS

BY:	/s/ JOHN BENDL*
JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: December 18, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on December 18, 2020 (see File Number 33-64845), Incorporated by Reference.